PROSPECTUS

Goldman Sachs Private Markets Fund 2018 (A) LLC

Limited Liability Company Units

Goldman Sachs Private Markets Fund 2018 (A) LLC, a newly organized Delaware limited liability company (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is offering common units of limited liability company interests (the “Units”).

The Fund’s investment objective is to seek total return through a fund of funds strategy. The Fund will pursue its investment objective by investing all or substantially all of its net assets in Goldman Sachs Private Markets Fund 2018 LLC, a Delaware limited liability company that is also registered under the 1940 Act (the “Master Fund”), which in turn will make investments. The Master Fund intends to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private pooled investment vehicles (“Portfolio Funds”). Portfolio Funds will consist principally of blind pool vehicles, focused on a diversified set of private equity strategies, which may include middle-market buyout, large buyout, distressed, growth equity, credit, venture capital, and industry focused strategies. On an opportunistic basis, the Master Fund may also invest in “substantially funded” Portfolio Funds (i.e., Portfolio Funds that, in general, are at least 10% invested or committed immediately prior to the Fund’s investment). Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps. There can be no assurance that the Fund and the Master Fund will achieve their investment objective or that their investment program will be successful.

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Because the Fund is newly organized, it has no operating history.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any of the Fund’s Units, you should read the discussion of the principal risks of investing in the Fund, which are summarized in the section entitled “Principal Risks of the Fund” beginning on page 20.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in the Fund is speculative with a substantial risk of loss. The Units are not listed on any securities exchange, and no market for the Units exists or is expected to develop. An investment in the Fund is only suitable for investors who have no need for liquidity in the investment. Unitholders generally will not be able to redeem their Units or withdraw from the Fund. In addition, Units may be transferred only in limited circumstances as set forth in “Prospectus Summary – Redemption and Transfers of Units.”

Under certain circumstances, an investor in the Fund may forfeit up to 25% of its investment if the investor fails to meet capital calls as set forth in “Prospectus Summary – Defaults.”

The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that may be subject to repayment by the Fund. A portion or all of any distribution of the Fund may consist of a return of capital.

	Per Unit	Total
Public offering price	At Current NAV	$200,000,000
Sales load	$0	$0
Proceeds, after expenses, to the Fund(1)	Amount Invested at Current NAV	Up to $200,000,000

(1)	Goldman Sachs Asset Management, L.P. (and not the Fund) has agreed to pay all organizational expenses of the Fund. The estimated offering expenses of the Fund are $165,000. Estimated offering expenses does not include the Distribution and Serving Fee payable by the Fund in connection with the issuance and sale of Units. For more information, please see “Fund Fees and Expenses.”

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The Portfolio Funds are to be identified by the Goldman Sachs Alternative Investments & Manager Selection Group (the “AIMS Group” or “AIMS”), part of Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), the investment adviser to the Fund and the Master Fund. The Master Fund currently expects to make commitments to six to eight Portfolio Funds prior to the end of the Investment Period (as defined below). The Investment Adviser, in its discretion, may cause the Master Fund to make commitments to a lesser or a greater number of Portfolio Funds. In addition, due to timing and other constraints, the Investment Adviser may end up committing the Master Fund to a smaller number of Portfolio Funds than it would otherwise have planned.

AIMS will select the Portfolio Funds based on, among other factors, an evaluation of the manager of each Portfolio Fund (each, a “Portfolio Manager”), including each Portfolio Manager’s team, strategy, track record, and market reputation. AIMS expects to identify primarily established Portfolio Managers that are experienced private equity investors.

Each company, security or other entity in which a Portfolio Fund makes an investment is referred to herein as a “Portfolio Asset.”

Leverage. The Fund intends to use leverage (including through the Master Fund) to seek to achieve its investment objective. The Fund’s use of leverage is subject to risks and will cause the Fund’s net asset value (“NAV”) to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. There is no assurance that the Fund’s leveraging strategies, if employed, will be successful. See “Principal Risks of the Fund – Risks Arising from the Fund’s Terms and the Terms of the Fund’s Investments –Borrowing.”

Subject to applicable law, the Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes or Preferred Units (as defined in “Prospectus Summary – Preferred Units”) issued by the Master Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors. See “Fund Fees and Expenses.”

In addition, the Fund may engage in investment management techniques other than those noted above that may have similar effects as leverage, including, among others, forward foreign exchange contracts, swaps (including total return and interest rate swaps), loans of portfolio securities, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. The Fund does not intend to use derivatives for non-hedging purposes. The Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser’s assessment of market conditions and the investment environment, and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund will utilize any form or combination of leverage.

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC a Statement of Additional Information (“SAI”) dated March 28, 2018, as may be amended, containing additional information about the Fund. The SAI is incorporated by reference into, and is legally considered part of, this prospectus. The Table of Contents of the SAI appears in Appendix A of this prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund.

The Fund’s SAI and the annual and semi-annual reports (when available), as well as additional information about the Fund may be found on the Fund’s investor web portal or by calling 312-655-4702. Information found on the Fund’s investor web portal is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus.

The Units do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Certain information contained in this prospectus constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “aim,” “contemplate,” “estimate,” “intend,” “continue,” “target,” “plan” or “believe” or the negatives thereof or other variations thereon or comparable terminology. Due to various risks and uncertainties, actual events or results or the actual performance of the Fund may differ materially from those reflected or contemplated in the forward-looking statements. All references in this prospectus to “we” and “our” refer to the AIMS Group, part of GSAM, which is part of Goldman Sachs’ Investment Management Division, unless the context requires otherwise.

The Goldman Sachs Group, Inc. (or any successor to its business), together with Goldman Sachs & Co. LLC, GSAM, the Investment Management Division of The Goldman Sachs Group, Inc. and their respective subsidiaries and affiliates are referred to collectively herein as “Goldman Sachs.”

Notwithstanding the foregoing or anything else contained in this prospectus to the contrary, Goldman Sachs agrees that, subject to applicable law, each prospective purchaser of Units (and employees, representatives and other agents of the prospective purchaser) may disclose any and all aspects of the offering and ownership of Units or any potential transaction or structure described herein that are necessary to support any U.S. federal or state income tax benefits therefrom and all materials of any kind (including tax opinions or other tax analyses) related thereto, without Goldman Sachs imposing any limitation of any kind.

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090 or on the EDGAR database on the SEC’s internet site (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this prospectus and the accompanying SAI. Neither the Fund nor the placement agent has authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. None of the Investment Adviser, Goldman Sachs and the placement agent is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

The following is only a summary of certain information relevant to an investment in the Fund. This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the accompanying Statement of Additional Information (“SAI”), especially the information set forth in this prospectus under the heading “Principal Risks of the Fund.”

The Fund	Goldman Sachs Private Markets Fund 2018 (A) LLC (the “Fund”) is a limited liability company organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Units of the Fund are primarily offered through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“GS&Co.”), including brokers, dealers, registered investment advisers and certain other financial institutions.

Master/Feeder Structure	The Fund will pursue its investment objective by investing all or substantially all of its net assets in Goldman Sachs Private Markets Fund 2018 LLC, a Delaware limited liability company that is also registered under the 1940 Act (the “Master Fund”), which in turn will make investments. The Fund has the same investment objective, investment policies and restrictions as the Master Fund.

In addition, another feeder fund that will invest in the Master Fund alongside the Fund has been established, and other additional feeder funds may be established from time to time. Such additional feeder funds may be established for different investors with different terms and conditions. The Master Fund may only accept direct investments from (i) Goldman Sachs employees and their related entities; (ii) the Fund or another feeder fund; and (iii) Managers (as defined below) of the Fund.

Offering of Units	The anticipated aggregate offering size for the Master Fund is approximately $350 million (or higher, in the discretion of the Board (as defined below)).

The first date on which the Fund accepts commitments for common units of limited liability company interests (“Units”) in the Fund, other than from the initial unitholder (the “Initial Unitholder”), is referred to as the “Initial Closing Date” and the first date on which Units are issued, other than to the Initial Unitholder, is referred to as the “Initial Issuance Date.” The date on which Units are issued after the Initial Issuance Date is referred to as the “Subsequent Issuance Date.”

Following the acceptance by the Fund of a subscription agreement executed by a prospective unitholder and the admission of such unitholder to the Fund, such unitholder shall become a member in the Fund (a “Unitholder”) and shall be subject to the provisions of the subscription agreement and the limited liability company agreement of the Fund, as amended or restated from time to time (the “Operating Agreement”).

Units will initially be offered at a price of $20.00 per Unit.

Unitholders are entitled to receive dividends or other distributions declared by the Board and will be entitled to one vote for each Unit held on all matters submitted to a vote of the Unitholders.

Board	The Fund will be managed by a board of managers (the “Board,” and each person who serves on the Board, a “Manager”), a majority of which will be comprised of individuals who are independent of Goldman Sachs.

Listing	The Units will not be listed on any securities exchange.

Goldman Sachs’ Investment; Goldman Sachs Employees’ Investments	Other than the investment held by the Initial Unitholder, it is not expected that Goldman Sachs will hold a proprietary interest in the Fund. The Initial Unitholder also holds an investment in the Master Fund.

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Certain Goldman Sachs employees and their related entities may invest in the Master Fund, the Fund or another feeder fund.

Permitted Investors	Each prospective investor will be required to represent that it is (i) a person whose net worth, as determined under Rule 501(a)(5) of Regulation D under the Securities Act of 1933, as amended (“Securities Act”), held either individually or jointly with a spouse, is over $1,000,000 (an “accredited investor”) and (ii) a “U.S. Person,” as defined in Regulation S under the Securities Act and as defined under the United States Internal Revenue Code of 1986, as amended (the “Code”).

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including but not limited to, this prospectus, the SAI, the Fund’s form of subscription agreement and the Operating Agreement before deciding to invest in the Fund.

The Operating Agreement, the Fund’s form of subscription agreement and the limited liability company operating agreement of the Master Fund (the “Master Fund Operating Agreement”) are each governed by the laws of the State of Delaware. The Delaware courts shall have exclusive jurisdiction in relation to the Operating Agreement, the subscription agreement and the Master Fund Operating Agreement.

Term	The Fund will dissolve and terminate one year after the date by which all of its investments have been liquidated (including through sale, transfer, or otherwise) and its obligations (including contingent obligations) have terminated (or reasonable provision has been otherwise made for such obligations), unless the term of the Fund is extended by the Board with the consent of Unitholders holding a majority of Units. The Fund’s term is uncertain because it is based on the terms of the Portfolio Funds, which are uncertain. The expected terms of the Portfolio Funds are between 10 and 15 years. The term of the Fund is therefore expected to be between 11 and 16 years; however, the actual term of the Fund may be shorter or longer.

Unitholders have no right to require the Fund to redeem their Units.

Investment Objective	The Fund’s investment objective is to seek total return through a fund of funds strategy. The Fund will pursue its investment objective by investing all or substantially all of its net assets in the Master Fund, which in turn will make investments. The Master Fund intends to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private pooled investment vehicles (“Portfolio Funds”). Portfolio Funds will consist principally of blind pool vehicles, focused on a diversified set of private equity strategies, which may include middle-market buyout, large buyout, distressed, growth equity, credit, venture capital, and industry focused strategies. On an opportunistic basis, the Master Fund may also invest in “substantially funded” Portfolio Funds (i.e., Portfolio Funds that, in general, are at least 10% invested or committed immediately prior to the Fund’s investment). Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps. There can be no assurance that the Fund and the Master Fund will achieve their investment objective or that their investment program will be successful.

Investment Period	The investment period (the “Investment Period”) will commence on the Initial Issuance Date and will continue until the first anniversary of the Initial Issuance Date, unless extended in the discretion of the Investment Adviser. During the Investment Period, the Master Fund expects to make commitments to Portfolio Funds, and will manage liquidity pending capital

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calls from the Portfolio Funds. Prior to expiry of the Investment Period, the Fund may make capital calls for any purpose including to fund capital calls of the Master Fund’s Portfolio Funds or for other liquidity management purposes. Following the end of the Investment Period, the Fund will have the right to issue drawdowns only (i) to pay, and/or establish reserves for, actual or anticipated expenses, liabilities, including the payment or repayment of borrowings or other obligations, contingent or otherwise (including any distribution and servicing fees and, indirectly through the Fund’s investment in the Master Fund, the Management Fee), whether incurred before or after the end of the Investment Period, (ii) to fulfill investment commitments made, approved, identified, or reserved for by the Investment Adviser prior to the expiration of the Investment Period, (iii) to engage in hedging transactions, or (iv) to make additional investments in existing Portfolio Funds (each, an “Additional Investment”) (including hedging transactions related to an Additional Investment). It is expected that the investment periods of the Portfolio Funds will be for periods of between two (2) and seven (7) years. Accordingly, notwithstanding the fact that the Fund’s Investment Period will expire on the first anniversary of the Initial Issuance Date, unless extended in the discretion of the Investment Adviser, investors should expect to be subject to additional capital calls for investment purposes for a substantial period of time following expiry of the Fund’s Investment Period. For more, see “Principal Risks of the Fund – Risks Arising from the Fund’s Terms and the Terms of the Fund’s Investments – The Fund Expects to Call Capital Following Expiry of the Investment Period.”

Following the Investment Period, the Investment Adviser will continue to: (i) monitor the Master Fund’s investments, including assessing the desirability of holding such investments and engaging in secondary sales of its interests in the Portfolio Funds as appropriate; (ii) evaluate and vote on matters presented to the Master Fund by the Portfolio Funds; (iii) negotiate amendments to documents relating to the Portfolio Funds; (iv) monitor anticipated capital calls and manage the assets of the Master Fund and the Fund to ensure sufficient liquidity to meet capital calls from Portfolio Funds; (v) manage distributions from the Portfolio Funds, including possible in-kind distributions; (vi) manage the Master Fund’s use of leverage, including ensuring compliance with terms of the Master Fund’s credit agreement and assessing alternate forms of leverage; and (vii) engage in certain hedging transactions, including currency hedges and total return swaps in the event that the Master Fund receives in-kind distributions from Portfolio Funds. If the Investment Adviser determines that a Portfolio Fund is, or will be, under-performing, it may seek to sell the Master Fund’s interests in the Portfolio Fund in the secondary market. The Investment Adviser makes such determinations by assessing each Portfolio Fund’s management team, execution of its investment strategy and process, and performance returns relative to the risks of its Portfolio Assets, among other factors, on an on-going basis. Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps.

Minimum Commitments	The minimum capital commitment (the “Commitment”) of any purchaser of Units in the Fund is $50,000, although the Fund may in its discretion accept smaller Commitment amounts.

Subsequent Closings	The Fund may hold, and expects to hold, a limited number of closings subsequent to the Initial Closing Date (each date on which a subsequent closing is held, a “Subsequent Closing Date”).

Any Unitholder admitted to the Fund or increasing its Commitment on a Subsequent Closing Date (a “Subsequent Unitholder”) may be required to contribute to the Fund a percentage of its Commitment or the increased amount thereof, as applicable, equal to the percentage of Commitments that

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has been funded as of such date by all other Unitholders who are not affiliates of Goldman Sachs. Subsequent Unitholders will receive Units at NAV and will therefore dilute or reduce the level of other Unitholders’ interests in the Fund. If the NAV of the Fund is lower when Units are issued at a Subsequent Issuance Date than any previous issuance date (which may be more likely given the investment strategy and expenses of the Fund), Subsequent Unitholders would receive more Units for the same Commitment as Unitholders who were admitted at such previous issuance date which will result in a benefit to such Subsequent Unitholders. However, if the NAV of the Fund is higher when Units are issued at a Subsequent Issuance Date than at a previous issuance date, Subsequent Unitholders would receive fewer Units for the same Commitment as Unitholders who were admitted at such previous issuance date. Because the Fund’s expenses are expected to be higher in the beginning of its operations and dividends are paid pro rata based on outstanding Units, Subsequent Unitholders could receive more Units than other Unitholders and be entitled to a relatively larger proportion of dividends relative to the size of their Commitment.

Capital Calls	A portion of a Unitholder’s total Commitment may be due immediately upon the closing of the Unitholder’s initial investment in the Fund, and the Fund may draw down a Unitholder’s Undrawn Commitment (as defined below) over time as the Master Fund makes investments and/or, as necessary, to fund other obligations of the Fund or the Master Fund. Each Unitholder will be required to make capital contributions (up to the amount of its Undrawn Commitment) to purchase Units each time the Fund delivers a drawdown notice (a “Drawdown Notice”), which will be delivered in respect of such Commitment at least ten (10) calendar days’ prior to the required funding date (a “Capital Call Deadline”) (except that an initial funding may be required upon the Initial Closing Date). By the tenth (10th) calendar day following a Capital Call Deadline, if the Unitholder has not funded its Commitment, the Unitholder will be delinquent in its obligations. If a Unitholder is delinquent upon three occasions at any point (such occasions do not have to be consecutive), such Unitholder will be in Default as described below. The obligation of Unitholders to fund Undrawn Commitments is without defense, counterclaim or offset of any kind. Although there is no set schedule for calling capital, it is estimated that capital calls will be scheduled in the following manner (subject to the Fund’s discretion to make capital calls at different times and in different amounts):

Year 1: 10-15%

Year 2: 20-25%

Year 3: 20-25%

Year 4: 15-20%

Year 5: 10-15%

The above schedule is subject to change, including as the result of Portfolio Fund capital call and distribution activity. For example, the Fund may accelerate or extend the estimated schedule or extend any capital call, or may determine not to draw the amount of the full Commitment.

“Undrawn Commitment” shall mean, with respect to a Unitholder, the amount of such Unitholder’s Commitment as of any date reduced by the aggregate amount of capital contributions made by that investor at all previous drawdown dates and amounts reinvested by the Fund (excluding Recyclable Amounts, as defined below), and increased by any distributions made by the Fund to such Unitholder that represent Recyclable Amounts or Recallable Amounts (each as defined below).

Any amounts drawn (except for cash reserved to cover expenses and as may be needed for asset coverage or regulatory purposes) generally will be invested within approximately three (3) months of the drawdown date (such

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investments may take the form of a binding legal commitment). Units will be issued to a Unitholder each time capital is contributed by such Unitholder to the Fund.

Units will be issued at $20.00 per Unit on the Initial Issuance Date, and will be issued thereafter at the then-current net asset value (the “NAV”) of the Fund as calculated in accordance with the Fund’s valuation procedures. Investors understand that by agreeing to invest in the Fund, each is making an irrevocable commitment to the Fund of the entire amount of the Commitment, which will be drawn down over time. Even though not all the money will be requested immediately, if there is a capital call, Unitholders are committing to make funds available within the time designated.

Defaults	If, following the delivery of a Drawdown Notice, a Unitholder fails to fund a required capital commitment by the applicable Capital Call Deadline, and such failure remains uncured through the tenth calendar day following the applicable Capital Call Deadline (such tenth calendar day, the “Last Funding Date”), such Unitholder shall be delinquent in its obligations. Any payments made by such Unitholder after the applicable Last Funding Date (or any payments made prior to the Last Funding Date in amounts less than such Unitholder’s required capital commitment) will not be accepted by the Fund, and such Unitholder, other than a Defaulting Unitholder (as defined below), will be required to fund such capital commitment together with any new required capital commitment, in respect of the next applicable Capital Call Deadline. A Unitholder will be deemed to be delinquent as to a Capital Call Deadline if it has failed to fund the required capital commitment for that Capital Call Deadline, or if the Unitholder has any outstanding obligations in respect of a prior Capital Call Deadline which remain unsatisfied as of such Last Funding Date. If a Unitholder is delinquent upon three occasions at any point (such occasions do not have to be consecutive), such Unitholder (any such Unitholder, a “Defaulting Unitholder”) will be in default of its obligations to the Fund and the following remedies shall be imposed on such Unitholder:

• it will be prohibited from purchasing additional Units on any future drawdown date;

• it will forfeit 25% of its Units and such forfeited Units will be cancelled; and

• the Fund may pursue any other remedies against the Defaulting Unitholder available to the Fund, subject to applicable law.

In addition, the Fund may, in the Fund’s sole discretion, (i) charge the Defaulting Unitholder with the expenses and losses incurred by the Fund due to the default of the Defaulting Unitholder (with such expenses and losses charged by transferring Units of such Defaulting Unitholder on the books of the Fund), and/or (ii) take other actions with respect to Defaulting Unitholders, including without limitation borrowing funds to cover defaulted capital calls, at a rate established with a third-party lender or using the Fund’s internal capital at a rate of 8% per annum, and causing the Defaulting Unitholder to bear the interest and other costs associated with such borrowing.

A Defaulting Unitholder may be liable for an amount that is greater than the amount of capital called; however, such Defaulting Unitholder would not be liable for an amount greater than their total Commitment. None of the remedies discussed above shall result in a reduction of a Defaulting Unitholder’s Commitment or the total Commitments of the Fund.

The default mechanisms described in this section are intended to operate as a liquidated damage provision, since the damage to other Unitholders resulting from a default by the Defaulting Unitholder is both significant and not easily susceptible to precise quantification. By purchasing Units, each Unitholder agrees to these default mechanisms and acknowledges that they constitute a reasonable liquidated damage remedy for any default in the Defaulting Unitholder’s obligation of the type described.

Investment Adviser	The investment adviser of each of the Fund and the Master Fund is Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), which is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc.

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Placement Agents and Fees	GS&Co. will serve as the exclusive placement agent of the Fund (the “Placement Agent”). Under the terms of a placement agent agreement with the Placement Agent, the Placement Agent is authorized to retain brokers, dealers and certain other financial intermediaries (collectively, “sub-placement agents”) for distribution services and to provide ongoing investor services and account maintenance services to Unitholders. A distribution and servicing fee is charged on an aggregate Fund-wide basis. Each compensated sub-placement agent is paid by the Placement Agent either based on the aggregate NAV of outstanding Units, or the value of the Commitments by Unitholders, that were placed in the Fund by such sub-placement agent.

Distribution and Servicing Fee	Beginning on the Initial Issuance Date, the Fund will pay a distribution fee (the “Distribution Fee”), payable quarterly in arrears, initially equal to 0.125% (i.e., an annual rate of 0.50%) and a servicing fee (the “Servicing Fee”) to the Placement Agent, payable quarterly in arrears, initially equal to 0.0625% (i.e., an annual rate of 0.25%) of the total Commitments of the Fund calculated at the end of the then-current quarter for the first five years of the Fund’s term. From and after the fifth anniversary of the Initial Issuance Date, the Fund will pay a Servicing Fee, payable quarterly in arrears, equal to 0.0375% (i.e., an annual rate of 0.15%) of the Fund’s net assets calculated at the end of the then-current quarter. As used throughout this prospectus, “Distribution and Servicing Fee” shall refer, collectively, to the Distribution Fee and the Servicing Fee. The Distribution and Servicing Fee for any partial quarter will be appropriately prorated. Notwithstanding the foregoing, the Distribution and Servicing Fee will not exceed, in the aggregate, the lesser of (i) 9.5% of the aggregate Commitments drawn down by the Fund, and (ii) the maximum amount permitted by applicable law, rule or regulation (including any aggregate limits established by self-regulatory organizations including the Financial Industry Regulatory Authority (“FINRA”) or any successor thereto).

The Placement Agent will pay various sub-placement agents substantially all of the Distribution and Servicing Fee, which they will use to compensate their brokerage representatives for sales and support services.

The Placement Agent, or its affiliate, may directly place Units in the Fund, and for such directly-placed Units, will retain all or a portion of the Distribution and Servicing Fee.

The Distribution and Servicing Fee, to the extent calculated based on total Commitments of the Fund, will be payable to the Placement Agent notwithstanding the Fund’s exercise of any remedies in connection with a Defaulting Unitholder.

The Distribution and Servicing Fee is generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn Commitments or borrow funds to pay the Distribution and Servicing Fee, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

Management Fee	The Investment Adviser has contractually agreed to waive any management fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser a management fee (the “Management Fee”), based on commitments to the Master Fund and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Master Fund. The Management Fee for any partial quarter will be appropriately prorated. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Fund, the Fund would pay the Investment Adviser a management based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund.

The Management Fee for each Unitholder will be a percentage of such Unitholder’s total amount of Commitments. There can be no assurance as to when capital will be invested or that all the Commitments will be called or invested by the Fund. As a result, each Unitholder will pay a Management Fee based upon its total amount of Commitments even though this total amount may not be called or invested by the Fund. The Management Fee payable by the Master Fund will be based on total Commitments to the Master Fund notwithstanding the Fund or the Master Fund’s exercise of any remedies in connection with a Defaulting Unitholder.

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The Management Fee is generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn Commitments in order to contribute such amounts to the Master Fund to pay the Management Fee, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

The Master Fund’s investments in Portfolio Funds will also be subject to the Portfolio Funds’ management fees paid by the Portfolio Funds to their respective investment advisers, which will reduce returns to the Fund and the Master Fund.

See Principal Risks of the Fund – Risks Arising from the Fund’s Terms and the Terms of the Fund’s Investments – Management Fee is Based on Total Commitments, Including Capital That is Not Called or Invested.

Carried Interest	Neither the Fund nor the Master Fund will be subject to any “carried interest” or other form of performance compensation payable to the Investment Adviser or its affiliates. Portfolio Funds, however, will charge carried interest, thereby reducing returns to the Fund and the Master Fund.

Distributions; Timing of
Distributions	Subject to the terms of any financing arrangements or other obligations or Preferred Units (as defined below), the Fund, in its sole discretion, generally will distribute available cash, net of reserves, that the Fund receives from the Master Fund as distributions from, or proceeds from the disposition of interests in, the Master Fund’s Portfolio Funds, provided that to the extent the Fund receives cash that constitutes Recyclable Amounts or Recallable Amounts (as defined below), the Fund may retain such cash for reinvestment or may distribute and recall such amount. The amount and timing of distributions will be at the Fund’s sole discretion.

The timing of distributions from Portfolio Funds will be determined at the discretion of the Portfolio Managers of such Portfolio Funds and will vary due to the nature of the Portfolio Funds and, as a result, the Board will have no control over the timing and amount of distributions from such investments.

At the election of the Investment Adviser, the Master Fund may retain proceeds received by the Master Fund from the Portfolio Funds. After the Investment Period has terminated, proceeds retained by the Master Fund would primarily be used to pay the Master Fund’s expenses, reduce leverage, or pay other obligations; however, they may be used to make additional investments in existing Portfolio Funds.

Separate from and in addition to any amounts retained or recalled for reinvestment by the Master Fund, in the event that funds are distributed to the Master Fund by a Portfolio Fund or other investment, which are subject to reinvestment in such Portfolio Fund or other investment, the Master Fund may, in its discretion, hold such amounts or distribute such amounts. If such amounts are distributed to the Unitholders, each Unitholder’s Undrawn

Commitment will be increased by such amounts that represent Recyclable Amounts and Recallable Amounts.

“Underlying Commitments” shall mean the total capital commitments entered into by the Master Fund with respect to Portfolio Funds.

Recycling; Recall of Distributions	Subject to the terms of any financing arrangements or other obligations or Preferred Units (as defined below), if the Master Fund retains and reinvests distributions from, or proceeds from the disposition of interests in, a Portfolio Fund, a Unitholder’s Undrawn Commitment will be reduced by the Unitholder’s allocable portion of the amount reinvested, except to the extent such reinvested amount constitutes Recyclable Amounts with respect to such Unitholder. For this purpose, “Recyclable Amounts” means (i) aggregate contributed capital used, retained or recontributed to pay Management Fees and any other Fund or Master Fund expenses including Distribution and Servicing Fees and repayment of debt plus (ii) the amount

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of distributions or proceeds attributable to a particular investment where such amounts are received within two years of the capital contribution relating to such investment, but not in excess of the contributed capital in respect of such investment. For these purposes, distributions or proceeds from Portfolio Funds include sales proceeds, proceeds attributable to hedging transactions, derivative instruments and leveraged recapitalizations, dividends, distributions, interest and principal payments, or other amounts realized from a Portfolio Fund. Any such recycling is subject to Regulation M of the Securities Exchange Act of 1934, as amended.

In addition to being able to retain and reinvest proceeds as described above, the Fund may at any time retain distributions that would otherwise be made to, or recall distributions made or deemed made to the Unitholders which, in the Fund’s sole discretion, (i) are Recyclable Amounts (to the extent not previously retained and reinvested), (ii) are subject to recall or reimbursement from or recontribution by the Master Fund to or in connection with any Portfolio Fund or other investment, (iii) are required to satisfy any indemnification, reimbursement, contribution or similar obligation of the Fund or the Master Fund (including any obligation resulting from applicable law) or any other expense or obligation of the Fund or the Master Fund, including repayment of indebtedness, (iv) are related to proceeds from hedging instruments, or (v) are returned to the Unitholders without having been invested in portfolio investments (the amounts described in clauses (i)-(v) above, the “Recallable Amounts”). A Unitholder’s Undrawn Commitment will not be impacted if the Fund retains and reinvests Recyclable Amounts, or distributes and subsequently recalls Recallable Amounts.

Redemption and Transfers of Units	The Units are designed primarily for long-term investors, and prospective Unitholders should not view the Fund as a vehicle for trading purposes. Prospective investors should not invest unless they are prepared to retain their Units until the Fund liquidates. The Fund’s Units will be highly illiquid and there will be no active secondary market for the Units.

Unlike open-end funds, closed-end funds like the Fund and the Master Fund do not permit redemptions at the request of an investor. Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a Unitholder or (ii) with the written consent of the Board or the Investment Adviser, which may be withheld in each of its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the Securities Act and that the proposed transferee meets any requirements imposed by the Fund with respect to Unitholder eligibility and suitability. Units may not be pledged without written consent of the Board or the Investment Adviser, which may be withheld in each of its sole and absolute discretion. Pledged or transferred Units may be forfeited if the Unitholder who initially acquired such Units defaults on its Commitment to the Fund or if the Unitholder who subsequently acquires such Units defaults on the Commitment to the Fund after its acquisition.

Each Unitholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the review of such transfer, even if such transfer is not approved. The Fund may, but is not required to, condition its consent to any transfer upon receipt by the Fund of a written opinion of counsel for the Fund, or of other counsel reasonably satisfactory to the Fund, in form and substance satisfactory to the Fund, as to such legal matters as the Fund reasonably may request. In the event any person is or becomes the owner of Units in the Fund and such ownership would result in: the violation of any applicable law or regulation; the Fund being subject to additional regulatory or compliance requirements; the Fund being terminated under Section 708(b)(1)(B) of the Code; or the

8

Fund being treated as a publicly traded partnership within the meaning of Section 7704(b) of the Code, the Fund reserves the right to repurchase such Units.

By purchasing Units of the Fund, each Unitholder has agreed to indemnify and hold harmless the Fund, the Investment Adviser, the Managers, the officers of the Fund, each other Unitholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses and any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Unitholder in violation of these provisions or any misrepresentation made by such Unitholder in connection with any such transfer.

Preferred Units	Although the Master Fund has no intention of issuing preferred units (“Preferred Units”) within one year of the date of this Prospectus, the Fund may offer Preferred Units as a means of providing leverage to the Master Fund under specified conditions as described in “—Leverage” below. Unitholders will not have any preemptive rights to purchase any Preferred Units that may be issued.

Furthermore, while any Preferred Units or debt securities are outstanding, the Master Fund may be prohibited from making distributions unless it meets the applicable asset coverage ratio at the time of the distribution (in which case the Fund would be unable to make distributions to its Unitholders).

By way of clarification, Preferred Units are not considered “Units,” as such term is used in this prospectus.

Expenses	The Fund shall bear all of its own expenses, including without limitation: the Distribution and Servicing Fee; its pro rata portion of all of the Master Fund’s fees and expenses (which will be borne through the Fund’s investment in the Master Fund), which will include the Management Fee, expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Master Fund’s portfolio investments; accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses; custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Fund’s and the Master Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund or the Master Fund; interest expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

In addition, the Fund shall bear its expenses relating to the offering and sale of Units, including certain fees and expenses of the Placement Agent and sub-placement agents in connection with their marketing of the Units. Notwithstanding the foregoing, certain of such fees and expenses payable to the Placement Agent and sub-placement agents paid by the Fund shall be limited such that they may not exceed 0.5% of the aggregate Commitments drawn down by the Fund (decreased to take into account similar expenses paid by the Master Fund and indirectly borne by the Fund).

The Investment Adviser has agreed to pay all organizational expenses of the Fund and the Master Fund.

Except as set forth herein or in another agreement between the Fund and the Investment Adviser, the Investment Adviser will bear all of its costs incurred in providing services to the Fund and the Master Fund.

Portfolio Fund Fees and Expenses	The Fund, through its investment in the Master Fund, will indirectly bear the management fees and carried interest allocations (or equivalent) of the Portfolio Funds and other portfolio investments; the expenses of the Portfolio Funds and other portfolio investments, including without limitation, investment-related expenses, non-investment related interest expense, administrative expenses and fees and disbursements of attorneys and accountants engaged on behalf of the Portfolio Funds and other portfolio investments, and other ordinary and extraordinary expenses.

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Managers of Portfolio Funds generally charge their Portfolio Funds (a) a management fee of between 1.50% and 2.50% of capital committed or assets under management and (b) a performance allocation of between 20% and 30% of net profits. Managers of other portfolio investments may charge similar fees and allocations. These fees and performance allocations, as well as any other expenses incurred by the Portfolio Funds and other portfolio investments, will be passed through to the Master Fund and thereby indirectly to the Unitholders of the Fund.

Portfolio Funds typically exhibit “J-curve” performance, such that a Portfolio Fund’s net asset value typically declines moderately or flattens during the early portion of the Portfolio Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Portfolio Fund matures and as Portfolio Assets are sold, the Investment Adviser believes that the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all the Portfolio Funds in which the Master Fund invests will exhibit this pattern of investment returns.

Leverage	The Fund or the Master Fund (as applicable) may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, including to bridge funding shortfalls for investments in advance of drawdowns, as part of the Master Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Master Fund’s hedging activities. The Fund and the Master Fund will be limited in their ability to borrow (or guarantee other obligations) to amounts such that the Fund’s or the Master Fund’s asset coverage ratio (as defined in the 1940 Act) would be less than 300%, calculated at the time of such incurrence (i.e., the value of each of the Fund’s and the Master Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of incurrence). Subject to the restrictions of the 1940 Act, the Master Fund may also engage in leverage through the use of one or more partnerships or other pass-through entities in which the sole beneficial interest holder is the Master Fund. To the extent permitted by applicable law including the 1940 Act, the Master Fund may guarantee the obligations of these investment vehicles and/or assign and pledge assets of the Master Fund, which may include undrawn commitments of its Unitholders, to these investment vehicles in order to secure borrowings or other leverage.

The Portfolio Funds in which the Master Fund invests may utilize leverage in their investment or operational activities. Such borrowings, however, are not subject to the aforementioned asset coverage ratio test. Accordingly, the Fund, through its investment in the Master Fund may be exposed to the risk of highly leveraged investment programs and strategies. See “Principal Risks of the Fund – Risks Arising from the Fund’s Terms and the Terms of the Fund’s Investments –Borrowing.”

Valuations	The Master Fund’s and the Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. It is expected that the Master Fund’s investments will consist primarily of Portfolio Funds for which market quotations are not readily available. Where accurate quotations are not readily available, the Master Fund’s and the Fund’s assets will be valued at their fair market value as determined by the Investment Adviser in good faith, taking into consideration all available information and other factors that the Investment Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. The Investment Adviser may rely on the most recent valuations and other information provided by the Portfolio Managers of Portfolio Funds, except where the Investment Adviser may reasonably determine additional factors should be considered and reflected.

Records and Reports	The Investment Adviser will maintain and preserve on behalf of the Fund during its term all accounts, books and other relevant Fund documents. Annual and quarterly reports, including audited financial statements filed with the SEC, will be made available to Unitholders. The Fund will provide Schedule K-1 tax reporting information to its investors.

Risks and Potential Conflicts of Interest	An investment in the Fund involves a significant degree of risk, including the risk of a complete loss of capital, and Unitholders should be aware that conflicts of interest may arise in connection with the operation of the Fund. Please see “Principal Risks of the Fund” beginning on page 20 and “Potential Conflicts of Interest” in the SAI. Prospective investors should

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consult with their independent legal counsel and other advisors before deciding whether to invest in the Fund.

Certain Tax Considerations	The Fund and the Master Fund expect (and the remainder of this discussion assumes) that each will be treated as a partnership for U.S. federal income tax purposes. Accordingly, the Fund generally will not itself be subject to U.S. federal income tax but each Unitholder generally will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Fund’s items of income, gain, loss, deduction, and/or credit for the taxable year of the Fund ending within or with the taxable year of the Unitholder, substantially as if the items had been realized directly by the Unitholder (without regard to whether such Unitholder has received or will receive corresponding distributions from the Fund). In addition, Unitholders may be subject to certain limitations on the deductibility of Fund losses and expenses and certain adverse tax consequences (including in respect of “timing” and “character” and an interest charge) in connection with an investment in a “controlled foreign corporation” or “passive foreign investment company”. Accordingly, a Unitholder should expect to be subject to taxation, including at ordinary income tax rates, by virtue of its investment in the Fund without receiving cash distributions sufficient to pay the related taxes.

In addition to U.S. federal income tax obligations, Unitholders should expect to be required to file tax returns and/or pay taxes in the U.S. state and local jurisdictions in which the Fund directly or indirectly invests or otherwise operates. However, because of the Fund’s structure, Unitholders are not expected to be required to file tax returns in the non-U.S. jurisdictions in which the Fund indirectly invests or is otherwise considered to be doing business, although no assurances can be provided in this regard. In any event, Unitholders should expect the Fund and/or the entities through which it invests, including the Master Fund, to be subject to taxes in any such jurisdiction, and any such taxes could be material.

After the end of the Fund’s tax year, Unitholders will be provided with tax information for use in the preparation of tax returns. In the likely event that the Fund does not receive all of the underlying tax information necessary to prepare the proper tax forms on a timely basis, the Fund will be unable to provide timely final tax information to the Unitholders. Each Unitholder will be responsible for the preparation and filing of such Unitholder’s own income tax returns. Additionally, each Unitholder should anticipate and expect to file for extensions for the completion of its U.S. federal, state, local, non-U.S. and/or other income tax returns. The Fund will attempt to provide timely tax estimates of each Unitholder’s tax obligations, although these tax estimates may materially change.

A substantial portion of a tax-exempt Unitholder’s share of any income from the Fund (and possibly the gain on the sale of all or a portion of its Units) should be expected to constitute unrelated business taxable income (“UBTI”). There are no restrictions on the Fund’s ability to recognize income that could be characterized as UBTI. Each tax-exempt Unitholder should expect to be subject to U.S. federal income taxes and tax filing obligations on any such UBTI, and may also be subject to U.S. state and local taxes and tax filing obligations in the U.S. state and local jurisdictions in which the income giving rise to such UBTI is generated.

Moreover, the Fund and the Master Fund will not control the investment or operational activities of the Portfolio Funds and generally will be limited in its ability to avoid adverse tax consequences arising from such sources.

Each prospective investor is urged to consult its tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax and/or filing consequences of an investment in the Fund.

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Please see “Principal Risks of the Fund – Tax Risks” and the section entitled “Certain Tax Considerations and Risks” in the SAI.

Limitation on Liability	The Investment Adviser and its affiliates will have limited liability to the Master Fund, the Fund and the Unitholders to the fullest extent permitted by applicable law.

Fiscal and Tax Year End	The Fund’s and the Master Fund’s fiscal year for financial reporting purposes is the 12-month period ending on March 31 and the Fund’s and the Master Fund’s taxable year is the 12-month period ending on December 31.

Legal Counsel	Dechert LLP (“Dechert”) is acting as counsel to the Fund, and Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”) is acting as counsel to the Investment Adviser. Neither Dechert nor Fried Frank represents any Unitholder in the Fund. Each Unitholder should consult with its own counsel as to the legal and tax aspects of an investment in the Fund and its suitability for such Unitholder.

Auditors	PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Transfer Agent, Custodian and Administrator	GS&Co. will serve as the transfer agent of the Fund. State Street Bank and Trust Company (“State Street”) will serve as the Fund’s Custodian and Administrator.

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FUND FEES AND EXPENSES

General

The Fund shall bear all of its own expenses, including without limitation: the Distribution and Servicing Fee; its pro rata portion of all of the Master Fund’s fees and expenses (which will be borne through the Fund’s investment in the Master Fund), which will include the Management Fee, expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Master Fund’s portfolio investments; accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses; custody and escrow fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Fund’s and the Master Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund or the Master Fund; interest expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

In addition, the Fund shall bear its expenses relating to the offering and sale of Units, including certain fees and expenses of the Placement Agent and sub-placement agents in connection with their marketing of the Units. Notwithstanding the foregoing, certain of such fees and expenses payable to the Placement Agent and sub-placement agents paid by the Fund shall be limited such that they may not exceed 0.5% of the aggregate Commitments drawn down by the Fund (decreased to take into account similar expenses paid by the Master Fund and indirectly borne by the Fund).

The Investment Adviser has agreed to pay all organizational expenses of the Fund and the Master Fund.

Except as set forth herein or in another agreement between the Fund and the Investment Adviser, the Investment Adviser will bear all of its costs incurred in providing services to the Fund and the Master Fund.

Management Fee

The Investment Adviser has contractually agreed to waive any management fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser the Management Fee, based on commitments to the Master Fund and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Master Fund. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Fund, the Fund would pay the Investment Adviser a management fee based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund. The Management Fee for any partial quarter will be appropriately prorated.

The Management Fee is generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn Commitments in order to contribute such amounts to the Master Fund to pay the Management Fee, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

The Master Fund’s investments in Portfolio Funds will also be subject to the Portfolio Funds’ management fees, which will reduce the returns to the Fund and the Master Fund.

Distribution and Servicing Fee

Under the terms of a placement agent agreement with the Placement Agent, the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Unitholders. Beginning on the Initial Issuance Date, the Fund will pay a distribution fee (the “Distribution Fee”), payable quarterly in arrears, initially equal to 0.125% (i.e., an annual rate of 0.50%) and a servicing fee (the “Servicing Fee”) to the Placement Agent, payable quarterly in arrears, initially equal to 0.0625% (i.e., an annual rate of 0.25%) of the total Commitments of the Fund calculated at the end of the then-current quarter for the first five years of the Fund’s term. From and after the fifth anniversary of the Initial Issuance Date, the Fund will pay a Servicing Fee, payable quarterly in arrears, equal to 0.0375% (i.e., an annual rate of 0.15%) of the Fund’s net assets calculated at the end of the then-current quarter. As used throughout this prospectus, “Distribution and Servicing Fee” shall refer, collectively, to the Distribution Fee and the Servicing Fee. The Distribution and Servicing Fee for any partial quarter will be appropriately prorated. Notwithstanding the foregoing, the Distribution and Servicing Fee will not exceed, in the aggregate, the lesser of (i) 9.5% of the aggregate Commitments drawn down by the Fund, and (ii) the maximum amount permitted by applicable law, rule or regulation (including any aggregate limits established by self-regulatory organizations including FINRA or any successor thereto).

The Placement Agent will pay various sub-placement agents substantially all of the Distribution and Servicing Fee, which they will use to compensate their representatives for sales and support services.

The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Unitholders will be subject to the Distribution and Servicing Fee as long as they hold their Units or have Undrawn Commitments. Each compensated sub-placement agent is paid by the Placement Agent either based on the aggregate NAV of outstanding Units or the value of the Commitments by Unitholders that were placed in the Fund by such sub-placement agent.

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The Placement Agent may directly place Units in the Fund, and for such directly placed Units, will retain all or a portion of the Distribution and Servicing Fee to compensate its representatives for their sales and support services.

The Distribution and Servicing Fee, to the extent calculated based on total Commitments of the Fund, will be payable to the Placement Agent notwithstanding the Fund’s exercise of any remedies in connection with a Defaulting Unitholder.

The Investment Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain sub-placement agents for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services, including distribution and marketing support services.

Carried Interest

The Fund and the Master Fund will not be subject to any carried interest or other form of performance allocation. Portfolio Funds, however, will charge carried interest, thereby reducing returns to the Fund and the Master Fund.

Fee Table

The fee table below is intended to assist Unitholders in the Fund in understanding the foregoing costs and expenses that the Fund expects to incur, and that Unitholders can expect to bear, directly or indirectly, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending March 31, 2019, and assumes that the Fund raises $200 million in total Commitments from Unitholders of the Fund during the first year, that the Master Fund raises $350 million in total Commitments from its unitholders during the first year, that 12.5% of total Commitments are drawn down immediately after the Initial Issuance Date, and that substantially all of the drawn-down Commitments are invested in the first year (immediately after the Initial Issuance Date). This table assumes the use of leverage through a credit facility by the Master Fund in an amount of 33 and 1/3% of the Master Fund’s total assets (as determined immediately after borrowing).

Unitholder Transaction Expenses

Sales Load	0.00%

Annual Expenses (as a percentage of average net assets)(1)(2)
Management Fee (3)	0.80%
Distribution and Servicing Fee (4)	6.00%
Acquired Fund Fees and Expenses (5)	7.40%
Interest Payments on Borrowed Funds (6)	2.89%
Other Operating Expenses (7)	6.55%

Total Annual Expense Ratio	23.64%

(1)

The table above presents the Fund’s estimated annual expenses as a percentage of the Fund’s net assets. The following table presented in this footnote estimates what the Fund’s annual expenses would be stated as percentages of the Fund’s total Commitments:

Annual Expenses (as a percentage of total Commitments)
Management Fee (8)	0.10%
Distribution and Servicing Fee (4)	0.75%
Acquired Fund Fees and Expenses (5)	1.85%
Interest Payments on Borrowed Funds (6)	0.36%
Other Operating Expenses (7)	0.82%

Total Annual Expense Ratio	3.88%

(2)	The Investment Adviser has agreed to pay all organizational expenses of the Fund and the Master Fund.

(3)	The amount shown under “Management Fee” reflects the portion of the Management Fee of the Master Fund borne by the Fund. The Investment Adviser has contractually agreed to waive any Management Fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. The Master Fund will pay the Investment Adviser the Management Fee, based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund. The Fee Table above presents Management Fee as a percentage of expected net assets for the fiscal year ending March 31, 2019 rather than as a percentage of expected total Commitments for the fiscal year ending March 31, 2019. However, the Master Fund will pay a Management Fee based upon its total Commitments even though this total

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amount may not be called or invested by the Fund. In addition, if the value of the Master Fund’s investments (including the Portfolio Funds) decreases, then the Management Fee will be greater than it would have been if the Management Fee were instead paid on net assets. Conversely, if the value of the Master Fund’s investments (including the Portfolio Funds) increases or the Master Fund incurs leverage, the Management Fee will not be affected.

(4)	Beginning on the Initial Issuance Date, the Fund will pay a distribution fee (the “Distribution Fee”), payable quarterly in arrears, initially equal to 0.125% (i.e., an annual rate of 0.50%) and a servicing fee (the “Servicing Fee”) to the Placement Agent, payable quarterly in arrears, initially equal to 0.0625% (i.e., an annual rate of 0.25%) of the total Commitments of the Fund calculated at the end of the then-current quarter for the first five years of the Fund’s term. From and after the fifth anniversary of the Initial Issuance Date, the Fund will pay a Servicing Fee, payable quarterly in arrears, equal to 0.0375% (i.e., an annual rate of 0.15%) of the Fund’s net assets calculated at the end of the then-current quarter (subject to the cap described in “Distribution and Servicing Fee” above). As used throughout this prospectus, “Distribution and Servicing Fee” shall refer, collectively, to the Distribution Fee and the Servicing Fee.

(5)	The Acquired Fund Fees and Expenses include the fees and expenses of the Portfolio Funds in which the Master Fund intends to invest. Some or all of the Portfolio Funds in which the Master Fund intends to invest generally charge asset-based management fees. The Portfolio Managers may also receive performance-based compensation if the Portfolio Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. Carried interest allocation paid to a Portfolio Manager are often made subject to a requirement to be repaid (i.e., a “clawback”) to the extent that the aggregate amount distributed to the Portfolio Manager over all financial reporting periods exceeds the carried interest amount that would have been due based instead on the Portfolio Fund’s cumulative results. The Portfolio Funds in which the Master Fund intends to invest generally charge a management fee of 1.50% to 2.50% of committed capital of the Portfolio Funds, and approximately 20% to 30% of net profits of the Portfolio Funds as a carried interest allocation, subject to a clawback. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Portfolio Funds in which the Master Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The amounts shown as “Acquired Fund Fees and Expenses” reflect operating expenses of the Portfolio Funds (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses of the Portfolio Funds). The Acquired Fund Fees and Expenses are based on estimated amounts for the fiscal year ending March 31, 2019.

(6)	These expenses represent an estimate of the portion of the interest payments the Master Fund expects to incur in connection with its credit facility during the fiscal year ending March 31, 2019 that will be borne by the Fund and assumes borrowings in an amount of 33 and 1/3% of the Master Fund’s total assets (as determined immediately after borrowing) and an interest rate of 5.77%. See “Leverage.”

(7)	The Other Operating Expenses for the Fund include all other expenses incurred by the Fund and the portion of the Other Operating Expenses of the Master Fund borne by the Fund. The Other Operating Expenses are based on estimated amounts for the fiscal year ending March 31, 2019.

(8)	The amount shown under “Management Fee” reflects the portion of the Management Fee of the Master Fund borne by the Fund. The Investment Adviser has contractually agreed to waive any Management Fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. The Master Fund will pay the Investment Adviser the Management Fee, based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund. Footnote 1 above presents the Management Fee as a percentage of expected total Commitments for the fiscal year ending March 31, 2019.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Unitholders in the Fund will bear directly or indirectly.

Example

	1 Year	3 Years (2)	5 Years (2)	10 Years (2)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (1):	$214	$388	$497	$647

(1)	The example above presents the Fund’s estimated expenses based on an investment of $1,000, which is called in full immediately after the Initial Issuance Date without any subsequent capital calls.

The following example presents the Fund’s estimated expenses based on a $1,000 Commitment to the Fund, which is called over time from an investor in the amounts and with the timing described below:

	1 Year	3 Years (2)	5 Years (2)	10 Years (2)
You would pay the following expenses on a $1,000 Commitment, assuming capital calls of $125 immediately after the Initial Issuance Date, $225 in each of year 2 and year 3, $175 in year 4 and $125 in year 5 and a 5% annual return:	$30	$123	$237	$407

(2)	Takes into account the change in the method by which the Management Fee and Distribution and Servicing Fee are calculated as described above in “Management Fee” and “Distribution and Servicing Fee.”

The Example above is based on the fees and expenses set forth above, but the Example also includes the estimated fees and expenses of the Portfolio Funds (the “Acquired Fund Fees and Expenses” described in footnote 5 above). It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the Example. The Example assumes that $1,000 is called immediately after the Initial Issuance Date without any subsequent capital calls. The table included in footnote 1 to the Example assumes a $1,000 Commitment and capital calls of $125 immediately after the Initial Issuance Date, $225 in each of year 2 and year 3, $175 in year 4 and $125 in year 5 as outlined in “Prospectus Summary.” The actual amounts of capital calls may be different than those highlighted by year, which would impact the dollar totals of the Example.

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USE OF PROCEEDS

The Fund is targeting an offering size for the Master Fund of approximately $350 million (or higher, in the discretion of the Board). In addition, the minimum Commitment of any purchaser of Units in the Fund is $50,000, although the Fund may in its discretion accept smaller Commitment amounts. The Fund currently anticipates that it will be able to fully commit net proceeds in accordance with its investment objective and policies during the Investment Period, depending on the availability of Portfolio Funds consistent with the Fund’s investment objective. Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware limited liability company on October 3, 2017. As a newly organized entity, the Fund has no operating history. The Fund’s investment objective is a non-fundamental policy that may be changed by the Fund’s Board without prior approval of Unitholders. The Fund’s principal office is located at 200 West Street, New York, New York 10282, and its telephone number is 212-902-1000.

The Fund will be managed by the Board, a majority of the members of which will be individuals who are independent of Goldman Sachs. A description of the Board is set forth in the SAI.

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GENERAL INVESTMENT MANAGEMENT APPROACH

Goldman Sachs Asset Management, L.P., part of Goldman Sachs’ Investment Management Division, will be the investment adviser to the Fund and the Master Fund (“GSAM” or the “Investment Adviser”), and Goldman Sachs Alternative Investments & Manager Selection Group (the “AIMS Group” or “AIMS”) will be responsible for managing the Fund and the Master Fund.

Goldman Sachs Asset Management

GSAM serves as the Fund’s investment adviser. The principal executive offices of GSAM are located at 200 West Street, New York, New York 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of The Goldman Sachs Group, Inc., a bank holding company, and an affiliate of Goldman Sachs.

As of September 30, 2017, GSAM and its advisory affiliates acted as investment adviser in respect of approximately $1.25 trillion in assets (including seed capital and assets under supervision).1 GSAM is part of Goldman Sachs’ Investment Management Division, which offers a full range of equity, fixed income and money market mutual funds, private investment funds and separately managed accounts, and currently serves a wide range of clients including private and public pension funds, endowments, foundations, banks, insurance companies, corporations, private investors and family groups.

Alternative Investments and Manager Selection Group

The AIMS Group within GSAM provides investors with investment and advisory solutions across hedge fund managers, private equity funds, real estate managers, public equity strategies and fixed income strategies. The AIMS Group manages globally diversified programs, targeted sector-specific strategies, customized portfolios, and a range of advisory services. Clients of AIMS access opportunities through new fund commitments, fund-of-fund investments, strategic partnerships, secondary market investments, co-investments, and seed-capital investments. With over 200 professionals, including more than 100 investment professionals, across seven offices around the world, the AIMS Group provides manager diligence, portfolio construction, risk management, and liquidity solutions to investors. AIMS extends these capabilities to sovereign wealth funds, pension plans, governments, financial institutions, endowments, foundations and family offices, for which AIMS invests or advises on over $200 billion of alternative investments, public equity strategies and fixed income strategies as of December 2017.

Investment Process

As of the date of this prospectus, the Portfolio Funds have not yet been identified. The Portfolio Funds are to be identified by the AIMS Group. The Master Fund currently expects to make commitments to six to eight Portfolio Funds plus select complementary and opportunistic investments during the Investment Period. The Investment Adviser, in its discretion, may cause the Master Fund to make commitments to a lesser or a greater number of Portfolio Funds. In addition, due to timing and other constraints, the Investment Adviser may end up committing the Master Fund to a smaller number of Portfolio Funds than it would otherwise have planned. The Master Fund is not subject to any constraints with respect to the size of its commitments to Portfolio Funds or risk exposure, other than as prescribed by the 1940 Act. The Investment Adviser, at its sole discretion, may extend the Investment Period beyond the first anniversary of the Initial Issuance Date. In making a determination to extend the Investment Period, the Investment Adviser will consider the following, among other factors: (i) whether sufficient Portfolio Funds were identified during the Investment Period to fully commit the Master Fund; (ii) other investment opportunities identified at or near the end of the Investment Period; (iii) changes in market conditions; (iv) expected changes in the anticipated amount of capital calls from Portfolio Funds; and (v) changes in the investment strategies or operations of the Portfolio Funds.

1 Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

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AIMS will select the Portfolio Funds based on, among other factors, an evaluation of the Portfolio Manager of each Portfolio Fund, including each Portfolio Manager’s team, strategy, track record, and market reputation. AIMS generally expects to identify established Portfolio Managers that are experienced private equity investors. AIMS anticipates selecting Portfolio Funds consisting principally of blind pool vehicles, focused on a diversified set of private equity strategies, which may include middle-market buyout, large buyout, distressed, growth equity, credit, venture capital, and industry focused strategies. The Master Fund does not anticipate focusing on any one individual strategy of sector when selecting the Portfolio Funds.

Broadly speaking, the Investment Adviser seeks to identify investment managers that are experienced, thoughtful, and aligned with their investors and that appear positioned to achieve risk/return objectives in an investment strategy that is optimal for the Master Fund’s portfolio. Importantly, AIMS’ investment process is continually evolving, always informed by performance feedback. The key steps in the investment process are outlined below.

The Investment Adviser selects a dedicated diligence team for each potential portfolio investment that is responsible for an examination of a manager’s strategy, historical risk/return profile and its future capabilities. As the dedicated diligence team begins to undertake its evaluation of the manager, the team is encouraged to seek the counsel of strategy experts from within AIMS, including those who may be focused on investments outside of private equity, and from other parts of Goldman Sachs. In terms of investment approval, proposals from our due diligence team are reviewed and approved by different committees and/or working groups that focus on various aspects of manager diligence, including manager risk. These groups of professionals ultimately approve each investment and appropriate investment size in each manager’s fund.

AIMS’ due diligence process consists of the same bottom-up evaluation process for each potential portfolio fund, irrespective of whether AIMS previously invested in another fund managed by that portfolio fund’s manager or whether it is a completely new fund offering in the market.

Management of Portfolio Investments

Generally, neither the Fund nor the Master Fund will have control over the management or investment and other decisions of the Portfolio Managers of the Portfolio Funds.

During the Investment Period, the Master Fund expects to make commitments to Portfolio Funds, and will manage liquidity pending capital calls from the Portfolio Funds. Prior to expiry of the Investment Period, the Fund may make capital calls for any purpose including to fund capital calls of the Master Fund’s Portfolio Funds or for other liquidity management purposes.

Following the Investment Period, the Investment Adviser will continue to: (i) monitor the Master Fund’s investments, including assessing the desirability of holding such investments and engaging in secondary sales of its interests in the Portfolio Funds as appropriate; (ii) evaluate and vote on matters presented to the Master Fund by the Portfolio Funds; (iii) negotiate amendments to documents relating to the Portfolio Funds; (iv) monitor anticipated capital calls and manage the assets of the Master Fund and the Fund to ensure sufficient liquidity to meet capital calls from Portfolio Funds; (v) manage distributions from the Portfolio Funds, including possible in-kind distributions; (vi) manage the Master Fund’s use of leverage, including ensuring compliance with terms of the Master Fund’s credit agreement and assessing alternate forms of leverage; and (vii) engage in certain hedging transactions, including currency hedges and total return swaps in the event that the Master Fund receives in-kind distributions from Portfolio Funds. If the Investment Adviser determines that a Portfolio Fund is, or will be, under-performing, it may seek to sell the Master Fund’s interests in the Portfolio Fund in the secondary market. The Investment Adviser makes such determinations by assessing each Portfolio Fund’s management team, execution of its investment strategy and process, and performance returns relative to the risks of its Portfolio Assets, among other factors, on an on-going basis. Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps.

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INVESTMENT OBJECTIVE AND STRATEGIES

The Fund’s investment objective is to seek total return through a fund of funds strategy. The Fund will pursue its investment objective by investing all or substantially all of its net assets in Goldman Sachs Private Markets Fund 2018 LLC, a Delaware limited liability company that is also registered under the 1940 Act (the “Master Fund”), which in turn will make investments. The Master Fund intends to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private pooled investment vehicles (“Portfolio Funds”). Portfolio Funds will consist principally of blind pool vehicles, focused on a diversified set of private equity strategies, which may include middle-market buyout, large buyout, distressed, growth equity, credit, venture capital, and industry focused strategies. On an opportunistic basis, the Master Fund may also invest in “substantially funded” Portfolio Funds (i.e., Portfolio Funds that, in general, are at least 10% invested or committed immediately prior to the Fund’s investment). Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps. In addition, to the extent that a Portfolio Fund has declared an in-kind distribution of an equity security, the Master Fund may acquire a total return swap on such equity security to hedge against a decline in value between the date on which the distribution is declared and the date on which the security is delivered to the Master Fund. The Master Fund does not intend to use derivatives for non-hedging purposes. There can be no assurance that the Fund and the Master Fund will achieve their investment objective or that their investment program will be successful.

For purposes of the Master Fund’s policy to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private pooled investment vehicles, such investment vehicles include but are not limited to pooled investment vehicles that are exempt from the definition of an investment company as defined under the 1940 Act.

Unitholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Master Fund’s policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of investment suggested by its name.

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PRINCIPAL RISKS OF THE FUND

The following summarizes the principal risks that apply to the Fund and the Master Fund and may result in a loss of a Unitholder’s entire investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund or the Master Fund will achieve its investment objective. In addition, as the Fund’s and the Master Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risks or uncertainties.

The Fund’s investment program is speculative and entails substantial risks. Because the Fund will invest all or substantially all of its net assets in the Master Fund in pursuit of its investment objectives, the risks associated with an investment in the Fund include the risks of investing in the Master Fund. As stated in “Prospectus Summary – Master/Feeder Structure,” the Fund and the Master Fund have the same investment objectives, policies and restrictions. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Investment Adviser refer to the Investment Adviser as the investment adviser of the Fund and the Master Fund, unless the context suggests otherwise.

The following list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund and additional risks or uncertainties may adversely affect the Fund or the value of an investment in the Fund. Prospective investors should read this prospectus, the subscription agreement and the Operating Agreement carefully and consult with their own advisors before deciding whether to invest in the Fund.

General

The risks of an investment in the Fund arise from, among other things, (1) the risks associated with the Fund’s investments in Portfolio Funds and other portfolio investments, including risks associated with indirect investments in the securities and/or assets owned by the Portfolio Funds, and the risks attendant to the Fund’s ability to achieve its investment objectives and (2) the terms of the Fund. An investment in the Fund involves material risks, and each prospective investor should carefully consider these risks in determining whether an investment in the Fund is suitable for such prospective investor.

Risks Arising from the Nature of the Fund and the Master Fund’s Investments

Partial or Total Loss of the Fund’s Capital. The Fund is intended for long-term investors who can accept the risks associated with investing in illiquid investments. There is no assurance that the Fund or the Master Fund will achieve its investment or performance objectives, including the selection of suitable investment opportunities and the achievement of targeted rates of return, or that the Fund or the Master Fund will be able to fully invest all of its capital. The possibility of partial or total loss of capital of the Fund and the Master Fund exists, and prospective investors should not subscribe unless they can readily bear the consequences of a complete loss of their investment.

No Operating History. Each of the Fund and the Master Fund is newly organized and has no operating history. Investors will not have the opportunity to evaluate historical data or assess any of the Fund’s or the Master Fund’s potential investments prior to purchasing Units.

Limitations on the Redemption and Transfer of Units. Prospective investors should not invest unless they are prepared to retain their Units until the Fund liquidates. Unitholders generally will not be able to redeem their Units or withdraw from the Fund, and there will be no active secondary market for Units. In addition, significant credit, tax, contractual and regulatory restrictions apply with respect to potential transfers of Units. The inability to transfer Units may limit the availability of certain estate planning strategies. Where a Unit is transferred, the transferor and transferee should not rely on the Fund’s valuations, as such valuations were not prepared for this purpose and there is no guarantee that the valuations reflect the true value of the Fund’s or the Master Fund’s investments or that the Fund’s or the Master Fund’s investments will be realized for the values set forth in such valuations. Neither the Investment Adviser nor the Fund or the Master Fund shall be liable for any inaccuracies in any such valuations. Please see “Difficulty in Valuing Interests in Private Equity Funds” below.

Illiquidity of the Master Fund’s Investments. The Master Fund’s investments generally will be long-term and highly illiquid. The Master Fund’s ability to transfer and/or dispose of interests in its investments is expected to be restricted (a) under applicable securities, antitrust and competition laws, (b) by the terms of consent and filing requirements of various governmental or regulatory bodies, (c) by other applicable constraints imposed by financial services, investment adviser and antitrust regulators, agencies charged with oversight of financial institutions, investment advisers or similar enterprises and (d) by the terms of the Portfolio Funds and determinations made by the Portfolio Managers. As a result, the Master Fund generally will not have control over when it will be able to dispose of any investment or when it will have assets to distribute, and the Master Fund may not be able to dispose of interests in the investments, or dispose of such interests on favorable terms, in either case, even at times when it deems it advisable to do so. Even if investments made by the Master Fund prove successful, they may not provide a realized return to the Unitholders for a period of years. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Master Fund.

“J-Curve” Performance Risk. Portfolio Funds typically exhibit “J-curve” performance, such that a Portfolio Fund’s net asset value typically declines moderately or flattens during the early portion of the Portfolio Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Portfolio Fund matures and as Portfolio Assets are sold, the Investment Adviser believes that the pattern typically reverses with increasing net asset value and distributions. There can be no assurance, however, that any or all the Portfolio Funds in which the Master Fund invests will exhibit this pattern of investment returns.

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The Fund Expects to Call Capital Following Expiry of the Investment Period. The Fund’s Investment Period will expire on the first anniversary of the Initial Issuance Date, unless extended in the discretion of the Investment Adviser. Following the expiry of the Investment Period, the Fund will only be able to make capital calls for certain limited purposes, including to fulfill investment commitments made, approved, identified, or reserved for by the Investment Adviser prior to the expiration of the Investment Period. As the investment periods of the Portfolio Funds are expected to be periods of between two and seven years, the Portfolio Funds are expected to make capital calls from the Master Fund following expiry of the Investment Period to fund capital commitments made by the Master Fund to such Portfolio Funds prior to such expiry and, accordingly, the Fund is expected to call capital from its investors following expiry of the Investment Period to fund the Master Fund’s capital commitments. In addition, following the expiry of the Investment Period, the Fund may call capital for other purposes as described in “Prospectus Summary – Investment Period.”

Inability to Meet Investment Objective or Investment Strategy; Competitive Investment Environment; Difficulty in Identifying Attractive Investment Opportunities and Negotiating Investment Terms. The success of the Fund depends on the Investment Adviser’s ability to identify and select attractive investment opportunities, as well as the ability to acquire and manage those investments for the Master Fund. Identifying the right Portfolio Managers is difficult and involves a high degree of uncertainty. As a result, there is no assurance that the Fund and the Master Fund will be able to invest its capital fully or that suitable investment opportunities will be identified, and the performance of the Fund and the Master Fund may be adversely affected if the Master Fund is unable to identify and/or execute an appropriate volume of investment opportunities. Even if these investment opportunities and Portfolio Managers are identified, the market for investments in attractive private funds is highly competitive, and the Master Fund may not be able to complete sufficient investments to fully deploy its capital given the high level of demand for some investment funds. Moreover, the Master Fund may be unable to invest in certain types of investments as a result of non-competition agreements or other similar undertakings made by other affiliates of Goldman Sachs. In addition, the Investment Adviser may not be able to obtain as favorable investment terms as it otherwise would in a less competitive investment environment. It is also possible that some or all of the investment opportunities to be identified by the Investment Adviser will be oversubscribed, and consequently, the Investment Adviser may not have the ability to obtain as favorable terms as it would otherwise if the prospective Portfolio Managers were in need of raising additional capital. In addition, the Portfolio Managers of oversubscribed funds generally have discretion to reduce the Master Fund’s allocated capital commitments to such investments. As a result of such commitment reductions, the Master Fund may be required to seek alternative or additional investments, which may be less desirable than the proposed investments.

This difficulty in identifying and gaining access to attractive investment opportunities also applies to the Portfolio Managers. Strong competition for investments could result in fewer investment opportunities for the Portfolio Funds. The Master Fund, the Portfolio Funds that it invests in and the Portfolio Managers may incur significant expenses investigating potential investments that are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and

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the fees of other third-party advisors. Finally, the Portfolio Managers may be unable to invest fully all of the capital committed to them by the Master Fund.

In addition, the Fund’s and the Master Fund’s performance will be affected by the structure of the acquisition and the terms of its investments, including regarding tax, legal, regulatory and/or other considerations, over which it is expected that the Fund and the Master Fund generally will have limited control, and the Fund and the Master Fund may acquire an interest in investments that contain terms that are disadvantageous to the Fund and the Master Fund for legal, tax or regulatory reasons. To the extent permitted by applicable law, counterparties in portfolio investments may include Goldman Sachs or Goldman Sachs’ clients, and such investments may have, as investors therein, other Goldman Sachs funds or investment vehicles, Goldman Sachs’ affiliates and/or clients, and, to the extent permitted by applicable law (including the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)), Goldman Sachs and/or other Goldman Sachs funds may transact with, or serve as counterparties to, a Portfolio Fund or the assets within such a fund. This may present a conflict of interest.

Difficulty in Valuing Interests in Private Equity Funds. Valuation of the Master Fund’s investments may be difficult, as there generally will be no established market for these assets or for securities of privately-held companies which the Master Fund may directly or indirectly own. This difficulty is increased when purchasing a portfolio of interests in private funds, as the portfolio will lack the benefit of financial statements and periodic company updates originated from a common investment manager. Generally, assets in which the Master Fund or the Portfolio Funds invest will be valued by the Portfolio Managers. The Master Fund generally will have limited information to confirm or review the accuracy of valuations provided by Portfolio Managers. See “Valuations Received from Portfolio Managers” below.

Valuations Received from Portfolio Managers. The valuation of the Master Fund’s investments is ordinarily determined based upon valuations provided by the Portfolio Managers or the management of companies, securities or other entities in which a Portfolio Fund makes an investment. Certain securities may not have a readily ascertainable market price and will be valued by the Portfolio Managers or the management of such company, security or other entity in which a Portfolio Fund makes an investment. Particularly in this regard with respect to investments, a Portfolio Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Manager’s compensation. The Master Fund generally will not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Managers. If the valuations of a Portfolio Manager are consistently delayed or inaccurate, the Master Fund may dispose of such interests. However, the Master Fund does not generally expect to be able to dispose of interests quickly, and in certain cases may be precluded from or otherwise unable to dispose of such interests. Accordingly, the Master Fund may be obligated to continue to hold such interests for an indefinite period of time.

Each of the Fund and the Master Fund will compute its NAV as of the last business day of each quarter, each date a Unit is issued, and at such other times as deemed appropriate by the Board on the advice of the Investment Adviser. To determine the NAV of the Fund, the Fund relies on information from the Master Fund, which, in turn, receives such information from the Portfolio Funds. The Master Fund expects to receive such information from Portfolio Funds on a quarterly basis. To the extent that the Fund issues Units on a day other than the last business day of a quarter, the Master Fund may be required to determine its NAV as of that date based on estimates of the fair value of the Portfolio Funds using the NAV of the Portfolio Funds reported at the prior quarter-end and adjusted, as necessary or appropriate. See “Net Asset Value” below.

Portfolio Funds Invest Independently. The Portfolio Funds in which the Master Fund plans to invest generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that these Portfolio Funds do, in fact, hold such positions, the Portfolio Funds in which the Master Fund invests, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, the Portfolio Managers may be compensated based on the performance of their investments. Accordingly, there may often be times when certain Portfolio Managers may receive incentive compensation in respect of their investments for a period even though the Portfolio Funds overall depreciated during such period.

Unitholders Will Not Have any Direct Interest in a Portfolio Fund. The offering of the Units does not constitute a direct or indirect offering of interests in the Portfolio Funds or the companies, securities or other entities in which a Portfolio Fund makes an investment. Unitholders will not be limited partners of, or equity holders in, the Portfolio Funds in which the Master Fund invests, will have no direct interest in such Portfolio Funds and will have no voting rights in such Portfolio Funds or with respect to the companies, securities or other entities in which a Portfolio Fund makes an investment or standing or recourse against any of the Portfolio Funds or the companies, securities or other entities in which a Portfolio Fund makes an investment. Moreover, none of the Unitholders will have the right to participate in the control, management or operations, or have any discretion over the management, of any of the Portfolio Funds or the Portfolio Funds’ investments.

Changes in Expected Investment Objectives of Portfolio Funds May Be Adverse to the Fund. The Portfolio Funds may have the ability to change the investment objectives and strategies and economic and other fund terms after the Master Fund has made its commitment to such Portfolio Funds, and such change in the investment objectives and strategies may be adversely

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different from the objectives currently expected by the Investment Adviser. The Master Fund may not have the ability to reduce its commitment to such investment or withdraw from such Portfolio Funds.

Ability of Portfolio Funds and Portfolio Managers to Enter New Lines of Business. Portfolio Funds and/or Portfolio Managers may enter into new lines of business not anticipated by the Master Fund at the time the Master Fund invests in such Portfolio Funds. The Master Fund will likely not have the ability to prevent the Portfolio Funds from taking such action and may not have the ability to reduce or withdraw its investments in such Portfolio Funds following such decisions to enter into new lines of business. As a result, such decisions by the Portfolio Funds may negatively impact the performance of the Fund and the Master Fund.

Giveback Obligations. The terms of the Master Fund’s investments may require the Master Fund to return distributions received from those investments upon the occurrence of certain circumstances. For example, in the case of an investment with a Portfolio Manager, upon the failure of a Portfolio Fund managed by such Portfolio Manager to achieve an overall level of profitability, the Portfolio Manager may be subject to a “clawback,” whereby money that has already been distributed to the Portfolio Manager is subsequently returned. Similarly, in connection with an investment in a Portfolio Fund, the Master Fund may be required to return certain distributions to the Portfolio Manager. The Board may at any time during the life of the Master Fund call for Unitholders to fulfill their capital commitments and, in certain cases, to return distributions previously received. Accordingly, the Master Fund may set aside amounts otherwise distributable to Unitholders for the purpose of making such clawback payments, should they arise. Amounts set aside to fund clawback payments will reduce the amount of funds available for distribution to the Unitholders or make additional investments.

Regulatory Non-Compliance and Master Fund Reputation; Bad Acts of Portfolio Managers or Employees. Certain Portfolio Managers operate in an unregulated environment, and regulators and the Master Fund may have little or no oversight over or input in the activities of such Portfolio Managers. The Master Fund will rely on each Portfolio Manager and management company to manage its activities in a manner consistent with applicable laws and regulations and in a manner that will permit such Portfolio Manager or management company to maintain a quality reputation. If a Portfolio Manager or management company acts inconsistently with applicable laws and regulations or takes actions that cause such Portfolio Manager or management company disrepute, such actions may adversely affect the Master Fund, as an investor, and may damage the Fund’s and the Master Fund’s reputation.

If a Portfolio Manager is accused of negligence, willful misconduct, other improper activities or unsatisfactory performance, the Master Fund (as an investor) may be required to indemnify the Portfolio Manager for expenses or losses associated with such accusations. If a Portfolio Manager engages in bad acts, such bad acts may not be detected by the Master Fund and the Investment Adviser and may lead to long term losses and expenses for the Master Fund as an investor. Such losses may also arise in the event that a Portfolio Manager engages in transactions which present conflicts of interest that were not properly addressed. The Master Fund might be required to directly or indirectly bear the expenses associated with an investigation or litigation of a Portfolio Manager, Portfolio Fund or an underlying investment of a Portfolio Fund, including for legal fees. In addition, such investigation or litigation may damage the Fund’s and the Master Fund’s reputation.

The Master Fund’s Investment Flexibility May Be Constrained by Confidentiality Concerns. In the course of its investment process, the Master Fund may be required to enter into confidentiality agreements that would prohibit the Master Fund and/or the Unitholders from publicly disclosing sensitive information relating to certain investments. These arrangements could result in liabilities for the Master Fund, in particular if a Unitholder that is required or compelled to publicly release information regarding its investments, such as pursuant to the United States Freedom of Information Act, as amended, or other similar state or local disclosure laws or regulations applicable to such Unitholder, publicly discloses this information in response to an information request or otherwise. The Master Fund may choose, but is not required, to decline these investment opportunities in order to avoid the risk of exposing the Master Fund to such liability. As a result, the Master Fund’s investment flexibility may be constrained by these concerns, which may affect the Investment Adviser’s ability to broaden the Master Fund’s investment portfolio, which in turn may adversely impact the aggregate returns realized by Unitholders as a result of the unfavorable performance of a small number of investments.

Restrictions on Investments. The Master Fund may be limited in its ability or unable to invest in certain types of investments due to preferences or rights-of-first-refusal that have been or will be granted in favor of other affiliates of Goldman Sachs or vehicles in which they have invested. In addition, the Master Fund may be unable to invest in certain types of investments as a result of non-competition agreements or other similar undertakings made by other affiliates of Goldman Sachs.

Recourse to the Master Fund’s Assets. Because the Master Fund may incur recourse debt, the exposure to loss in respect of each separate investment may exceed the amount of the Master Fund’s original investment. The Master Fund’s assets are available to satisfy all liabilities and other obligations of the Master Fund. Similarly, the assets of a Portfolio Fund are available to satisfy all liabilities and obligations of such Portfolio Fund. If the Master Fund or any Portfolio Fund becomes

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subject to a liability, parties seeking to have the liability satisfied may have recourse to the assets of the Master Fund or Portfolio Funds generally and may not be limited to any particular asset, such as the investment giving rise to the liability.

Selecting Portfolio Managers and Investments; The Master Fund’s Performance Dependent upon Unrelated Portfolio Managers and Investments. In determining whether to cause the Master Fund to participate in a particular investment, the Master Fund is expected to rely primarily on the Investment Adviser’s analysis of the reputation, experience and record of the Portfolio Manager offering the investment opportunity. The Master Fund’s analysis of a particular investment will be based primarily on the due diligence and financial analysis prepared by the sponsoring Portfolio Manager. Further, the success of any investment, once made, is substantially dependent on the expertise of the Portfolio Managers.

Some or all of the Portfolio Funds will be managed by Portfolio Managers unrelated to Goldman Sachs (although, subject to applicable law including the 1940 Act, the Master Fund may invest in Goldman Sachs-sponsored pooled investment vehicles or Goldman Sachs-controlled direct investments). The historical performance of Portfolio Managers is not indicative of their future performance, which can vary considerably.

The Master Fund generally does not expect to have the opportunity to evaluate or to approve specific investments made by any Portfolio Manager, and the Master Fund will not have an active role in the day-to-day management of the Portfolio Funds. As a result, the returns of the Fund and the Master Fund will depend largely on the performance of these unrelated Portfolio Managers and could be substantially adversely affected by the unfavorable performance and/or practices and policies of these Portfolio Managers. For example, a Portfolio Manager may suffer a business failure or become bankrupt, may engage in illegal activities, may breach its fiduciary or other duties, or may engage in activities that compete with investments of the Master Fund. Portfolio Managers may also allocate investment opportunities or expenses and fees in a manner that is not fair and equitable and that could adversely impact the Master Fund. There can be no assurance that the Investment Adviser’s assessment of Portfolio Managers will identify all potential risks of problems or issues with a Portfolio Manager or verify the compliance of a Portfolio Manager with its stated policies and procedures. The due diligence information on which the Investment Adviser relies may be difficult to obtain, limited in scope or inaccurate. Many Portfolio Managers operate in an unregulated environment, and the Investment Adviser may have little or no oversight over or input in the activities of such Portfolio Managers. In all cases, the Master Fund will rely on each Portfolio Manager to manage its activities in a manner consistent with its stated disclosures and applicable laws and regulations.

The success of the Fund and the Master Fund is substantially dependent on the Portfolio Managers and the individuals associated with such Portfolio Managers. Should one or more of these individuals become incapacitated or in some other way cease to participate in the Portfolio Fund, the Fund’s and the Master Fund’s performance could be adversely affected. These and other problems, including the deterioration of the business relationship between the Master Fund and a Portfolio Manager, could have a material adverse effect on the assets managed by such Portfolio Manager. There can be no assurance that the Portfolio Funds or the companies, securities or other entities in which the Portfolio Funds invest will achieve their objectives. The failure of one or more of the Portfolio Funds or the companies, securities or other entities in which the Portfolio Funds invest to meet their respective investment or performance objectives could have a material adverse effect on the Fund and the Master Fund.

Waiving of Voting Rights. To avoid potential regulatory consequences, the Master Fund may limit its investment position (combined with other investment positions of certain of its affiliates) in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. This limitation on owning voting securities is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Master Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Fund, both by the Master Fund and other funds managed by the Investment Adviser. The Master Fund is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from the 1940 Act restrictions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Investment Adviser, the Master Fund may limit its voting interests in those Portfolio Funds by purchasing non-voting securities of, or waiving its right to vote its interests in, the Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position, aggregated with the positions of certain of its affiliates, in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund and certain of its affiliates will equal or exceed 25% of the Portfolio Fund’s assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions may be changed by the Board, subject to the limitations of applicable laws, rules or interpretations thereof.

Goldman Sachs’ Other Investment Vehicles (as defined below) may invest in a Portfolio Fund after the Master Fund has invested in the Portfolio Fund. This may have the effect of (i) causing the Master Fund to limit its voting rights with respect to the Portfolio Fund; or (ii) limiting the ability of the Master Fund from participating in certain transactions or result in terms to the Master Fund that are less favorable than would have otherwise been the case.

Investments in Derivatives. The Master Fund’s use of forwards, swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with

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investing directly in securities, currencies or other investments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Master Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Master Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant.

A lack of correlation between changes in the value of derivatives and the value of the portfolio investments (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

The Master Fund may use derivatives, including swaps, to implement short positions. Taking short positions involves leverage of the Master Fund’s assets and presents various risks. If the value of the instrument or market in which the Master Fund has taken a short position increases, then the Master Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment.

As an investment company registered with the SEC, the Master Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments.

Derivatives Regulatory Risk. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Master Fund’s ability to invest in derivatives and other instruments and adversely affect the Master Fund’s performance and ability to pursue its investment objectives. Certain aspects of the tax treatment of derivative instruments may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Master Fund’s taxable income or gains and distributions. There can be no assurance that any new governmental regulation will not adversely affect the Master Fund’s ability to achieve its investment result.

Risks Arising from the Fund’s Terms and the Terms of the Master Fund’s Investments

The terms and conditions of an investment in the Master Fund will directly subject Unitholders to certain limitations, risks and uncertainties and will indirectly subject Unitholders to certain limitations, risks and uncertainties attendant to the terms and conditions of the Fund’s investments. Such limitations, risks and uncertainties include the following:

Lack of Carried Interest; Alignment of Interest Considerations. Neither the Investment Adviser nor Goldman Sachs is entitled to receive incentive carried interest compensation from the Master Fund or the Fund. While a carried interest compensation arrangement may create an incentive for a fund manager to make investments that are riskier or more speculative than would otherwise be the case in the absence of such an arrangement, the existence of such an arrangement often serves to align the interests of the investment adviser and the investors of a fund, and to incentivize the investment adviser to seek to maximize the profitability of the fund’s investments. In the absence of such an arrangement, the Investment Adviser may be less likely to devote resources to the investment activities of the Master Fund, or to be as diligent in connection with such activities, in the case of the Investment Adviser as compared to the investment activities of Other Investment Vehicles (as defined below) that provide for the payment of carried interest compensation to the Investment Adviser or its affiliates. In addition, Goldman Sachs may be incentivized to allocate all or a portion of certain investment opportunities to Other Investment Vehicles that provide for the payment of carried interest compensation and not to the Master Fund. Goldman Sachs currently does not expect to make a capital commitment to the Fund or the Master Fund (other than a de minimis amount). There may be an incentive for the Investment Adviser to favor Other Investment Vehicles in which Goldman Sachs has made a meaningful capital commitment.

Limited Diversification of Investments. Each of the Fund and the Master Fund is a “non-diversified” investment company for purposes of the 1940 Act. The Master Fund currently intends to make commitments to six to eight Portfolio Funds, and the Portfolio Funds may invest in a limited number of companies, securities or other entities. Furthermore, the Portfolio Managers may have similar investment objectives and different Portfolio Managers may compete for and make overlapping investments, resulting in limited diversification. A consequence of a limited number of investments or of similar

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investments is that the aggregate returns realized by the Unitholders may be substantially adversely affected by the unfavorable performance of a small number of these investments. Although the Investment Adviser will seek to broaden the Master Fund’s portfolio by selecting a diverse set of Portfolio Funds, the Master Fund generally will have no control over the companies, securities or other entities acquired by the Portfolio Funds. Various factors may inhibit the Investment Adviser’s efforts to create a broad investment portfolio.

Forfeiture Due to Failure to Meet a Fund Capital Call. If, following the delivery of a Drawdown Notice, a Unitholder fails to fund a required capital commitment by the applicable Funding Date, and such failure remains uncured through the applicable Last Funding Date, such Unitholder shall be delinquent in its obligations. Any payments made by such Unitholder after the applicable Last Funding Date (or any payments made prior to the Last Funding Date in amounts less than such Unitholder’s required capital commitment) will not be accepted by the Fund, and such Unitholder, other than a Defaulting Unitholder (as defined below), will be required to fund such capital commitment together with any new required capital commitment, in respect of the next applicable Capital Call Deadline. A Unitholder will be deemed to be delinquent as to a Capital Call Deadline if it has failed to fund the required capital commitment for that Capital Call Deadline, or if the Unitholder has any outstanding obligations in respect of a prior Capital Call Deadline which will remain unsatisfied as of such Last Funding Date. If a Unitholder is delinquent upon three occasions at any point (such occasions do not have to be consecutive), such Defaulting Unitholder will be in default of its obligations to the Fund and the following remedies shall be imposed on such Defaulting Unitholder: (i) it will be prohibited from purchasing additional Units on any future drawdown date; (ii) it will forfeit 25% of its Units and such forfeited Units will be cancelled; and (iii) the Fund may pursue any other remedies against the Defaulting Unitholder available to the Fund, subject to applicable law.

Portfolio Funds typically require that capital contributions be made over an extended period of time. Failure by a Unitholder to meet a capital call could result in the Master Fund defaulting on a capital call for a Portfolio Fund or reducing the number of investments which the Master Fund may make. In addition, if a Unitholder fails to meet a capital call or is excused or excluded from a particular investment, the Investment Adviser may require each non-defaulting Unitholder to make an additional capital contribution (not to exceed its then-available commitment) in respect of such overdue capital contribution.

Failure by Other Investors to Meet Capital Calls of Portfolio Funds. The Master Fund, directly or indirectly, may be one of many investors in the Portfolio Funds, many of which will have capital contribution obligations over an extended period of time. Failure by one or more other investors to meet a capital call of a Portfolio Fund could have adverse consequences for the Master Fund. The Portfolio Manager may be permitted to require the Master Fund and other investors in Portfolio Fund to contribute additional capital to satisfy the shortfall. If the Portfolio Manager is unable to raise sufficient capital to consummate the proposed investment, the Portfolio Manager may not be able to diversify its portfolio, which could adversely affect its results. Furthermore, the Portfolio Fund may not have sufficient capital to contribute capital to its existing investments necessary to ensure their ongoing financial stability. If multiple investors fail to meet capital calls from a particular Portfolio Fund, such Portfolio Fund could default in its obligations, which could result in the termination of the Portfolio Fund, causing a lower return, or potentially a loss, on the Master Fund’s investments.

Limitation of Liability; Insurance. The Investment Adviser and its affiliates will have limited liability to the Fund and the Unitholders to the fullest extent permitted by applicable law. In addition, the Investment Adviser may purchase insurance, at the expense of the Fund, against any liability asserted or incurred by the Investment Adviser and its affiliates in any such capacity.

Unitholders Bear the Cost of All Fees and Expenses. Unitholders will pay the Management Fee. Unitholders will also pay other expenses of the Fund (please see “Prospectus Summary – Expenses”); will indirectly bear the fees and expenses of the Master Fund and the Portfolio Funds (including any carried interest in respect of a Portfolio Fund to the extent that a carried interest is paid to the Portfolio Manager). In addition, the Fund may pay fees to Goldman Sachs for providing services. Moreover, to the extent permitted by applicable law, the Master Fund may invest in money market and other funds sponsored, managed or advised by Goldman Sachs.

Management Fee is Based on Total Commitments, Including Capital That is Not Called or Invested. The Management Fee for each Unitholder will be a percentage of such Unitholder’s total amount of Commitments. There can be no assurance as to when capital will be invested or that all the Commitments will be called or invested by the Fund and the Master Fund. As a result, each Unitholder will pay a Management Fee based upon its total amount of Commitments even though this total amount may not be called or invested by the Fund and/or the Master Fund. In addition, if the value of the Fund’s or the Master Fund’s investments (including the Portfolio Funds) decreases, then the Management Fee will be greater than it would have been if the Management Fee were instead paid on net or managed assets. The Management Fee payable by the Master Fund will be based on total Commitments to the Master Fund notwithstanding the Fund or the Master Fund’s exercise of any remedies in connection with a Defaulting Unitholder or a defaulting unitholder in the Master Fund, respectively. Please see “Prospectus Summary –Expenses.”

The Master Fund May Make Commitments in Excess of Its Capital Commitments. To the extent permitted by applicable law, the Master Fund may make commitments to Portfolio Funds in which it invests in excess of the total capital committed to the Master Fund, including through the use of leverage. As a result, in certain circumstances, the Master Fund may need to retain distributions from Portfolio Funds or recall distributions, borrow funds or liquidate some or all of their investments prematurely at potentially significant discounts to market value if the Master Fund does not generate sufficient cash flow from its investments to meet these commitments; however, the Master Fund will not borrow in excess of applicable limitations under the 1940 Act.

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An Investment in the Fund Is Long-Term and Illiquid. Unitholders generally will not be able to redeem their Units and there will be no active secondary market for Units or generally for interests in the Portfolio Funds. In addition, the Master Fund’s investments generally will be long-term and highly illiquid. The Master Fund’s ability to transfer interests in Portfolio Funds will be restricted under applicable securities laws and by the terms of such Portfolio Funds. As a result, the Master Fund or the Fund will not have control over when it will have assets to distribute. The Fund’s term is uncertain because it is based on the terms of the Portfolio Funds, which are uncertain. The expected terms of the Portfolio Funds are between 10 and 15 years. The term of the Fund is therefore expected to be between 11 and 16 years; however, the actual term of the Fund may be shorter or longer.

Expedited Transactions. Investment analyses and decisions by the Investment Adviser may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information that the Investment Adviser is able to obtain at the time of making an investment decision may be limited, and the Investment Adviser may not have access to detailed information regarding the investment opportunity, in each case, to an extent that may not otherwise be the case had the Investment Adviser been afforded more time to evaluate the investment opportunity. Therefore, no assurance can be given that the Investment Adviser will have knowledge of all circumstances that may adversely affect an investment.

Potential Loss from Currency Fluctuations. The Master Fund may invest a portion of its capital outside the United States in non-U.S. dollar denominated securities. These investments involve special risks compared with investing exclusively in the United States. Because these investments may involve non-U.S. dollar currencies and because the Master Fund may hold funds in these currencies in bank deposits during the completion of the investment program, the Master Fund may be adversely affected by changes in currency rates (including as a result of the devaluation of a foreign currency) and in exchange control regulations and may incur costs in connection with conversions between various currencies. In addition, the equivalent U.S. dollar obligations of the Master Fund’s commitments to investments located outside of the United States may increase as a result of adverse changes in currency rates. While the Master Fund’s Unitholders will not be required to increase their capital commitments to the Master Fund in order for the Master Fund to meet its obligations, the Master Fund may need to recall distributions or liquidate some or all of its investments prematurely at potentially significant discounts to market value if the Master Fund does not generate sufficient cash flow from its investments to offset the amount of the devaluation. Conversely, if the Master Fund reserves an amount of U.S. dollars for investment outside of the United States and the relative value of U.S. dollars increases, the Master Fund’s capital may not be fully invested.

Borrowing. The Fund or the Master Fund (as applicable) may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, including to bridge funding shortfalls for investments in advance of drawdowns, as part of the Master Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Master Fund’s hedging activities. The terms of the indebtedness incurred by the Fund or the Master Fund may require the Fund to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, the Fund may not be able to negotiate commercially reasonable terms for its indebtedness and may not be able to extend or renew the existing terms when the indebtedness comes due. If the Master Fund is unable to access additional credit or otherwise has insufficient resources to pay its obligations, it may be forced to sell investments in Portfolio Funds at inopportune times, which may further depress returns. The Fund and the Master Fund will be limited in their ability to borrow (or guarantee other obligations) to amounts such that the Fund’s or the Master Fund’s asset coverage ratio (as defined in the 1940 Act) would be less than 300%, calculated at the time of such incurrence (i.e., the value of each of the Fund’s and the Master Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of incurrence). The Fund and the Master Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The use of leverage can create risks. Changes in the value of the Fund’s or the Master Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the Unitholders. If there is a net decrease or increase in the value of the Fund’s or the Master Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the Fund’s NAV to a greater extent than if the Fund or the Master Fund did not utilize leverage. The Fund’s leverage strategy may not be successful.

Risks Relating to the Use of Leverage by the Portfolio Funds. Like the Fund, the Portfolio Funds in which the Master Fund invests may use leverage for a variety of purposes. The leverage used by the Portfolio Funds may take the form of indebtedness for borrowed money as well as financial leverage in the form of short sales, forward contracts, options, derivatives, and other similar transactions, which may expose the Master Fund to greater risks than if the Portfolio Funds did not use leverage. Gains made with borrowed funds generally would cause the Portfolio Funds’ value to increase faster than without borrowed funds. However, losses incurred with borrowed funds would cause the Portfolio Funds’ value to decrease faster and more significantly than without the use of borrowed funds. Money borrowed for the purpose of leveraging investments will also be subject to interest costs as well as other fees and costs that may not be recovered by returns on the Portfolio Funds’

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investments or other investment positions taken by the Portfolio Funds that the Master Fund invests in. In addition, similar risks exist with respect to leverage incurred by the companies, securities or other entities in which the Portfolio Funds invest.

Diversification Across Market Cycles. The Investment Period of the Master Fund will commence on the Initial Issuance Date and will continue until the first anniversary of the Initial Issuance Date, unless extended in the discretion of the Investment Adviser. The year in which a fund’s investment period begins is typically referred to as the fund’s “vintage year.” The Master Fund generally will invest in Portfolio Funds formed during or shortly before its Investment Period, and therefore, prevailing economic conditions in which the Master Fund’s vintage year occurs may have a significant impact on the Fund’s performance. For example, poor overall economic conditions or results during the Master Fund’s vintage year could adversely affect the returns of the Portfolio Funds and, indirectly, the Master Fund. As a result, the Master Fund may be more susceptible to losses than an investment in a fund that is diversified across vintage years.

The Portfolio Funds in which the Master Fund invests, in turn, often have their own investment period of two to seven years to make commitments or investments. As a result, the investments made by the Master Fund will expose investors to the political, market or economic conditions and general market trends of the investment period of the Portfolio Funds. Because Units are generally not redeemable and there is expected to be no active secondary market for Units, prospective investors should consider the long-term nature of an investment in the Fund and the potential exposure to such market risks over the term of the Fund before investing in the Fund.

Risks Relating to the Potential Use of Pass-Through Entities. To the extent permitted by applicable law (including the 1940 Act), the Master Fund may make investments through one or more partnerships or other pass-through entities in which the sole beneficial interest holders are the Master Fund. These investment vehicles may incur leverage. To the extent permitted by applicable law including the 1940 Act, the Master Fund may guarantee the obligations of these investment vehicles and/or assign and pledge assets of the Master Fund, including Undrawn Commitments of the Unitholders, to these investment vehicles in order to secure borrowings or other leverage. Failure by any member of such a pass-through entity to meet its obligations could have adverse effects on the Master Fund and the other members of any pass-through entity, including the acceleration of payment obligations under any leverage facility used by the vehicle.

Dependence upon the Ability of the Investment Adviser. The Board will delegate to the Investment Adviser the authority to make investment, disposition, and related investment management decisions, including the authority to approve all investments and/or all dispositions made by the Fund and to make or provide reserves. In addition, the Board will delegate to the Investment Adviser the authority to manage many of the affairs of the Fund, including, among others, the right to enforce default remedies, responsibility for maintaining the Fund’s books and records and producing the Fund’s reports, the right to calculate and cause the Fund to make distributions. Unitholders will have no right or power to participate in the management or control of the business of the Fund, and thus must depend solely upon the ability of the Investment Adviser with respect to the Fund’s investments. In addition, Unitholders will have no opportunity to evaluate the specific investments made by the Fund or the terms of any investment. Accordingly, the success and failure of the Fund will depend to a significant extent on the viability and performance of the Investment Adviser. In managing and directing the investment programs of the Fund, the Investment Adviser will rely heavily on certain key personnel of Goldman Sachs. Certain key personnel, including members of the Investment Adviser’s investment team, may leave Goldman Sachs or rotate to another group within Goldman Sachs. The departure of any of such key personnel or their inability to fulfill certain duties may adversely affect the ability of the Investment Adviser to effectively implement the investment program of the Fund and may have an adverse impact on the Fund. Changes to the composition of the investment team may occur over time and without notice to the Unitholders.

Past Performance of Portfolio Managers is Not Indicative of Future Performance. The results of earlier investments made by the Portfolio Managers are not indicative of future performance. There is no assurance that a Portfolio Manager will achieve similar returns in the future, and an investment with a Portfolio Manager could result in a partial or total loss for the Fund.

Limited Track Records of Certain Portfolio Managers. The Master Fund may invest in Portfolio Funds run by Portfolio Managers who have established their own funds after working with various investment groups. However, there is likely to be little, if any, historical performance data available to the Investment Adviser for these new investment funds. In addition, the data on past performance of the Portfolio Manager’s prior fund or investments (whether in a principal capacity or an advisory role) available to the Investment Adviser may not be an indication of the future performance of the Portfolio Manager’s new fund or investments. There can be no assurance that these funds will achieve their respective investment or performance objectives. The failure of one or more of the Portfolio Funds to meet their investment or performance objectives could have a material adverse effect upon the Fund.

Risk of Certain Events Related to Goldman Sachs. Although the Fund is a separate legal entity from Goldman Sachs, in the event that Goldman Sachs were to become insolvent and/or subject to liquidation, or if there were a change of control of Goldman Sachs, the Fund could nonetheless be adversely affected. In that regard, a bankruptcy or change of control of Goldman Sachs or the Investment Adviser could cause the Investment Adviser to have difficulty retaining personnel, increase the potential that Goldman Sachs would default on its capital commitment, if any, to the Fund, or otherwise adversely affect the Fund and its ability to achieve its investment objective.

Goldman Sachs’ Investment. Goldman Sachs currently does not expect to make a capital commitment to the Fund or the Master Fund (other than a de minimis amount). Unitholders should not expect Goldman Sachs to make such an investment in the future. If such an investment were made, it may be made, subject to applicable law, directly or indirectly, in or alongside the

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Fund, or through separate vehicles organized by Goldman Sachs. Managers, officers, partners, directors or employees (including retired employees and former partners) of Goldman Sachs, its affiliates, or the Fund, as well as certain individuals related to such investors may invest in the Master Fund, the Fund or another feeder fund. To the extent that these individuals invest directly in the Master Fund, they will bear expenses at a lower level than they would otherwise had they invested in the Fund or another feeder fund. Any investment by Goldman Sachs (or its officers and employees) in the Fund is subject to the same rights and obligations as those of the other Unitholders, except as otherwise provided in this prospectus or the Operating Agreement. See “Current Regulatory Risks” below. Goldman Sachs employees may, subject to applicable law, participate in one or more of the Fund’s investments. Subject to applicable law, the Investment Adviser will determine the allocation of investments that the Investment Adviser deems appropriate for the Fund and any Goldman Sachs employees that may co-invest with the Fund in any such investments.

The 1940 Act prohibits the Master Fund from participating in certain transactions with certain of its affiliates. The Master Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Investment Adviser or Goldman Sachs. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness). If a person acquires more than 25% of the Master Fund’s voting securities, the Master Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Master Fund’s ability to transact business with its officers or independent managers or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

Investment Performance of the Funds and Other Investment Vehicles May Vary Significantly. Goldman Sachs (i) has established, and expects to continue to establish, additional companies, partnerships or other entities, pooled investment vehicles for multiple investors, funds, separate accounts, and other entities, and (ii) includes various business units or divisions, which, in either case, may have, in whole or in part, investment objectives and strategies that may be similar to or overlap with those of the Fund (such entities, business units or divisions are referred to collectively as, “Other Investment Vehicles”). The Fund, through its investment in the Master Fund, and the Portfolio Funds may at times compete with the Other Investment Vehicles for certain investments and the returns of each of the Other Investment Vehicles will likely differ materially from the returns of the Fund.

The results of the investment activities of the Fund, through its investment in the Master Fund, may differ significantly from the results by Goldman Sachs for its own benefit and from the results achieved by Other Investment Vehicles based on the investment strategies employed by such investors. Returns may also be different for the Fund and the Other Investment Vehicles because either the Fund and/or Other Investment Vehicles may invest in a Portfolio Fund through a different structure.

Subject to applicable law, including the 1940 Act, Other Investment Vehicles and other areas within Goldman Sachs may invest alongside the Master Fund. In allocating any investment opportunities, the Investment Adviser will take into account numerous factors, in its discretion. Any such investments made alongside the Master Fund may or may not be in proportion to the relevant commitments of the investing parties and may involve different terms and fee structures than those of the Master Fund. In addition, each participant in a Portfolio Fund may structure its investment in a manner that differs from the investment structure used by the Master Fund or may enter and exit investments at different times, on different terms or in different proportions than those of the Master Fund. As a result, investment returns may vary materially among the Fund and Other Investment Vehicles and other areas of Goldman Sachs that invest alongside the Master Fund.

The 1940 Act imposes significant limits on co-investment with affiliates of the Master Fund, and the Master Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless pursuant to an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. This could reduce the amount of transactions in which the Master Fund can participate and makes it more difficult for the Master Fund to implement its investment objectives.

The Fund May Distribute Illiquid Securities In-Kind. The Investment Adviser will have the authority to make in-kind distributions of the Fund’s investments at any time. Even if the Investment Adviser does not make such distributions during the Fund’s term, certain investments may not be ready for harvesting at the end of the Fund’s term, even if extended as permitted by the Operating Agreement. In such cases, there may be in-kind distributions by the Fund of interests in these investments to the Unitholders, all of which are likely to be highly illiquid. There can be no assurance that any Unitholders will be able to dispose of these investments or that the value of these investments as determined by the Investment Adviser in connection with the determination of distributions will ultimately be realized. When distributions are made in-kind, they generally will be treated as cash distributions (in accordance with their fair market value at the time of distribution, as determined by the Investment Adviser in its discretion) and distributed to the Unitholders in accordance with the distribution provisions described herein.

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The Fund May Not Be Permitted to Rely on the Creditworthiness of Goldman Sachs in Establishing Business Relationships. The Fund will be required to establish business relationships with its counterparties based on its own credit standing. Subject to applicable law, Goldman Sachs may allow its credit to be used in connection with the Fund’s establishment of its business relationships. Similarly, it is expected that the Fund’s counterparties will not rely on the credit of Goldman Sachs or the Investment Adviser in evaluating the Fund’s creditworthiness.

Market Volatility. The value of any public securities in which the Fund may directly or indirectly invest varies in response to many factors. Factors specific to a company could result in a decrease in the value of the company’s securities. Factors specific to the industry in which the company participates can have a similar effect. The value of a company’s stock can also be adversely affected by changes in financial markets generally that are unrelated to the company itself or its industry. Current economic conditions in some cases have produced downward pressure on security prices and credit availability for certain companies without regard to those companies’ underlying financial strength. In addition, certain options and other equity-related instruments may be subject to additional risks, including liquidity risk, counterparty credit risk, legal risk and operations risk, may involve significant economic leverage and, in some cases, may be subject to significant risks of loss. These factors and others can cause significant fluctuations in the prices of the securities in which the Fund may directly or indirectly invest and can result in adverse effects on the Fund’s returns.

Effects of Economic Conditions on the Fund and Its Investments. The Fund and its investments may be adversely affected by the deterioration of and uncertainty in the financial markets and economic conditions throughout the world, some of which may magnify the risks described in this prospectus and have other adverse effects. These market conditions have resulted in volatility and illiquidity in the global equity, credit and debt markets generally. While these conditions may create increased investment opportunities for the Fund and the Portfolio Funds, certain securities may become less liquid, more difficult to value and thus harder to liquidate.

The duration and ultimate effect of market conditions cannot be forecast, nor is it known whether or the degree to which such conditions may improve or worsen. Although the deterioration of market conditions and uncertainty regarding economic markets generally could result in the Master Fund acquiring investments on more favorable terms, such conditions may also result in declines in the market values of the Fund’s and the Master Fund’s existing investments. Furthermore, the credit markets tend to be volatile and the availability of indebtedness may be difficult to ascertain. As a result, the Master Fund may be unable to borrow sufficiently. This may have an adverse effect on the Master Fund’s ability to acquire and dispose of investments as well as on the returns associated with its investments.

Limited Operating History and Competition Associated with Portfolio Funds’ Assets. Investments in companies, securities and entities in which the Portfolio Funds invest will involve a high degree of business and financial risk. These assets may (a) be in an early stage of development and not have a proven operating history; (b) be operating at a loss or have significant variations in operating results; (c) be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; (d) require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; (e) rely on the services of a limited number of key individuals, the loss of any of whom could significantly adversely affect an asset’s performance; and (f) otherwise have a weak financial condition or be experiencing financial difficulties. In addition, these underlying assets may face intense competition.

Exposure to Liabilities Due to Indirect Controlling Interests in Portfolio Assets. Portfolio Funds may be deemed to have a control position with respect to some of their investments, which could expose the Master Fund to liabilities not normally associated with minority equity investments, such as additional risks of liability for environmental damage, product defects, failure to supervise management teams, violation of governmental regulations and other types of liability.

Risks Regarding Dispositions of Portfolio Funds’ Assets. In connection with the disposition of an investment made by a Portfolio Fund, such Portfolio Fund may be required to make representations and warranties about the business and financial affairs of the asset to be sold typical of those made in connection with the sale of a business. Such Portfolio Funds may also be required to indemnify the purchasers of an investment to the extent that any of these representations and warranties turn out to be inaccurate or misleading. These arrangements may result in liabilities for the Portfolio Funds and for the Master Fund. Liabilities incurred by the

Master Fund in connection with the disposition by a Portfolio Fund of interests in an investment made by the Portfolio Fund may cause the Master Fund to recall distributions previously made to the Unitholders.

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes or Other Conditions. The Master Fund may invest indirectly through Portfolio Funds in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with the U.S. generally accepted accounting principles. This limitation may be particularly true for private equity investments, where there may be little or no publicly available information

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about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards, and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund and its Unitholders may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate. In addition, non-U.S. securities markets, particularly in developing countries, may be substantially less liquid and have greater volatility than U.S. securities markets.

Emerging Markets. Portfolio Funds may make some of their investments in emerging markets. Accordingly, the Master Fund may hold indirect investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed non-U.S. markets. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. Disclosure and regulatory standards in emerging markets are in many respects less stringent than in the United States and in developed non-U.S. markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by protectionist measures imposed or negotiated by the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. There can be no assurance that adverse political changes will not cause a loss of any or all of any such investment and, in the case of fixed-income securities, interest thereon.

Legal, Tax and Regulatory Risks in Emerging Markets. In general, certain countries lack fully developed legal systems and bodies of commercial law and practices normally found in countries with more developed market economies. In addition, certain industries in which the Portfolio Funds may invest are subject to significant government regulations, which may restrict the Portfolio Managers’ ability to effect operating improvements. Laws affecting foreign investment, taxation and business continue to evolve, although at times in an uncertain and even arbitrary manner which may not coincide with practices in more developed jurisdictions. In addition, such laws and regulations can change quickly and unpredictably, and such changes could occur during the term of the Fund in a manner that may adversely affect the Portfolio Funds, the Fund and the Master Fund or the Unitholders. Governments of certain countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic and market conditions in these countries, which could affect private sector companies. In addition, there is the possibility of other economic or diplomatic developments, which could adversely affect the economies of such countries or the value of a Portfolio Fund’s investments in those countries. Such developments may make investments by the Portfolio Funds in certain countries inappropriate, resulting in investments by the Portfolio Funds being concentrated in a limited number of countries.

Because the effectiveness of the judicial systems in certain countries in which the Portfolio Funds may invest varies, the Master Fund or a Portfolio Fund may have difficulty in successfully pursuing claims in the courts of such countries, as compared to the United States or other developed countries. Furthermore, to the extent the Master Fund or a Portfolio Fund may obtain a judgment but is required to seek its enforcement in the courts of one of the countries in which a Portfolio Fund invests, there can be no assurance that such courts will enforce such judgment.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses have the potential to significantly affect the global economy. Terrorist attacks may also exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a Portfolio Asset in which a Portfolio Fund invests, directly or indirectly, may result in a liability far in excess of available insurance coverage. The Investment Adviser cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the Fund.

Investment and Repatriation Restrictions. Foreign investment in securities of companies in certain of the countries in which the Portfolio Funds may invest is restricted or controlled to varying degrees. Certain countries have laws and regulations that currently limit or preclude direct foreign investment in the securities of their companies. Even where permitted, direct investments in certain companies may require significant government approvals under corporate, securities, foreign investment and other similar laws and may require financing and structuring alternatives that differ significantly from those customarily used in countries in other regions. These restrictions or controls may at times limit or preclude foreign investment above certain

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ownership levels or in certain sectors of the country’s economy and increase the costs and expenses of the Master Fund. The Master Fund or the Portfolio Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities held by the Master Fund, and income on such securities or gains from the disposition of such securities may be subject to withholding taxes imposed by certain countries or other jurisdictions.

Hedging Instruments May Adversely Affect Overall Performance. The Master Fund’s and the Portfolio Funds’ use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments of the Master Fund or the Portfolio Funds, depending upon the characteristics of the particular derivative and the Master Fund’s and the Portfolio Funds’ portfolios as a whole. Engaging in derivative transactions may entail investment exposures that are greater than their cost would suggest, and involves a risk of loss that could materially adversely affect the overall performance of the Master Fund and the Portfolio Fund. Please see “Borrowing” above.

Hedging strategies could involve a variety of derivative transactions, including futures, forward, swap, and option contracts or other financial instruments with similar characteristics, including forward foreign exchange contracts, interest rate swaps, exchanges, caps and options (collectively “Hedging Instruments”). While hedging transactions may reduce the risks associated with an investment by the Master Fund, the Portfolio Managers or the Portfolio Funds, the transactions themselves entail risks that are different than those of the investments of the Master Fund or the Portfolio Funds. The risks posed by these transactions include interest rate risk, market risk, the risk that these complex instruments and techniques will not be successfully evaluated, monitored or priced, the risk that counterparties will default on their obligations, liquidity risk and leverage risk. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Thus, while the Master Fund and the Portfolio Funds may benefit from the use of Hedging Instruments, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Master Fund and the Portfolio Funds than if they had not used those Hedging Instruments.

The success of hedging transactions will be subject to the ability to correctly predict movements in and the direction of currency exchange rates, interest rates and public security prices. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary.

Currency Hedging Instruments may not be available for certain currencies or may not have a duration that matches the long-term nature of the underlying principal investment. The ability to trade in or exercise options may be restricted in the event that trading in the underlying securities becomes restricted.

The successful use of these hedging strategies depends upon the availability of a liquid market and appropriate Hedging Instruments, and there can be no assurance that the Master Fund or the Portfolio Funds will be able to close out a position when deemed advisable by the Investment Adviser or Portfolio Manager, as the case may be. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Hedging transactions also involve additional costs and expenses, which may adversely affect the overall performance of the Master Fund, the Portfolio Managers and the Portfolio Funds’ assets. There can be no assurance that the Master Fund, the Portfolio Managers or the Portfolio Funds’ assets will engage in hedging transactions at any given time or from time to time, or that these transactions, if available, will be effective.

Absence of Regulatory Oversight. The Portfolio Funds will not be registered as investment companies under the 1940 Act, and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

Investments in Venture Capital Funds. The Master Fund may invest in Portfolio Funds that are venture capital funds. Investments in venture capital funds generally involve more risk than investments in private equity funds focused on later-stage investing due to the nature of the companies in which venture capital funds invest (e.g., startup companies). Venture capital investing tends to be more speculative; there is a greater risk of loss of up to the entire amount invested because the underlying assets are generally attempting to do business in nascent or developing areas; and the competition for gaining market share or a proven product may be particularly intense. Investments in venture capital funds are highly illiquid and there is no guarantee that the Master Fund will be able to realize its investments in the expected timeframe. In many instances, a venture capital investment may require additional infusions of capital in order to protect earlier investments, although there is no guarantee that such additional investments will lead to a successful investment by the venture capital fund.

Investments in Natural Resource Interests Are Subject to Market Fluctuations. The Master Fund may invest directly or indirectly in Portfolio Funds and Portfolio Funds’ assets that invest in oil and gas, timber or other natural resource interests. Oil

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and gas, timber and other natural resource investments involve risks in addition to those involved in investing in operating entities, including risks associated with natural resource prices and markets.

Market and Credit Risks of Debt Securities. The Portfolio Funds may invest in debt securities. Portfolios with debt securities are subject to credit and interest rate risks. “Credit risk” refers to the likelihood that a company will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of a company are the primary factors influencing credit risk. Credit risk may change over the life of an instrument. Securities that are rated by rating agencies are often reviewed and may be subject to downgrade, which generally results in a decline in the market value of such security. “Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. Current economic and market conditions, which include a volatile credit market, may accentuate credit and interest rate risks and expose the Fund to a greater risk of loss.

Nature of Distressed Investments. The Master Fund may invest in Portfolio Funds that directly or indirectly invest in the securities and obligations of companies experiencing financial and/or operational distress, including debt obligations that are in covenant or payment default. Such investments are considered high-risk and speculative. Defaulted obligations might not be repaid at all or might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

Bankruptcy. Given their financial situation, distressed companies also face increased risk that they may be involved in bankruptcy proceedings. There are a number of significant risks when investing in distressed companies that are or may be involved in bankruptcy proceedings, including adverse and permanent effects on a company, such as the loss of its market position and key personnel, otherwise becoming incapable of restoring itself as a viable entity and, if converted to a liquidation, a possible liquidation value of the company that is less than the value that was believed to exist at the time of the investment. Bankruptcy proceedings are often lengthy and difficult to predict and could adversely impact a creditor’s return on investment. The bankruptcy courts have extensive power and, under some circumstances, may alter contractual obligations of a bankrupt company. Stockholders, creditors and other interested parties are all entitled to participate in bankruptcy proceedings and will attempt to influence the outcome for their own benefit. Administrative costs relating to a bankruptcy proceeding will be paid out of the debtor’s estate prior to any returns to creditors. In addition, creditors (such as a Portfolio Fund) can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by these actions, especially in the case of investments made prior to the commencement of bankruptcy proceedings. Also, certain claims, such as for taxes, may have priority by law over the claims of certain creditors. A Portfolio Fund also may seek representation on creditors’ committees and, as a member of a creditors’ committee, may owe certain obligations generally to all creditors similarly situated that the committee represents, and it may be subject to various trading or confidentiality restrictions. In addition, many events in a bankruptcy are the product of contested matters and adversary proceedings that are beyond the control of the creditors. To the extent permitted by applicable law, a Portfolio Fund will indemnify its general partner, any manager or any other person serving on such a creditors’ committee on behalf of the Portfolio Fund for claims arising from breaches of those obligations, and these indemnification payments could adversely affect the return on the Portfolio Funds’ investment in a reorganized company.

Fraudulent Conveyance Considerations. Various federal and state laws enacted for the protection of creditors may apply to the Portfolio Funds’ assets by virtue of the Portfolio Funds’ roles as a creditor with respect to the issuers of these investments. A court, in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower, such as a trustee in bankruptcy or the borrower as debtor-in-possession, may invalidate, in whole or in part, any such indebtedness and any security interest or other lien securing the investment as a fraudulent conveyance. A court may also subordinate the indebtedness to existing or future creditors of the borrower or could order the recovery of amounts previously paid by the borrower (including amounts paid to the Portfolio Fund or the Master Fund) in satisfaction of the indebtedness or amounts representing proceeds of the security interest or other lien previously applied in satisfaction of the indebtedness. In general, if payments on an investment are voidable, whether as fraudulent conveyances or preferences, these payments can be recaptured either from the initial recipient (such as the Portfolio Fund) or from subsequent transferees of these payments, including the Master Fund.

Current Regulatory Risks. The Dodd-Frank Act was signed into law by President Obama on July 21, 2010. Section 619 of the Dodd-Frank Act (as it may be amended, and together with the rules or regulations promulgated thereunder), known as the “Volcker Rule,” restricts banking entities, such as Goldman Sachs, absent an applicable exclusion or exemption, from acquiring or retaining any equity, partnership or other ownership interests in, or sponsoring, a hedge fund or a private equity fund (“covered fund”). U.S. financial regulators issued final rules to implement the statutory mandate of the Volcker Rule on December 10, 2013, which are currently in effect with respect to Goldman Sachs’ investments in and relationships with the Fund.

The Volcker Rule also prohibits banking entities, such as Goldman Sachs from engaging in certain trading activities involving their own capital (also known as “proprietary trading”). These prohibitions may include certain restrictions on the

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extent to which Goldman Sachs may own Units of the Fund. If Goldman Sachs or its affiliates own 25% or more of the Units of the Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which include restrictions on the ability to purchase and sell securities on a short term basis. As of the date of this prospectus, Goldman Sachs owns more than 25% of the outstanding Units of the Fund. It is anticipated that Goldman Sachs will own less than 25% of the Units of the Fund once the offering is completed. However, if Goldman Sachs were to own more than 25% of the Units of the Fund following three years from the Fund’s launch date, the Fund may be unable to achieve its investment objective and may be forced to liquidate prematurely, among other things.

In addition, the Volcker Rule prohibits any banking entity, including Goldman Sachs, from engaging in certain activities that would involve or result in a material conflict of interest between the banking entity and its clients, customers or counterparties, or that would result, directly or indirectly, in a material exposure by the banking entity to high-risk assets or high-risk trading strategies, or that would pose a threat to the safety and soundness of the banking entity or the financial stability of the United States. However, there remains significant uncertainty as to how this prohibition will ultimately impact Goldman Sachs and the Fund.

Any requirements or restrictions imposed by Goldman Sachs’ policies and procedures or by the Volcker Rule agencies could materially adversely affect the Fund, including because the requirements or restrictions could result in, among other things, the Fund foregoing certain investments or investment strategies or taking or refraining from other actions, any of which could disadvantage the Fund, or adversely affect the value of the investments in which the Fund directly or indirectly participates.

The Volcker Rule’s final rules provide further information regarding how the above conditions may be interpreted or implemented.

The currently contemplated course of operation of the Fund may need to be altered in the future in one or more ways, to the extent the Investment Adviser in its discretion determines is necessary or advisable to comply with the Volcker Rule or any other applicable statute. In addition, the Volcker Rule or other rules issued under the Dodd-Frank Act could require or cause Goldman Sachs and/or investment vehicles that it organizes, offers or manages to liquidate or forego certain investments, or take other actions, which actions could disadvantage the Fund, or adversely affect the value of the investments in which the Fund directly or indirectly participates. Certain of these actions may have a material adverse effect on the Fund.

Regulation Affecting Underlying Commitments. In December 2015, the SEC published proposed new Rule 18f-4 to permit funds registered under the 1940 Act to enter into derivatives transactions and other types of financial commitments, including unfunded commitments to Portfolio Funds, notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18 of the 1940 Act. Proposed Rule 18f-4 under the 1940 could have a material adverse effect on the use of financial commitment transactions by registered investment companies, such as the Master Fund, and would require registered investment companies to put risk management measures in place in connection with such transactions. Specifically, proposed Rule 18f-4 would require the Master Fund to segregate certain assets to cover uncalled Underlying Commitments. The segregation of these assets would be required even if, for example, the Investment Adviser had no reasonable expectation that a Portfolio Manager was going to call for payment on some or all of an Underlying Commitment. There is no assurance as to whether or when proposed Rule 18f-4 will be adopted by the SEC or, if it is adopted, whether the final rule will contain the proposed provisions that could affect the Master Fund’s current treatment of uncalled Underlying Commitments or other similar provisions that impact the ability of the Master Fund to operate in the same manner as before the adoption of the rule.

If the rule were to be adopted as proposed, it could impact the Master Fund by requiring it to hold cash or other assets in amounts equal to certain commitments the Master Fund has made to invest in Portfolio Funds. As a result, this could affect the manner in which the Master Fund makes commitments to invest in Portfolio Funds, the timing and schedule of capital calls the Master Fund makes from its investors and the timing in which the Master Fund invests called capital. If the Master Fund were to accelerate the timing of investor capital calls due to the adoption of the rule, it could result in a material decline in the Master Fund’s expected performance as measured by an internal rate of return (because the Master Fund would hold a greater amount of uninvested capital for a longer period of time). The acceleration of investor capital calls would not, however, be expected to have a material impact on the total return to investors as measured by a multiple of investors’ capital invested in the Master Fund. Other measures taken by the Master Fund could include increasing the percentage of the Master Fund’s secondary investments, co-investments and/or Portfolio Funds that have committed a substantial amount of capital at the time of the Master Fund’s investment. These measures and other similar measures used by the Master Fund as a result of the rule could change the length of the Master Fund’s Investment Period, the amount of capital called, the composition of the Master Fund’s Portfolio Funds and/or the Master Fund’s investment results.

Regulation and Treatment of the Fund as a Bank Holding Company Affiliate. Goldman Sachs is regulated as a “bank holding company” under the Bank Holding Company Act (the “BHCA”), which generally restricts bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. Goldman Sachs has

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elected to become a financial holding company under the BHCA and, as such, may engage in a broader range of financial and related activities, as long as Goldman Sachs continues to meet certain eligibility requirements.

It is contemplated that the Fund will be managed by the Board comprised of individuals, a majority of whom will be independent of Goldman Sachs, and that, as a result of this and other factors, the Fund will not be “controlled” by Goldman Sachs for BHCA purposes. If the Fund is not controlled by Goldman Sachs for BHCA purposes, the BHCA’s restrictions on Goldman Sachs’ activities and investments should not apply to the Fund.

However, if the Fund were deemed to be controlled by Goldman Sachs for bank regulatory purposes, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, may, among other things, restrict the transactions and relationships between the Investment Adviser, Goldman Sachs and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict investments and transactions by, and the operations of, the Fund. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities.

Limitations and Restrictions on the Fund’s Interests in the Portfolio Funds. If the Master Fund is deemed to be controlled by Goldman Sachs for bank regulatory purposes and therefore subject to restrictions under the BHCA, the Master Fund may elect that all or a portion of its interests in certain issuers, including Portfolio Funds or other assets of the Portfolio Funds, the ownership of which by the Master Fund is restricted or limited pursuant to the BHCA (a) shall be a non-voting interest whether or not subsequently transferred in whole or in part to any other persons, (b) shall not be included in determining whether the requisite percentage of the voting interests have consented to, approved, or taken any action under the governing documents of the governing documents for such issuers, and (c) shall for all other purposes be treated as part of a single class of interests with all other interests in such issuer, with the intention of precluding the Master Fund from being deemed to “control” such issuers for purpose of the BHCA.

Speculative Position Limits. The U.S. Commodity Futures Trading Commission (the “CFTC”) and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. In addition, in December 2016, the CFTC proposed new rules which would impose position limits for futures and options contracts on twenty-five agricultural, energy and metal commodities, and for economically equivalent futures, options and swaps as well. These rules may adversely impact the Fund, the Master Fund and the Portfolio Funds.

Management and Administration Expenses. In addition to the expenses the Fund is expected to bear as described herein, the Operating Agreement will provide that, in the event the Investment Adviser is replaced by another entity, the Fund will also bear the fees and expenses of such replacement.

Error and Error Correction Policies. The Investment Adviser will report to the Board any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of the Fund. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV. The Investment Adviser’s error policy and the Fund’s NAV error correction policy limit or restrict when corrective action will be taken. As discussed in more detail under the section entitled “Net Asset Value,” the Portfolio’s portfolio securities may be priced based on quotations for those securities provided by pricing services and Portfolio Funds may be priced by Portfolio Managers on a delayed basis. There can be no guarantee that a quotation provided by a pricing service or Portfolio Manager will be accurate. Each of the Investment Adviser and the Fund may at any time, in its discretion and without notice to Unitholders, amend or supplement its error and NAV error correction policies. Portfolio Managers may also have error and error resolution policies regarding the implementation of investment management decisions, trading or processing in relation to the Portfolio Managers’ clients, including the Fund. The Portfolio Managers’ respective error and error resolution policies may vary materially from one another and each may differ materially from the Investment Adviser’s policies described herein.

Potential Conflicts of Interest Risk. The Investment Adviser’s investment team is often responsible for managing the Fund as well as one or more funds and other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected

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between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

No Independent Counsel. No independent counsel has been retained to represent the interests of the Unitholders. Neither this prospectus nor the Operating Agreement has been reviewed by any attorney on behalf of the Unitholders. Legal counsel to the Fund and the Investment Adviser do not represent any Unitholder.

Legal, Tax and Other Regulatory Risks. Legal, tax and regulatory changes could occur during or before the term of the Fund that may adversely affect the Fund and its investment results, and/or some or all of the Unitholders. Recent economic events have given rise to a political climate that may result in the Investment Adviser and private investment funds such as the Fund becoming subject to increased regulatory scrutiny and/or entirely new legal, tax or regulatory regimes both within the United States and in other countries in which the Fund may directly or indirectly invest. The Fund may be adversely affected as a result of new or revised legislation, or regulations imposed by the SEC, CFTC, IRS, Federal Reserve, other U.S. or non-U.S. tax or governmental regulatory authorities or self-regulatory organizations that supervise the financial markets.

The Fund and/or some or all of the Unitholders also may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and self-regulatory organizations. It is not possible to determine the extent of the impact of any new or revised laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with any new laws or regulations could be more difficult and expensive, and may have a material adverse effect on the Fund and/or some or all of the Unitholders.

The regulation of alternative investment management companies and investment funds (including private equity funds and hedge funds) is evolving, and changes in the regulation of alternative investment management companies and investment funds may adversely affect the ability of the Fund and the Master Fund to pursue its investment objective. In addition, from time to time the market for private equity transactions has been adversely affected by regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. It is not possible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law and the consequences attendant therewith. Compliance with any new laws or regulations could be more difficult and expensive than compliance with existing regimes, and may affect the manner in which the Fund and the Master Fund conducts business. New laws or regulations may also subject the Fund or some or all of its Unitholders to increased taxes or other costs. In addition, the market for private equity transactions has been adversely affected by a decrease in the availability of financing for transactions.

Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and regulations may be changed with retroactive effect. Moreover, the interpretation and application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund, a Portfolio Fund, and/or a Portfolio Asset to accrue potential tax liabilities even in situations where the Fund and/or the Unitholders do not expect to be ultimately subject to such tax liabilities. In that regard, accounting standards and/or related tax reporting obligations may change, giving rise to additional accrual and/or other obligations. In addition, Congress is currently scrutinizing the tax treatment of private equity funds and hedge funds, including the tax treatment of carried interest to which the Master Fund is subject in respect of its investment in a Portfolio Fund. Each prospective investor should also be aware that other developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the Unitholders, the Fund and/or the Fund’s direct and indirect subsidiaries discussed in this prospectus and that Unitholders may be required to provide certain additional information to the Fund (which may be provided to the IRS or other taxing authorities) or may be subject to other adverse consequences as a result of such change in tax laws. In the event of any such change in law, each Unitholder is urged to consult its own tax advisors.

Significant tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. For individual taxpayers, the legislation eliminates the deductibility of miscellaneous itemized deductions (including an investor’s share of the Management Fees and certain other Fund expenses) for taxable years 2018 through 2025. The impact of this new legislation on Unitholders, the Fund, the Master Fund and the entities through which the Master Fund invests is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund.

Certain Tax Risks. An investment in the Fund involves numerous tax risks, including, among others, the risks that (i) a Unitholder will be directly subject to U.S. state, local, and/or non-U.S. taxes and tax return filing requirements in the jurisdictions in which the Fund directly or indirectly invests or operates, (ii) the Fund and/or any investment vehicles through which it invests will be subject to U.S. state and local and non-U.S. taxes, including withholding taxes, in the jurisdictions in which the Fund directly or indirectly invests or operates, (iii) a Unitholder will be required to file for extensions for the completion of such Unitholder’s U.S. federal, state, local, non-U.S. and/or other income tax returns, (iv) a Unitholder will recognize phantom income (i.e., income without a corresponding receipt of cash), potentially in material amounts, subject to U.S. federal income tax at

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ordinary income tax rates, (v) a Unitholder will be subject to complex rules with respect to the deductibility of certain expenses and losses and/or the use of other tax attributes arising from certain portfolio investments, (vi) a tax-exempt Unitholder will be subject to U.S. federal income taxes and tax filing obligations on any UBTI earned (which may be material in amount), directly or indirectly, by the Fund, and also subject to U.S. state and local taxes and tax filing obligations in the U.S. state and local jurisdictions in which the income giving rise to such UBTI is generated, (vii) the Fund or a Unitholder will be subject to additional taxes, potentially on a retroactive basis, as a result of an audit or other tax contest or a change in tax law, or to uncertainty in the application of applicable laws and (viii) any direct or indirect investor who becomes a non-U.S. Unitholder will be subject to material adverse tax consequences as a result of an investment in the Fund. For a more complete discussion of the tax risks and other considerations applicable to an investment in the Fund, please see the section entitled “Certain Tax Considerations and Risks” in the SAI.

Private Fund Investor Customer Status. GS&Co. or other affiliates may act as placement agent for the Fund in connection with the offering of Units and may effect transactions in Units. Unless an investor’s Units (and any cash or securities distributed) are specifically identified as held by GS&Co. on an account statement issued by GS&Co. as broker-dealer, they are held directly on the books and records of the Fund, are not held in a Goldman Sachs brokerage account and are not subject to coverage by the Securities Investor Protection Corporation (“SIPC”) (or any excess SIPC coverage GS&Co. may arrange) for customer funds and securities held in Goldman Sachs brokerage accounts.

Other Regulatory. The Master Fund is registered as an investment company under the 1940 Act. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Master Fund, as well as the Portfolio Funds, may use derivatives that are subject to regulation by the CFTC. Because of this exposure to CFTC-regulated derivatives, the Investment Adviser could become subject to regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and the CFTC’s rules and regulations with respect to the operations of the Fund and the Master Fund. However, the Investment Adviser has claimed no-action relief from regulation as a “commodity pool operator” with respect to the Fund and the Master Fund pursuant to CFTC Letter No. 12-38, which is available to an operator of a fund of funds who submits a notice filing to the CFTC claiming such relief and is compliant with certain specific criteria. Among other things, these criteria require that the Investment Adviser limit any direct trading by the Master Fund of CFTC-regulated derivatives for non-hedging purposes in a manner consistent with CFTC Rule 4.5 under the CEA, which provides an exclusion from the definition of the term “commodity pool operator” with respect to the operation of an investment company registered as such under the 1940 Act. If the Investment Adviser is unable to operate the Fund or the Master Fund in accordance with CFTC Letter No. 12-38, the Investment Adviser would have to operate them under a different exemption, which could result in additional costs and expenses to, or otherwise disadvantage, the Fund or the Master Fund.

Subsequent Unitholders. Subsequent Unitholders will receive Units at NAV and will therefore dilute or reduce the level of other Unitholders’ interests in the Fund. If the NAV of the Fund is lower when Units are issued at a Subsequent Issuance Date than at any previous issuance date (which may be more likely given the investment strategy and expenses of the Fund), Subsequent Unitholders would receive more Units for the same Commitment as Unitholders who were admitted at such previous issuance date which will result in a benefit to such Subsequent Unitholders. However, if the NAV of the Fund is higher when Units are issued at a Subsequent Issuance Date than at a previous issuance date, Subsequent Unitholders would receive fewer Units for the same Commitment as Unitholders who were admitted at such previous issuance date. Because the Fund’s expenses are expected to be higher in the beginning of its operations and dividends are paid pro rata based on outstanding Units, Subsequent Unitholders could receive more Units than other Unitholders and be entitled to a relatively larger proportion of dividends relative to the size of their Commitment. Certain investors may also be admitted to the Master Fund directly or indirectly through another feeder fund. Issuances of units of the Master Fund in such circumstances may have a similarly dilutive effect.

No guarantee or representation is made that the investment program of the Fund and the Master Fund, any investment or any of the Portfolio Managers will be successful, that the various investments selected by the Master Fund will produce positive returns or that the Fund and the Master Fund will achieve its investment objective.

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MANAGEMENT OF THE FUND

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Investment Adviser, are managed under the direction of its Board. The names and business addresses of the Managers and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. GSAM serves as the investment adviser to the Fund and the Master Fund. The principal executive offices of GSAM are at 200 West Street, New York, New York 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of The Goldman Sachs Group, Inc., a bank holding company, and an affiliate of Goldman Sachs.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions, manages the Fund’s portfolio and is responsible for the Fund’s business affairs and other administrative matters. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio investments. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

•	Supervises all non-advisory operations of the Fund;
•	Provides personnel to perform necessary executive, administrative and clerical services to the Fund;
•

Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

•	Maintains the records of the Fund; and
•	Provides office space and all necessary office equipment and services.

Management Fee

The Investment Adviser has contractually agreed to waive any management fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser the Management Fee, based on commitments to the Master Fund and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Master Fund. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Fund, the Fund would pay the Investment Adviser a management based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund. The Management Fee for any partial quarter will be appropriately prorated.

Management Fees are generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn Commitments for Management Fees, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

Investment Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History

Konnin Tam	Portfolio Manager—Goldman Sachs Private Markets Fund 2018 LLC	Since 2018

Konnin Tam is a managing director in the Alternative Investments & Manager Selection (AIMS) Group, where he focuses on private equity primary, co-investment and secondary investment opportunities. He serves on the AIMS Private Equity Investment Committee, the AIMS Real Estate Investment Committee, and the AIMS Credit & Fixed Income Investment Committee. Konnin joined Goldman Sachs in 1999 as an analyst the Natural Resources Group in the Investment Banking Division, based in New York. Konnin earned a BS in Economics from the University of Pennsylvania.

Julia Feldman	Portfolio Manager—Goldman Sachs Private Markets Fund 2018 LLC	Since 2018

Julia Feldman is a managing director in the Alternative Investments & Manager Selection (AIMS) Group, based in San Francisco. She is a member of the AIMS Private Equity Investment Committee and the Private Equity Investment Team. Julia first joined Goldman

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Sachs in 1999 and worked in the Investment Banking Division. Prior to rejoining the firm in 2006, she was a product marketing manager with Yahoo! Search Marketing (previously Overture). She received a BS in Economics from the University of Pennsylvania and an MBA from the Harvard Graduate School of Business Administration.

Konnin Tam and Julia Feldman have day-to-day management responsibility of the Fund.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see “Management Services—Portfolio Managers’ Compensation” in the SAI.

Other Service Providers

Placement Agent

GS&Co. will serve as the placement agent of the Fund (the “Placement Agent”). In addition, the Fund may engage one or more affiliated or unaffiliated or successor or additional placement agents. Under the terms of a placement agent agreement with the Placement Agent, the Placement Agent is authorized to retain sub-placement agents for distribution services and to provide ongoing investor services and account maintenance services to Unitholders.

Auditors

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, is the Fund’s independent registered public accounting firm.

Custodian

State Street, One Lincoln Street, Boston, MA 02111, is the Fund’s custodian.

Administrator

State Street is the Fund’s administrator. State Street provides certain services, including, among others, preparation of certain reports and filings with the SEC, certain NAV computation services and such other services for the Fund as may be mutually agreed upon between the Fund and State Street. State Street receives fees based on total Commitments and such other fees as are agreed upon from time to time. In addition, State Street is reimbursed by the Fund for reasonable out-of-pocket expenses.

Transfer Agent

GS&Co., 200 West Street, New York, New York 10282, is the Fund’s transfer agent.

Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund and the Master Fund or limit the Fund’s and the Master Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other

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relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund.

Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. Transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. The Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law. For more information about conflicts of interest, see “Potential Conflicts of Interest” in the SAI.

The Master Fund’s investment objective and investment strategies are similar to those of other accounts managed or sponsored by Goldman Sachs (“Accounts”), and an investment appropriate for the Master Fund may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among the Master Fund and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by the Master Fund and other Accounts are not permitted under applicable law.

The Master Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the Master Fund’s independent managers and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Master Fund’s outstanding voting securities will be the Master Fund’s affiliate for purposes of the 1940 Act, and the Master Fund is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same Portfolio Fund) with such affiliates, absent the prior approval of the Master Fund’s independent managers. The Investment Adviser and its affiliates, including persons that control, or are under common control with, the Master Fund or the Investment Adviser, are also considered the Master Fund’s affiliates under the 1940 Act, and the Master Fund is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, the Master Fund may invest alongside Goldman Sachs and its Accounts. In certain circumstances, negotiated co-investments by the Master Fund and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Master Fund to do so. The Master Fund may rely on an exemptive order from the SEC that permits the Master Fund to participate in negotiated co-investment transactions with certain affiliated funds, whose investment adviser is GSAM, in a manner consistent with its investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief. Pursuant to the exemptive relief, the Board may establish criteria, which may be amended, rescinded, suspended or qualified by the Board at any time, describing the characteristics of potential investments that would be within the Master Fund’s then-current investment objectives and strategies that GSAM should consider as appropriate for co-investment for the Master Fund and other funds managed by the Investment Adviser. As a result of such order, there could be significant overlap in the Master Fund’s investment portfolio and the investment portfolios of other funds managed by the Investment Adviser. Pursuant to the exemptive order, among other things the Master Fund’s independent managers must not have any direct or indirect financial interest in the co-investment transaction. Such limitation may restrict the availability of investment opportunities due to the financial interests of the Fund’s independent managers. For purposes of this limitation, the Master Fund does not view an independent manager’s investment in an unaffiliated investment vehicle that invests in a Portfolio Fund as an indirect financial interest in a co-investment transaction.

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The Master Fund may also invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Master Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Master Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Master Fund’s behalf and on behalf of its other clients, negotiates no term other than price. The Master Fund may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed outside of the AIMS Group are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Master Fund does not and vice versa.

Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions for the Master Fund and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Master Fund) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“Performance-based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

Control Person

To provide the initial capitalization of the Fund, GSAM Holdings LLC, an affiliate of Goldman Sachs & Co. LLC, has purchased Units from the Fund in an amount sufficient to satisfy the Fund’s net worth requirements under Section 14(a) of the 1940 Act. Therefore, GSAM Holdings LLC currently owns 100% of the outstanding Units. GSAM Holdings LLC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Units. However, it is anticipated that GSAM Holdings LLC will no longer be a control person once the offering is completed.

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LEVERAGE

The Fund or the Master Fund (as applicable) may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, including to bridge funding shortfalls for investments in advance of drawdowns, as part of the Master Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, and to facilitate the Master Fund’s hedging activities. The terms of the indebtedness incurred by the Fund or the Master Fund may require such entity to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed and guaranteed, measured at the time the indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness measured at the time the indebtedness is incurred. The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions. The same limitations apply to the Master Fund.

The Fund or the Master Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser’s assessment of market conditions and the investment environment, and the costs that the Fund or the Master Fund would incur as a result of such leverage. There is no assurance that the Fund or the Master Fund will utilize any form or combination of leverage.

Lenders in respect of any indebtedness of the Fund or the Master Fund would have the right to receive interest on and repayment of principal of any such indebtedness, which right will be senior to those of the Unitholders. If the Fund or the Master Fund utilizes indebtedness, the Unitholders will bear the offering costs of the issuance of any indebtedness. In addition, the Fund expects that any credit facility that it or the Master Fund enters into, or any notes that it or the Master Fund issues, would contain provisions limiting certain activities of the Fund and/or the Master Fund, including payments to Unitholders in certain circumstances.

The use of leverage can create risks. Changes in the value of the Fund’s or the Master Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the Unitholders. If there is a net decrease or increase in the value of the Fund’s or the Master Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV to a greater extent than if the Fund or the Master Fund did not utilize leverage. A reduction in the Fund’s NAV, market price and distributions may cause a reduction in the market price of its Units.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements.

Like the Fund and the Master Fund, the Portfolio Funds in which the Master Fund invests may use leverage for a variety of purposes. The leverage used by the Portfolio Funds may take the form of indebtedness for borrowed money as well as financial leverage in the form of short sales, forward contracts, options, derivatives, and other similar transactions, which may expose the Fund to greater risks than if the Portfolio Funds did not use leverage. Gains made with borrowed funds generally would cause the Portfolio Funds’ value to increase faster than without borrowed funds. However, losses incurred with borrowed funds would cause the Portfolio Funds’ value to decrease faster and more significantly than without the use of borrowed funds. Money borrowed for the purpose of leveraging investments will also be subject to interest costs as well as other fees and costs that may not be recovered by returns on the Portfolio Funds’ investments or other investment positions taken by the Portfolio Funds that the Fund or the Master Fund invests in. In addition, similar risks exist with respect to leverage incurred by the companies, securities or other entities in which the Portfolio Funds invest.

In addition, the Master Fund may invest in derivatives, reverse repurchase agreements and economically similar transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Master Fund to make payments, the Master Fund intends to earmark or segregate cash or liquid securities to cover its obligations in accordance with applicable interpretations of the staff of the SEC. Such segregation or cover is intended to provide the Master Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Master Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Master Fund’s (and the Fund’s) financial leverage. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. To the extent that the Master Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to asset coverage requirements.

The Fund’s and the Master Fund’s willingness to utilize leverage, and the amount of leverage the Fund and/or the Master Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s and the Master Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

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ADDITIONAL INFORMATION ABOUT THE FUND

Description of Units

The Fund is a limited liability company organized under the laws of the State of Delaware on October 3, 2017 and is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund invests all or substantially all of its net assets in the Master Fund, a Delaware limited liability company that is also registered under the 1940 Act, as part of a “master/feeder” structure. The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund, as further described below.

The anticipated aggregate offering size for the Master Fund is approximately $350 million (or higher, in the discretion of the Board). The first date on which the Fund accepts commitments for common units of limited liability company interests (“Units”) in the Fund, other than from the initial unitholder (the “Initial Unitholder”), is referred to as the “Initial Closing Date” and the first date on which Units are issued other than to the Initial Unitholder is referred to as the “Initial Issuance Date.”

Following the acceptance by the Fund of a subscription agreement executed by a prospective unitholder and the admission of such unitholder to the Fund, such unitholder shall become a member in the Fund (a “Unitholder”) and shall be subject to the provisions of the subscription agreement and the Operating Agreement. The offering price per Unit at the Initial Issuance Date will be $20.00. Following the Initial Issuance Date, Units will be offered at a price equal to the Fund’s then-current NAV per Unit.

Unitholders are entitled to receive dividends or other distributions declared by the Board and will be entitled to one vote for each Unit held on all matters submitted to a vote of the Unitholders.

The Fund may hold, and expects to hold, a limited number of closings subsequent to the Initial Closing Date (each date on which a subsequent closing is held, a “Subsequent Closing Date”). Any Unitholder admitted to the Fund or increasing its Commitment on a Subsequent Closing Date (a “Subsequent Unitholder”) may be required to contribute to the Fund a percentage of its Commitment or the increased amount thereof, as applicable, equal to the percentage of Commitments that has been funded as of such date by all other Unitholders who are not affiliates of Goldman Sachs.

Distributions

Subject to the terms of any financing arrangements or other obligations or Preferred Units, the Fund, in its sole discretion, generally will distribute available cash, net of reserves, that the Fund receives from the Master Fund as distributions from, or proceeds from the disposition of interests in, Portfolio Funds, provided that to the extent the Fund receives cash that constitutes Recyclable Amounts or Recallable Amounts, the Fund may retain such cash for reinvestment or may distribute and recall such amount. In addition, a portion or all of any distribution of the Fund may consist of a return of capital. The amount and timing of distributions will be at the Fund’s sole discretion.

The timing of distributions from Portfolio Funds will be determined at the discretion of Portfolio Managers of such Portfolio Funds and will vary due to the nature of the Portfolio Funds and, as a result, the Board will have no control over the timing and amount of distributions from such investments.

At the election of the Investment Adviser, the Master Fund may retain proceeds received by the Master Fund from the Portfolio Funds. After the Investment Period has terminated, proceeds retained by the Master Fund would primarily be used to pay the Master Fund’s expenses, reduce leverage, or pay other obligations.

Separate from and in addition to any amounts retained or recalled for reinvestment by the Master Fund, in the event that funds are distributed to the Master Fund by a Portfolio Fund or other investment, which are subject to reinvestment in such Portfolio Fund or other investment, the Master Fund may, in its discretion, hold such amounts or distribute such amounts. If such amounts are distributed to the Unitholders, each Unitholder’s Undrawn Commitment will be increased by the amount of funds so distributed.

Closed-End Fund Structure

The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally do not redeem their shares at the request of the investor. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Wind-Down Process

The Fund shall be dissolved only (i) upon the expiration of its term (as such term may be extended pursuant to the Operating Agreement); (ii) at any time upon a decision of the Board; (iii) if there are no members of the Fund, unless the business of the Fund is continued in accordance with the Operating Agreement or the Delaware Act; or (iv) upon the entry of a decree of judicial dissolution under the Delaware Act.

The Board may, to the extent it deems appropriate and without Unitholder approval, adopt a plan of liquidation at, or at any time preceding, the expiration of the term of the Fund, which plan of liquidation may set forth the terms and conditions for implementing the termination of the Fund’s existence, including the commencement of the winding down of its investment operations and the making of one or more liquidating distributions to Unitholders prior to the expiration of the term of the Fund. The Fund retains broad flexibility to liquidate its portfolio, wind up its business and make liquidating distributions to Unitholders in a manner and on a schedule it believes will best contribute to the achievement of its investment objective. Following a liquidation of substantially all of its portfolio and the distribution of the net proceeds thereof to Unitholders, the Fund may continue in existence to pay, satisfy, and discharge any existing debts or obligations, collect and distribute any remaining net assets to Unitholders, and do all other acts required to liquidate and wind up its business and affairs. As soon as practicable after the expiration of the term of the Fund, the Fund will complete the liquidation of its portfolio (to the extent not already liquidated), retire or redeem its leverage facilities (to the extent not already retired or redeemed), distribute all of its liquidated net assets to its Unitholders (to the extent not already distributed) and terminate its existence under Delaware law.

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NET ASSET VALUE

Each of the Fund and the Master Fund will compute its NAV as of the last business day of each quarter, each date a Unit is issued, and at such other times as deemed appropriate by the Board on the advice of the Investment Adviser. The Fund expects the Master Fund to estimate the fair value of its investments in Portfolio Funds using the NAV of the Portfolio Funds, which are expected to be calculated in a manner consistent with the principles of Financial Accounting Standards Board, Topic 946. To determine the NAV of the Fund, the Fund relies on information from the Master Fund, which, in turn, receives such information from the Portfolio Funds. The Fund and the Master Fund will consider whether an adjustment to the most recent NAV of the Master Fund’s investments in Portfolio Funds is necessary based on available information to estimate a NAV that is calculated in a manner consistent with Topic 946. In determining its NAV, the Master Fund will value its investments as of such quarter-end, each date a Unit is issued, and at such other times as deemed appropriate by the Board on the advice of the Investment Adviser. When calculating its NAV at a time other than a quarter end, the Master Fund will determine the value of its investments in Portfolio Funds by reference to the most recent valuations provided by the Portfolio Managers of the Portfolio Funds and will make adjustments, as necessary, based on additional information received from the Portfolio Managers of the Portfolio Funds, accrued expenses, and any other information that the Investment Adviser deems pertinent. The NAV of the Fund will equal the value of the total assets (including the value of indirect investments in Portfolio Funds through the Master Fund), less all of the liabilities, including accrued fees and expenses. The NAV of the Fund may be calculated on a unitized basis by dividing the NAV of the Fund by the number of outstanding Units. To the extent that the Fund invests in the Master Fund, the Fund’s NAV will be directly affected and related to the Master Fund’s NAV. To the extent that the Fund has assets and liabilities other than its investment in the Master Fund, such assets and liabilities will be valued as described herein.

The Board has approved procedures pursuant to which the Fund and the Master Fund will value their investments and ensure that valuations of Portfolio Fund interests meet the relevant criteria to rely on the practical expedient methodology. The Board has delegated to the Investment Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, the Fund’s assets will be valued at their fair market value as determined by the Investment Adviser in good faith, taking into consideration all available information and other factors that the Investment Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. The Investment Adviser may rely upon any valuations provided to it by the Portfolio Managers, but is not obligated to do so. To the extent the Investment Adviser so relies, and the Portfolio Fund does not fully and completely accrue for any taxes expected to be borne by entities under its control, the Investment Adviser will not be able to reflect such taxes in the audited financial statements it provides to Unitholders. In addition, the Investment Adviser may or may not value the Portfolio Funds and the underlying investments therein consistently with how the same or similar investments are valued by Goldman Sachs. The value of an asset shall be the market value thereof if market quotations are readily available and are, in the judgment of the Investment Adviser, appropriate, taking into account the size, liquidity and nature of the asset and the rights and restrictions that pertain to the asset. With respect to assets that are not readily marketable or for which, in the judgment of the Investment Adviser, market quotations do not accurately reflect the value of the asset, the Investment Adviser may determine the value of such assets in its discretion or may hire a third party to appraise such assets. The Investment Adviser shall also have discretion to assess the Portfolio Funds and to assign values as it believes are reasonable, and to adjust valuations of the Portfolio Funds and the underlying investments therein based on hedging activities undertaken by the Fund. The Investment Adviser shall also have the discretion to use other valuation methods that it determines, in its discretion, are fair and reasonable. Since there is no established market for Units or Portfolio Funds, the valuation of Units and Portfolio Funds is difficult and not without uncertainty and may not necessarily reflect the valuation of their respective underlying assets.

44

TAXATION

GOLDMAN SACHS DOES NOT PROVIDE LEGAL, TAX OR ACCOUNTING ADVICE. EACH PROSPECTIVE INVESTOR SHOULD OBTAIN INDEPENDENT TAX ADVICE BASED ON ITS PARTICULAR SITUATION.

The following summary describes certain significant U.S. federal income tax consequences of, and certain other tax considerations relating to, the ownership and disposition of Units to a Unitholder that is a U.S. person (i.e., (i) an individual who for U.S. federal income tax purposes is a citizen or resident of the United States (generally meaning, an individual that has exceeded certain thresholds for being physically present in the United States or holds a U.S. green card), (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof (including the District of Columbia), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of the source of that income, or (iv) a trust, if, in general, a U.S. court is able to exercise primary supervision over such trust’s administration and one or more U.S. persons has the authority to control all of such trust’s substantial decisions). As an investment in the Fund is not generally available to investors that are not U.S. persons, and Unitholders who become non-U.S. persons (a “Non-U.S. Unitholder”) may be subject to certain termination provisions set forth in the Operating Agreement, this disclosure is generally limited to U.S. persons; however, if a Unitholder becomes a non-U.S. person and the Board does not exercise such termination rights or if a non-U.S. person indirectly invests in the Fund through a U.S. Unitholder, such non-U.S. person should expect to be subject to adverse tax consequences, including those briefly summarized in “Certain Tax Considerations and Risks—Special Considerations for Non-U.S. Unitholders” in the SAI. Any Unitholder that ceases to be, or expects to cease to be, a U.S. person shall be required to notify the Board of such change in status.

This summary does not discuss all of the tax consequences and other considerations that may be relevant to a particular investor or to certain investors that are subject to special treatment under U.S. federal income tax laws, including but not limited to, insurance companies, banks, pension funds, charitable remainder trusts, and private foundations. Moreover, this summary assumes that each Unitholder holds its Units as a capital asset. This summary is necessarily general and does not constitute tax advice. Accordingly, each prospective investor should consult its own tax advisors with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences and/or filing obligations of an investment in the Fund.

This summary is based on the United States Internal Revenue Code of 1986, as amended (the “Code”), as in effect on the date of this prospectus, the United States Treasury Regulations promulgated thereunder, rulings of the Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change. Subsequent developments and changes in the tax laws of the United States and any countries in which the Fund invests including changes in or differing interpretations of the foregoing authorities, which may be applied retroactively, could have a material effect on the tax consequences to the Unitholders, the Fund, and/or any intermediate vehicle through which the Fund invests. Neither the Fund nor the Board undertakes any obligation to supplement or update the discussion contained in this summary if any applicable laws change after the date hereof. The Fund has not sought a determination or ruling from the IRS or any other U.S. federal, state, local, or non-U.S. taxing authority with respect to any of the tax issues affecting the Fund or the Unitholders. There can be no assurances that the IRS or any other taxing authority will not take a different position concerning any of the tax consequences described in this summary.

General. The Fund and the Master Fund each has been formed as a Delaware limited liability company (that, due to the imposition of certain transfer restrictions, is not expected to be a “publicly traded partnership” for U.S. federal income tax purposes). As a result, the Fund generally will not itself be subject to U.S. federal income tax, but each Unitholder generally will be required to take into account its allocable share of the Fund’s items of income, gain, loss, deduction, and/or credit for the taxable year of the Fund ending within or with the taxable year of the Unitholder, without regard to whether such Unitholder has received or will receive corresponding distributions from the Fund. Due to potential timing differences between income recognition for tax purposes and actual cash distributions, including as a result of some or all of the Portfolio Funds and their Portfolio Assets being treated as partnerships or other flow-through entities, it is possible that a Unitholder may incur income tax liabilities in excess of actual cash distributions. Accordingly, a Unitholder should expect to be subject to taxation by virtue of its investment in the Fund, including at ordinary income tax rates, without receiving cash distributions sufficient to pay the related taxes.

Possible U.S. State and Local Taxes and Filing Requirements. In addition to U.S. federal income tax obligations, Unitholders should expect to be required to file tax returns and/or pay taxes in the U.S. state and local jurisdictions in which the Fund directly or indirectly invests or otherwise operates. Additionally, the Fund, the Master Fund and/or any investment vehicles through which the Fund invests may be directly or indirectly subject to state and local taxes and filing obligations in jurisdictions in which the Fund directly or indirectly invests or otherwise operates (including through pass-through entities and in other circumstances). In any event, the Unitholders should expect the Fund and/or the entities through which it invests to be subject to taxes in any such jurisdiction. The taxes described in this paragraph could be material and the impact of any taxes that may be imposed on the Fund or its investment vehicles may not be reflected in the valuation of a Unitholder’s Units in the Fund.

Although generally not subject to U.S. federal income tax, the Fund may, by reason of directly or indirectly engaging in a trade or business, become subject to state or local income or similar taxes imposed on the Fund or the Portfolio Funds themselves (e.g., the New York City Unincorporated Business Tax).

Information Reporting; Tax Returns and Audits. The Fund will file an annual information return on IRS Form 1065 and will provide information on Schedule K-1 to each Unitholder following the close of the Fund’s taxable year. In the likely event that the Fund does not receive all of the underlying tax information necessary to prepare Forms 1065 and K-1 on a timely basis, the Fund will be unable to provide timely final tax information to the Unitholders.

Each Unitholder will be responsible for the preparation and filing of such Unitholder’s own income tax returns. Additionally, each Unitholder should anticipate and expect to file for extensions for the completion of its U.S. federal, state, local, non-U.S. and/or other income tax returns. The Fund will attempt to provide timely tax estimates of each Unitholder’s tax obligations, although these tax estimates may materially change.

45

For a further discussion of the tax considerations of an investment in the Fund, prospective investors should refer to the section entitled “Certain Tax Considerations and Risks” in the SAI.

EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISORS WITH RESPECT TO THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX AND/OR FILING CONSEQUENCES OF AN INVESTMENT IN THE FUND.

LEGAL MATTERS

Certain legal matters in connection with the Units will be passed upon for the Fund by Dechert LLP, New York, New York and for the Investment Adviser by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

46

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

47

Goldman Sachs Private Markets Fund 2018 (A) LLC

Units

PROSPECTUS

Goldman Sachs & Co. LLC

March 28, 2018

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 28, 2018

Goldman Sachs Private Markets Fund 2018 (A) LLC

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for Goldman Sachs Private Markets Fund 2018 (A) LLC (the “Fund”), dated March 28, 2018, as may be further amended and/or supplemented from time to time. The prospectus may be obtained without charge from Goldman Sachs & Co. LLC by calling 1-800-621-2550 or writing to Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606.

GSAM® is a registered service mark of Goldman Sachs & Co. LLC (“GS&Co.”).

i

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN SACHS & CO. LLC
Investment Adviser	Placement Agent
200 West Street	200 West Street
New York, New York 10282	New York, New York 10282

Toll-free (in U.S.) 1-800-621-2550 (for Investors/Authorized Participants) or 1-800-292-4726 (for Financial Advisors).

ii

INTRODUCTION

Goldman Sachs Private Markets Fund 2018 (A) LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as newly-organized, non-diversified, closed-end management investment company with no operating history. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment program will be successful. The Fund is organized as a Delaware limited liability company and is governed by a limited liability company agreement.

The Fund will pursue its investment objectives by investing all or substantially all of its net assets in Goldman Sachs Private Markets Fund 2018 LLC (the “Master Fund”), a Delaware limited liability company that is also registered under the 1940 Act, which in turn will execute investment transactions. The Master Fund has the same investment objective, investment policies and restrictions as the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of GS&Co., serves as the Investment Adviser to the Fund and the Master Fund. In addition, GS&Co. will serve as the placement agent of the Fund (the “Placement Agent”). The Fund may engage one or more affiliated or unaffiliated or successor or additional placement agents. The Fund’s custodian is State Street Bank and Trust Company (“State Street”), which also provides administrative services to the Fund. The Fund’s transfer agent is GS&Co.

The following information relates to and supplements the description of the Fund’s investment policies contained in the prospectus. See the prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its investment objective. Capitalized terms used but not defined herein have the same meaning as in the prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective is to seek total return through a fund of funds strategy. The Fund will pursue its investment objective by investing all or substantially all of its net assets in Goldman Sachs Private Markets Fund 2018 LLC, a Delaware limited liability company that is also registered under the 1940 Act (the “Master Fund”), which in turn will make investments. The Master Fund intends to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private pooled investment vehicles (“Portfolio Funds”). Portfolio Funds will consist principally of blind pool vehicles, focused on a diversified set of private equity strategies, which may include middle-market buyout, large buyout, distressed, growth equity, credit, venture capital, and industry focused strategies. On an opportunistic basis, the Master Fund may also invest in “substantially funded” Portfolio Funds (i.e., Portfolio Funds that, in general, are at least 10% invested or committed immediately prior to the Fund’s investment). Pending its investments in Portfolio Funds, the Master Fund may hold uninvested capital in the form of cash and cash equivalents, including money market investments. In addition, the Master Fund may use derivative instruments for hedging purposes, which may include forward foreign exchange contracts, interest rate swaps, and total return swaps.

As of the date of this SAI, the Portfolio Funds have not yet been identified. The Portfolio Funds are to be identified by the Goldman Sachs Alternative Investments & Manager Selection Group (the “AIMS Group” or “AIMS”), part of GSAM. The Master Fund currently expects to make commitments to six to eight Portfolio Funds plus select complementary and opportunistic investments prior to the end of the Investment Period. The Investment Adviser, in its discretion, may cause the Master Fund to make commitments to a lesser or a greater number of Portfolio Funds. In addition, due to timing and other constraints, the Investment Adviser may end up committing the Master Fund to a smaller number of Portfolio Funds than it would otherwise have planned.

AIMS will select the Portfolio Funds based on, among other factors, an evaluation of the general partner of each Portfolio Fund (each, a “Portfolio Manager”), including each Portfolio Manager’s team, strategy, track record, and market reputation. AIMS expects to identify primarily established Portfolio Managers that are experienced private equity investors. In assessing each Portfolio Manager, AIMS typically evaluates the following factors:

•

Organization. AIMS considers the Portfolio Manager’s (i) prior investment experience; (ii) experience operating companies; (iii) relevant industry expertise; (iv) reputation; and (v) resources, including the talent of its personnel.

•

Investment Strategy. AIMS considers whether the Portfolio Manager can clearly articulate a strategy that is appropriate given the Portfolio Manager’s resources and the environment in which the Portfolio Manager operates.

•	Investment Process. AIMS considers whether the Portfolio Manager’s organization structure ensures appropriate discipline and rigor in the investment decision making process.
•	Risk Management. AIMS considers whether the level of risk that a Portfolio Manager subjects a Portfolio Fund are appropriate given potential returns.
•

Performance Analysis. AIMS conducts quantitative analysis on a Portfolio Manager’s track record and takes into account the Portfolio Fund’s cash flow; partner-level attribution, mark-to-market valuations; and related industry and sector trends analysis.

•	Legal and Governance. AIMS evaluates the Portfolio Fund’s fee structure; preferred returns and distribution schedules; and applicable clawback and liability provisions.

The Fund is subject to certain investment restrictions as further described in the section entitled “Investment Restrictions” below.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Securities Act of 1933, as amended (the “Securities Act”)) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered not to be fundamental and accordingly may be changed without investor approval. For purposes of the Securities Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the outstanding Units of the Fund present at a meeting, if the holders of more than 50% of the outstanding Units of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding Units of the Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the 1940 Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of assets of, or borrowings by, the Fund.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund and/or the Master Fund, as applicable, may not:

(1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding Portfolio Funds and investment companies and, for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);

(2)	Borrow money, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Fund’s Board (as defined below), after consideration of all of the relevant circumstances;

(3)

Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the 1940 Act; and (d) loans to affiliates of the Fund to the extent permitted by law;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Master Fund may be deemed to be an underwriting;

(5)

Purchase, hold or deal in real estate, although the Master Fund may purchase and sell securities or instruments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers (including interests in Portfolio Funds) which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;

(6)

Invest in physical commodities, except that the Master Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools (including Portfolio Funds) and other instruments, regardless of whether such instrument is considered to be a commodity;

(7)	Issue senior securities to the extent such issuance would violate applicable law; or

(8)

Invest in any Portfolio Fund that relies on Section 3(c)(1) of the 1940 Act to remain exempt from registration as an investment company, unless the Master Fund holds less than a 10% interest in such Portfolio Fund.

Notwithstanding restriction (1) above, greater than 25% of the Fund’s total assets may be indirectly exposed to a particular industry through its investment in one or more underlying Portfolio Funds or investment companies.

MANAGERS AND OFFICERS

The Fund’s Leadership Structure

The Fund is managed by a board of managers (the “Board,” and each person who serves on the Board, a “Manager”). James A. McNamara, Caroline Dorsa, Linda A. Lang, Michael Latham, and Lawrence W. Stranghoener are the initial Managers (the “Initial Managers”) comprising the Board, subject to the laws of the State of Delaware and the Fund’s Operating Agreement. The Managers are responsible for deciding matters of overall policy and reviewing the actions of the Fund’s service providers. The officers of the Fund conduct and supervise the Fund’s daily business operations. Managers who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Managers.” Managers who are deemed to be “interested persons” of the Fund are referred to as “Interested Managers.” The Fund’s Board is currently composed of four Independent Managers and one Interested Manager. An Independent Manager acts as chairman (the “Chairman”), whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee (as defined below) meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Managers and the Fund’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board will meet as often as necessary to discharge its responsibilities. The Board intends to conduct regular, in-person meetings at least four times a year, and intends to hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Managers will meet at least annually to review, among other things, investment management agreements, distribution and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.

Any vacancy on the Board may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by the Unitholders. The Fund’s officers are appointed by the applicable Managers and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Investment Adviser or its affiliates. The Managers and officers of the Fund also may be directors and officers of other investment companies managed or advised by the Investment Adviser. To the fullest extent allowed by applicable law, including the 1940 Act, the Operating Agreement of the Fund indemnifies the applicable Managers and officers for all costs, liabilities and expenses that they may experience as a result of their service as such. For more information regarding the Managers and officers, see “–Managers of the Fund” and “–Officers of the Fund” below.

The Fund has established four standing committees: Audit, Governance and Nominating, Compliance and Contract Review Committees. The Board may establish other committees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee will meet periodically to perform its delegated oversight functions and report its findings and recommendations to the Board. For more information regarding the committees, see “–Standing Committees” below.

The Managers have determined that the leadership structure of the Fund is appropriate because it allows the Managers to effectively perform their oversight responsibilities.

Managers of the Fund

Information pertaining to the Managers of the Fund as of March 28, 2018 is set forth below.

Independent Managers

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager[3]	Other Directorships Held by Manager[3]
Caroline Dorsa Age: 58	Manager	Term indefinite – since inception

Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010–Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015–Present); and Director, Illumina, Inc. (a life sciences company) (2017–Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009–2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008-2009 and 1987–2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007-2008); and Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Manager/Trustee—Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				26	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene-editing company); Illumina, Inc. (a life sciences company)

Linda A. Lang Age: 59	Manager	Term indefinite – since	Ms. Lang is retired. She is Chair of the Board of Directors, (2016 – Present)	26	WD-40 Company (a global

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager[3]	Other Directorships Held by Manager[3]
		inception

and Member of the Board of Directors, WD-40 Company (2004–Present); and was formerly Chairman and Chief Executive Officer (2005–2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003–2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (February 2016 – March 2016).

Trustee/Manager— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

					consumer products company)

Michael Latham Age: 52	Manager	Term indefinite – since inception	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007). Trustee/Manager—Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	26	None

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager[3]	Other Directorships Held by Manager[3]
Lawrence W. Stranghoener Age: 63	Chairman of the Board of Managers	Term indefinite – since inception

Mr. Stranghoener is retired. He is Director, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees/Managers— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				26	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Interested Manager

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager[3]	Other Directorships Held by Manager[3]
James A. McNamara Age: 55	President and Manager	Term indefinite – since inception	Advisory Director, Goldman Sachs (January 2018—Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and	148	None

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager[3]	Other Directorships Held by Manager[3]
Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).
President and Trustee/Manager— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

* Mr. McNamara is considered to be an “Interested Manager” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Manager may be contacted by writing to the Manager, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Manager holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Manager resigns or is removed by the Board or investors, in accordance with the Fund’s Operating Agreement; or (c) the termination of the Fund. The Board has adopted policies which provide that (a) no Manager shall hold office for more than 15 years and (b) a Manager shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Managers. These policies may be changed by the Managers without investor vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Manager. As of March 28, 2018, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; Goldman Sachs ETF Trust consisted of 21 portfolios (12 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; and Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The significance or relevance of a Manager’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Managers include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Managers and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its Unitholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Managers. Based on each Manager’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Managers, the Board has concluded that each Manager should serve as a Manager. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Manager as of March 28, 2018 that led the Board to conclude that such individual should serve as a Manager.

Caroline Dorsa. Ms. Dorsa has served as a Manager of the Fund since 2017. Ms. Dorsa is retired. Ms. Dorsa has been designated as the Board’s “audit committee financial expert” given her extensive accounting and finance experience. Ms. Dorsa is a member of the Board of Directors of Biogen Inc., a biotechnology company, where she chairs the Audit Committee and also serves on the Risk Committee. In addition, Ms. Dorsa also serves as a member of the Board of Directors of Intellia Therapeutics Inc., a gene-editing company, where she chairs the Audit Committee and serves on the Compensation Committee and Nominating and Corporate Governance Committee. Furthermore, Ms. Dorsa serves as a member of the Board of Directors of Illumina, Inc., a life sciences company, where she serves on the Audit Committee. Previously, she served as Executive Vice President and Chief Financial Officer of Public Service Enterprise Group, Inc. (“PSEG”), a generation and energy services company. As Executive Vice President and Chief Financial Officer, Ms. Dorsa was responsible for finance, accounting and internal audit, risk management and investor relations. Prior to becoming Chief Financial Officer, she was a member of PSEG’s Board of Directors and a member of its Audit, Corporate Governance and Finance committees for six years. Prior to joining PSEG, Ms. Dorsa held various management positions at Merck &Co, Inc., where she worked for over 20 years, most recently in the position of Senior Vice President of Global Human Health Strategy and Integration. As Vice President and Treasurer of Merck from 1994 through 2006, her responsibilities also included the global tax function, transfer pricing, global entity management and financial planning for both the research and manufacturing divisions. Based on the foregoing, Ms. Dorsa is experienced with financial and investment matters.

Linda A. Lang. Ms. Lang has served as a Manager of the Fund since 2017. Ms. Lang is retired. Ms. Lang is the Chair of the Board of Directors of WD-40 Company, a global consumer products company, where she serves on the Compensation and Finance Committees. Previously, Ms. Lang held several senior management positions at Jack in the Box, Inc., a restaurant company listed on The NASDAQ Stock Market, where she worked for 30 years, most recently as Chairman and Chief Executive Officer. Over that time, she was involved in the areas of strategic planning, capital structure and deployment, and enterprise risk management. Ms. Lang previously served on the Board of Directors of the San Diego Regional Economic Development Corporation and as a Trustee of the California State University System. In addition, she also serves as a member of the Board of Directors of San Diego State University’s College of Business Administration and is a member of the Corporate Directors Forum. Based on the foregoing, Ms. Lang is experienced with financial and investment matters.

Michael Latham. Mr. Latham has served as a Manager of the Fund since 2017. Mr. Latham is retired. Mr. Latham is a member of the Board of Directors of the San Francisco 49ers Foundation where he serves on the Audit Committee. Previously, he held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener. Mr. Stranghoener has served as a Manager of the Fund since 2017 and Chairman of the Board of Managers since 2017. Mr. Stranghoener is retired. Mr. Stranghoener is a member of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials. He is also a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provides aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he chairs the Audit Committee and also serves on the Compensation Committee. Previously, Mr. Stranghoener held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. In addition, he serves on the Board of Regents of St. Olaf College. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Manager and President of the Fund since 2017. He has also served as a Trustee and President of the Goldman Sachs Fund Complex since 2007 and has served as an officer of the Goldman Sachs Fund Complex since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Manager Ownership of Fund Units

The following table shows the dollar range of Units benefits owned by each Manager in the Fund and interests in the portfolios of the Master Fund and Goldman Sachs Private Markets Fund 2018 (B) LLC (“Fund B,” and together with the Fund and the Master Fund, the “GS Private Markets Funds”) as of December 31, 2017, unless otherwise noted.

Name of Manager	Dollar Range of Units in the Fund*	Dollar Range of Units in Fund B*	Dollar Range of Units in Master Fund*	Aggregate Dollar Range of Equity Securities in all Portfolios in the Fund Complex Overseen by Manager (including the GS Private Markets Funds)
Caroline Dorsa	None.	None.	None.	None.
Linda A. Lang	None.	None.	None.	Over $100,000
Michael Latham	None.	None.	None.	Over $100,000
Lawrence W. Stranghoener	None.	None.	None.	Over $100,000
James A. McNamara	None.	None.	None.	Over $100,000

*	As of the date of this SAI, no Manager owns any Units in the GS Private Markets Funds.

Board Compensation

Each Independent Manager is compensated with a unitary annual fee for his or her services as a Manager of the Fund and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Managers are also reimbursed for reasonable travel expenses incurred in connection with attending such meetings. The Fund may also pay the reasonable incidental costs of a Manager to attend training or other types of conferences relating to the investment company industry.

Name of Manager	Compensation from the Fund*	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Compensation from Fund B*	Pension or Retirement Benefits Accrued as Part of Fund B’s Expenses	Compensation from Master Fund*	Pension or Retirement Benefits Accrued as Part of Master Fund’s Expenses	Total Compensation from Fund Complex (including the GS Private Markets Funds)**
Caroline Dorsa	None.	None.	None.	None.	$22,000	None.	$165,000
Linda A. Lang	None.	None.	None.	None.	$20,000	None.	$150,000
Michael Latham	None.	None.	None.	None.	$20,000	None.	$150,000
Lawrence W. Stranghoener	None.	None.	None.	None.	$25,000	None.	$190,000
James A. McNamara	None.	None.	None.	None.	None.	None.	None.

*	The GS Private Markets Funds have not commenced operations as of the date of this SAI. The compensation disclosed in this table is the estimated compensation from the GS Private Market Funds for the fiscal year ending March 31, 2019, under current compensation arrangements. Each Independent Manager is compensated by the Master Fund. The Fund indirectly bears its pro rata portion of the compensation payments made by the Master Fund to the Independent Managers.

**	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Manager. As of March 28, 2018, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; Goldman Sachs ETF Trust consisted of 21 portfolios (12 of which offered shares to the public); Goldman Sachs Trust consisted of 90 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; and Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public).

Officers of the Fund

Information pertaining to the Officers of the Fund as of March 28, 2018 is set forth below.

Name	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 55	Manager and President	Indefinite – since inception

Advisory Director, Goldman Sachs (January 2018—Present); Managing Director, Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 46	Treasurer, Senior Vice President and Principal Financial Officer	Indefinite – since inception

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (February 2007 – December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005 – 2007); and Director (2005 – 2007), Vice President (2000 – 2005), and Assistant Vice President (1998 – 2000), Deutsche Asset Management or its predecessor (1998 – 2007).

Treasurer, Senior Vice President and Principal Financial Officer— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Julien Yoo 200 West Street New York, NY 10282 Age: 46	Chief Compliance Officer	Indefinite – since inception

Vice President, Goldman Sachs (December 2014 – Present); Contingent Worker, Goldman Sachs (September 2013 – May 2014); and Vice President, Morgan Stanley Investment Management (2005 – 2010).

Chief Compliance Officer— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 56	Assistant Treasurer	Indefinite – since inception

Managing Director, Goldman Sachs (January 2014 –Present); and Vice President, Goldman Sachs (May 1992 – December 2013).

Assistant Treasurer— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 60	Assistant Treasurer	Indefinite – since inception

Vice President, Goldman Sachs (July 2000 – Present); and Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008 – Present).

Assistant Treasurer—Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 54	Assistant Treasurer	Indefinite – since inception

Vice President, Goldman Sachs (November 1998 – Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995 – October 1998).

Assistant Treasurer— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age 49	Assistant Treasurer and Principal Accounting Officer	Indefinite – since inception

Managing Director, Goldman Sachs (November 2015 – Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Assistant Treasurer and Principal Accounting Officer— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Rachel Schnoll 200 West Street New York, NY 10282 Age: 48	Vice President	Indefinite – since inception

Managing Director, Goldman Sachs (2014 – Present); Vice President, Goldman Sachs (2003-2013); and Associate, Goldman Sachs (1999 – 2002).

Vice President— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 40	Secretary	Indefinite – since inception

Managing Director, Goldman Sachs (January 2016 –Present); Vice President, Goldman Sachs (August 2006 – December 2015); Associate General Counsel, Goldman Sachs (2012 – Present); Assistant General Counsel, Goldman Sachs (August 2006 – December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002 – 2006).

Secretary— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 43	Assistant Secretary	Indefinite – since inception

Vice President, Goldman Sachs (August 2011 – Present); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Assistant Secretary— Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; Goldman Sachs Private Markets Fund 2018 (B) LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs MLP and Energy Renaissance Fund.

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Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Board has established four standing committees in connection with their governance of the Fund — Audit, Governance and Nominating, Compliance and Contract Review.

Audit Committee

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Fund for the ensuing year, and reviews with the firm the scope and results of each audit.

All of the Independent Managers serve on the Audit Committee.

Governance and Nominating Committee

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Managers; and (iii) advise the Board on ways to improve its effectiveness. As noted above, each Manager holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by investors. Nominee recommendations should be submitted to the Fund at the mailing address stated in the Fund’s prospectus and should be directed to the attention of Goldman Sachs Private Markets Fund 2018, LLC Governance and Nominating Committee.

All of the Independent Managers serve on the Governance and Nominating Committee.

Compliance Committee

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s investment adviser, placement agents, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters.

All of the Independent Managers serve on the Compliance Committee.

Contract Review Committee

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund’s investment management, distribution, transfer agency, and certain other agreements with the Fund’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund’s distribution, service, investor administration and other plans, and any agreements related to the plans. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms.

All of the Independent Managers serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Fund, including oversight of risk management. Day-to-day risk management with respect to the Fund is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Fund include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Fund or GSAM, their respective affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Fund’s independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Fund’s compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Codes of Ethics

The Fund and its Investment Adviser and Placement Agent have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. These codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102.

MANAGEMENT SERVICES

As stated in the Fund’s prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Fund. GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Management of the Fund” in the Fund’s prospectus for a description of the Investment Adviser’s duties to the Fund.

Founded in 1869, Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s management agreement (the “Management Agreement”) is in effect.

The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under such Management Agreement are not impaired thereby. The Management Agreement was most recently approved by the Board, including a majority of the Managers of the Board who are not parties to such agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto (the “non-interested Managers”), on December 7, 2017. A discussion regarding the Board’s basis for approving the Management Agreement will be available in the Fund’s semi-annual report for the period ending September 30, 2018.

The Management Agreement will remain in effect for an initial two-year period and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting interests by value or a majority of the Managers, and (ii) the vote of a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Management Agreement is also terminable at any time without penalty by the Managers or by vote of a majority of the outstanding voting interests by value of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Fund.

The Investment Adviser has contractually agreed to waive any management fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser a management fee (the “Management Fee”), based on commitments to the Master Fund and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Master Fund. The Management Fee for any partial quarter will be appropriately prorated. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its net assets in the Master Fund, the Fund would pay the Investment Adviser a management based on Commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund.

The Management Fee is generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn Commitments in order to contribute such amounts to the Master Fund to pay the Management Fee, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

The Master Fund’s investments in Portfolio Funds will also be subject to management fees paid by the Portfolio Funds to their respective investment advisers, which will reduce returns to the Fund and the Master Fund.

Since the Fund is newly organized, it has not yet paid any management fees.

In addition to providing advisory services, under the Management Agreement, the Investment Adviser also, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Fund that the Board has approved: (i) supervise all non-advisory operations of the Fund; (ii) provide personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for (at the Fund’s expense): (a) the preparation of all required tax returns, (b) the preparation and submission of reports to Unitholders, (c) the periodic updating of the prospectus and this SAI and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintain the Fund’s records; and (v) provide office space and all necessary office equipment and services.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of December 31, 2017, unless otherwise indicated.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Portfolio Management Team
Konnin Tam	—	—	235	$55.0	13	$63.7	—	—	147	$34.6	—	—
Julia Feldman	—	—	221	$44.8	7	$5.2	—	—	142	$31.6	—	—

†	Footnotes:
1.	Asset information is in USD billions unless otherwise specified.
2.	“Other Pooled Investment Vehicles” includes private investment funds and SICAVs.
3.

“Other Accounts” includes a separately managed account platform, advisory mutual fund platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Fund’s and Master Fund’s investments and the investments of other accounts, see “Potential Conflicts of Interest – Allocation of Investment Opportunities and Expenses Among the Fund and Other Accounts.”

The Master Fund’s investment objective and investment strategies are similar to those of other accounts managed or sponsored by Goldman Sachs (“Accounts”), and an investment appropriate for the Master Fund may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among the Master Fund and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by the Master Fund and other Accounts are not permitted under applicable law.

The Master Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the Master Fund’s independent managers and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Master Fund’s outstanding voting securities will be the Master Fund’s affiliate for purposes of the 1940 Act, and the Master Fund is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same Portfolio Fund) with such affiliates, absent the prior approval of the Master Fund’s independent managers. The Investment Adviser and its affiliates, including persons that control, or are under common control with, the Master Fund or the Investment Adviser, are also considered the Master Fund’s affiliates under the 1940 Act, and the Master Fund is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, the Master Fund may invest alongside Goldman Sachs and its Accounts. In certain circumstances, negotiated co-investments by the Master Fund and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Master Fund to do so. The Master Fund may rely on an exemptive order from the SEC that permits the Master Fund to participate in negotiated co-investment transactions with certain affiliated funds, whose investment adviser is GSAM, in a manner consistent with its investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief. Pursuant to the exemptive relief, the Board may establish criteria, which may be amended, rescinded, suspended or qualified by the Board at any time, describing the characteristics of potential investments that would be within the Master Fund’s then-current investment objectives and strategies that GSAM should consider as appropriate for co-investment for the Master Fund and other funds managed by the Investment Adviser. As a result of such order, there could be significant overlap in the Master Fund’s investment portfolio and the investment portfolios of other funds managed by the Investment Adviser. Pursuant to the exemptive order, among other things the Master Fund’s independent managers must not have any direct or indirect financial interest in the co-investment transaction. Such limitation may restrict the availability of investment opportunities due to the financial interests of the Master Fund’s independent managers. For purposes of this limitation, the Master Fund does not view an independent manager’s investment in an unaffiliated investment vehicle that invests in a Portfolio Fund as an indirect financial interest in a co-investment transaction.

The Master Fund may also invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Master Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Master Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Master Fund’s behalf and on behalf of its other clients, negotiates no term other than price. The Master Fund may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed outside of the AIMS Group are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Master Fund does not and vice versa.

Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions for the Master Fund and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Master Fund) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“Performance-based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

Portfolio Managers – Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fee; and anticipated compensation levels among competitor firms.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Fund. Other factors may also be considered including: (1) general client/investor orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Units in the Fund

As of the date of this SAI, no portfolio manager owns any Units in the Fund.

Placement Agent

GS&Co. will serve as the placement agent of the Fund (the “Placement Agent”). In addition, the Fund may engage one or more affiliated or unaffiliated or successor or additional placement agents. The Placement Agent does not maintain a secondary market in the Units.

Transfer Agent

GS&Co. will serve as the transfer agent of the Fund.

Custodian and Administrator

State Street is the custodian of the Fund’s portfolio securities and cash. The custodian of the Fund may change from time to time. State Street also maintains the Fund’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Fund in foreign countries and to hold cash and currencies for the Fund.

State Street provides administrative services to the Fund pursuant to a fund administration agreement with the Fund (the “Fund Administration and Accounting Agreement”) pursuant to which State Street provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain net asset value (“NAV”) computation services; and (iv) such other services for the Fund as may be mutually agreed upon between the Fund and State Street. For its services under the Fund Administration and Accounting Agreement, State Street receives such fees based on total Commitments and such other fees as are agreed upon from time to time between the parties. In addition, State Street is reimbursed by the Fund for reasonable out-of-pocket expenses incurred in connection with the Fund Administration and Accounting Agreements.

Auditors

PricewaterhouseCoopers LLP has been appointed the Fund’s independent registered public accounting firm. The Fund’s independent registered public accounting firm may change from time to time.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Fund

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own account and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Fund), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Fund may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Fund in ways that may disadvantage or restrict the Fund and/or benefit Goldman Sachs or other Accounts. In managing conflicts of interest that may arise as a result of the foregoing, GSAM generally will be subject to fiduciary requirements.

The following are descriptions of certain conflicts of interest and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, or on behalf of the Fund. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests GSAM or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Because the Fund will invest all or substantially all of its net assets in the Master Fund in pursuit of its investment objectives, the conflicts of interest associated with an investment in the Fund are in effect the conflicts of interest associated with investing in the Master Fund. As noted above, the Master Fund and the Fund have the same investment objectives, policies and restrictions. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this “Potential Conflicts of Interest” section refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Investment Adviser refer to the Investment Adviser as the investment adviser of the Fund and the Master Fund, unless the context suggests otherwise.

The Sale of Units and the Allocation of Investment Opportunities

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Units

Goldman Sachs and its personnel have interests in promoting sales of Units in the Fund, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Units in the Fund over interests in other Accounts.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Fund. The simultaneous management of Accounts that pay greater fees or other compensation and the Fund creates a conflict of interest as the Investment Adviser may have an incentive to favor Accounts with the potential to receive greater fees. For example, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations and fiduciary duties as an investment adviser. See “Allocation of Investment Opportunities and

Expenses Among the Fund and Other Accounts” below. However, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, the investments and performance of other Accounts.

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may receive benefits and earn fees and compensation for services provided to Accounts (including the Fund) and in connection with the distribution of the Fund. Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Fund, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Fund in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund.

Goldman Sachs may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for such persons to highlight, feature or recommend the Fund.

Allocation of Investment Opportunities and Expenses Among the Fund and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Fund and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, real estate assets, primary investments and secondary interests in private investment funds, direct or indirect investments in and co-investments alongside private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues).

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts the Investment Adviser sponsors, manages or advises will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. These policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata.

Allocation-related decisions for the Fund and other Accounts may be made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Fund and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; the availability of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.

In addition, in some cases the Investment Adviser may make investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, the Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for the Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, the Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts. During such periods, the Investment Adviser will seek to exercise a disciplined process for determining allocations (including to Accounts in which Goldman Sachs and its personnel have an interest).

GSAM and the Fund may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether the Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Moreover, Goldman Sachs businesses outside of GSAM are under no obligation or other duty to provide investment opportunities to the Fund, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within GSAM may not be allocated to Accounts (including the Fund) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Fund or other Accounts managed by GSAM may be undertaken by Goldman Sachs (including GSAM), including for Goldman Sachs Accounts, or made available to other Accounts or third parties, and the Fund will not receive any compensation related to such opportunities. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Fund does not, or when the Fund receives an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Fund.

Multiple Accounts (including the Fund) may participate in a particular investment or incur other expenses applicable in connection with their operation or management, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, expenses relating to participation in bondholder groups, restructurings, and class action and other litigation, and insurance premiums). GSAM may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of GSAM, which may be made on a case-by-case basis, not responsible for their share of such expenses, and, in addition, GSAM has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which may result in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, the Fund may be responsible for bearing a different or greater amount of expenses, while other Accounts may not bear any, or do not bear their full share, of such expenses.

Accounts will incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.

The Investment Adviser has adopted a policy relating to the allocation of broken-deal expenses among Accounts (including the Fund) and other potential investors. Pursuant to the policy, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which may be pro rata or on a different basis.

Management of the Fund by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not manage the Fund with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the Investment Adviser.

Information barriers also exist between certain businesses within the Investment Adviser, and the conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser will also apply to the businesses within the Investment Adviser. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Fund any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has access to fundamental analysis and proprietary technical models or other information developed by Goldman Sachs and its personnel, or other parts of the Investment Adviser, the Investment Adviser will not be under any obligation or other duty to effect transactions on behalf of Accounts (including the Fund) in accordance with such analysis and models. In the event Goldman Sachs or the Investment Adviser elects not to share certain information with the Fund, the Fund may make investment decisions that differ from those they would have made if Goldman Sachs or the Investment Adviser had provided such information, which may be disadvantageous to the Fund.

Different areas of the Investment Adviser and Goldman Sachs may take views, and make decisions or recommendations, that are different than other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be different than or adverse to the Fund. Such teams might not share information with the Fund’s portfolio management team, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Goldman Sachs Securities Services (“GSS”), which provides prime brokerage, administrative and other services to clients which may involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. GSS and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs may act as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Fund).

Valuation of the Fund’s Investments

The Investment Adviser performs certain valuation services related to securities and assets held in the Fund. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than another division or unit within Goldman Sachs values the asset, including because such other division or unit has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts), different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within GSAM that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

Goldman Sachs engages in a variety of activities in the global financial markets. The extent of Goldman Sachs’ activities in the global financial markets, including without limitation in its capacity as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty, agent, principal and investor, as well as in other capacities, may have potential adverse effects on the Fund.

Goldman Sachs (including GSAM), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Fund. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Fund. In addition, Goldman Sachs (including GSAM), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or may compete for commercial arrangements or transactions in the same types of companies, assets, securities and other instruments, as the Fund. Decisions and actions of the Investment Adviser on behalf of the Fund may differ from those by Goldman Sachs (including GSAM) on behalf of other Accounts, including Accounts sponsored, managed or advised by GSAM. Advice given to, or investment or voting decisions made for, the Fund may compete with, affect, differ from, conflict with, or involve timing different from, advice given to, or investment or voting decisions made for, other Accounts, including Accounts sponsored, managed or advised by GSAM.

Transactions by, advice to and activities of Accounts may involve the same or related companies, securities or other assets or instruments as those in which the Fund invests, and such Accounts may engage in a strategy while the Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities) or the prices or terms at which the Fund’s transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with the Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, the Fund may buy a security and an Account may establish a short position in that same security or in similar securities. This short position may result in the impairment of the price of the security that the Fund holds or may be designed to profit from a decline in the price of the security. The Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. To the extent the Fund engages in transactions in the same or similar types of securities or other investments as other Accounts, the Fund and other

Accounts may compete for such transactions or investments, and transactions or investments by such other Accounts may negatively affect the transactions of the Fund (including the ability of the Fund to engage in such a transaction or investment or other activities), or the price or terms at which the Fund’s transactions or investments or other activities may be effected. Moreover, the Fund, on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Fund.

Goldman Sachs (including, as applicable, GSAM) and its personnel, when acting as an investment banker, research provider, investment adviser, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty or investor, or in other capacities, may advise on transactions, make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Fund. Unitholders may be offered access to advisory services through several different Goldman Sachs advisory businesses (including Goldman Sachs & Co. LLC and GSAM). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers may have differing or opposite investment views in respect of an issuer or a security, and the positions the Fund’s investment team or portfolio managers take in respect of the Fund may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Fund any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Fund, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs, on behalf of one or more Accounts, may implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Fund (whether or not the investment decisions emanate from the same research analysis or other information). The relative timing for the implementation of investment decisions or strategies for Accounts (including Accounts sponsored, managed or advised by GSAM), on the one hand, and the Fund, on the other hand, may disadvantage the Fund. Certain factors, for example, market impact, liquidity constraints or other circumstances, could result in the Fund receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Goldman Sachs may, in its discretion, recommend that the Fund have ongoing business dealings, arrangements or agreements with persons who are former employees of Goldman Sachs. The Fund may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. This recommendation may create a conflict of interest between Goldman Sachs (acting on behalf of the Fund) and the Fund if the Fund determines not to engage in or continue such dealings, arrangements or agreements.

The Investment Adviser has adopted a Code of Ethics (the “Code of Ethics”) under Rule 204A-1 of the Advisers Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Fund, and may also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Fund. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Potential Conflicts Relating to Follow-On Investments

From time to time, the Investment Adviser may provide opportunities to Accounts (including potentially the Fund) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Fund). Follow-on investment opportunities may be available to the Fund notwithstanding that the Fund has no existing investment in the issuer, resulting in the assets of the Fund potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Fund) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions may arise between Accounts (including the Fund) with existing investments in a company and Accounts making subsequent investments in the company, which may have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Fund).

Diverse Interests of Investors

The various types of investors in and beneficiaries of the Fund, including to the extent applicable the Investment Adviser and its affiliates, may have conflicting investment, tax and other interests with respect to their interest in the Fund. When considering a potential investment for the Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser may make decisions, including with respect to tax matters, from time to time that may be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs may face certain tax risks based on positions taken by the Fund, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Fund or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Fund expects to engage service providers (including attorneys and consultants) that may also provide services to Goldman Sachs and other Accounts. The Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may or may not influence the Investment Adviser’s selection of these service providers for the Fund. In such circumstances, there may be a conflict of interest between Goldman Sachs (acting on behalf of the Fund) and the Fund if the Fund determines not to engage or continue to engage these service providers. Notwithstanding the foregoing, the selection of service providers for the Fund will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Fund. The service providers selected by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, or other factors. As a result, the rates paid with respect to these service providers by the Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including GSAM, on the other hand. In addition, the rates paid by GSAM or the Fund, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including GSAM) may hold investments in companies that provide services to entities in which the Fund invests generally, and, subject to applicable law, GSAM may refer or introduce such companies’ services to entities that have issued securities held by the Fund.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Master Fund may invest in money market and other funds sponsored, managed or advised by Goldman Sachs.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Fund

Investments in Different Parts of an Issuer’s Capital Structure

Goldman Sachs (including GSAM) or Accounts, on the one hand, and the Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including GSAM) or Accounts may take actions that adversely affect the Fund. In addition, Goldman Sachs (including GSAM) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Fund invests. Goldman Sachs (including GSAM) may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund.

For example, in the event that Goldman Sachs (including GSAM) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of the Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including GSAM), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer, or terms in connection with the foregoing, that may have an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including GSAM) or another Account may receive a recovery of some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including GSAM) or an Account participates, Goldman Sachs (including GSAM) or the Account may seek to exercise its rights under the applicable loan agreement or other document, which may be detrimental to the Fund. Alternatively, in situations in which the Fund holds a more senior position in the capital structure of an issuer experiencing financial or other difficulties as compared to positions held by other Accounts (which may include those of Goldman Sachs, including GSAM), the Investment Adviser may determine not to pursue actions and remedies that may be available to the Fund or particular terms that might be unfavorable to the Accounts holding the less senior position. In addition, in the event that Goldman Sachs (including GSAM) or the Accounts hold voting securities of an issuer in which the Fund holds loans, bonds or other credit-related assets or securities, Goldman Sachs (including GSAM) or the Accounts may vote on certain matters in a manner that has an adverse effect on the positions held by the Fund. Conversely, the Fund may hold voting securities of an issuer in which Goldman Sachs (including GSAM) or Accounts hold credit-related assets or securities, and the Investment Adviser may determine on behalf of the Fund not to vote in a manner adverse to Goldman Sachs (including GSAM) or the Accounts.

These potential issues are examples of conflicts that Goldman Sachs (including GSAM) will face in situations in which the Fund, and Goldman Sachs (including GSAM) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including GSAM) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including GSAM) may determine to rely on information barriers between different Goldman Sachs (including GSAM) business units or portfolio management teams. The Board may provide advice or consent with respect to one or more transactions or actions. Goldman Sachs (including GSAM) may determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Fund.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Fund, the Fund could sustain losses during periods in which Goldman Sachs (including GSAM) and other Accounts (including Accounts sponsored, managed or advised by GSAM) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. The negative effects described above may be more pronounced in connection with transactions in, or the Fund’s use of, small capitalization, emerging market, distressed or less liquid strategies.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Fund, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates, and may (but is under no obligation or other duty to) cause the Fund to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Fund on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Fund. Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions as well as with respect to valuation, pricing and other terms. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. However, there can be no assurance that such transactions will be effected, or that such transactions will be effected in the manner that is most favorable to the Fund as a party to any such transaction. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Fund, due to the relative amount of market savings obtained by the Accounts. Principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law. By virtue of entering into the Subscription Agreement, an Investor consents to the Fund entering into principal transactions, cross transactions and agency cross transactions to the fullest extent permitted under applicable law.

Pursuant to the Subscription Agreement and to the extent permitted by applicable law, the Fund and/or the Investment Adviser is authorized without limitation (but is not in any way required), to consider and approve or disapprove matters which may require approval of the Fund or with respect to which the Investment Adviser determines to seek approval on behalf of the Fund and the Unitholders. Consent may also be granted by the Board or a Committee acting for the Fund, in which case other Unitholders will not have the opportunity to provide or withhold consent to the proposed transaction.

Goldman Sachs May Act in Multiple Commercial Capacities

Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Fund or issuers of interests held by the Fund. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Fund will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services may take commercial steps in its own interests, or may advise the parties to which it is providing services to take actions or engage in transactions, that negatively affect the Fund. For example, Goldman Sachs may advise a company to make changes to its capital structure the result of which would be a reduction in the value or priority of an investment held (directly or indirectly) by the Fund. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Fund. In addition, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund. Goldman Sachs may also provide various services to companies in which the Fund has an interest, or to the Fund, which may result in fees, compensation and remuneration, as well as other benefits, to Goldman Sachs. Such fees, compensation and remuneration may be substantial. Providing such services to the Fund and companies in which the Fund invests may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

Goldman Sachs’ activities on behalf of its clients may also restrict investment opportunities that may be available to the Fund. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that may be potential investment opportunities for the Fund. There may be circumstances in which the Fund is precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Fund. Goldman Sachs may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy

Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs may serve on creditor or equity committees. These actions, for which Goldman Sachs may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “Management of the Fund by the Investment Adviser —Considerations Relating to Information Held by Goldman Sachs” above and “Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Fund” below.

Subject to applicable law, the Investment Adviser may cause the Fund to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, the Fund may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or may make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by the Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

Subject to applicable law, Goldman Sachs (including GSAM) and Accounts (including Accounts formed to facilitate investment by Goldman Sachs personnel) may invest in or alongside the Fund. These investments may be on terms more favorable than those of other Unitholders, may constitute a substantial percentage of the Fund, and may result in the Fund being allocated a smaller share of the investment than would be the case absent the side-by-side investment. Unless provided otherwise by agreement to the contrary, Goldman Sachs or Accounts may redeem Units from the Fund at any time without notice to Unitholders or regard to the effect on the Fund’s portfolio, which may be adversely affected by any such redemption. Substantial requests for redemption by Goldman Sachs in a concentrated period of time could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the redemptions, adversely affecting the Fund and the Unitholders. For example, due to the requirements of the Volcker Rule, Goldman Sachs and certain Goldman Sachs personnel are expected to dispose of investments in certain pooled investment vehicles, including through redemptions, which may be substantial and have the adverse effects described above. See “Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Fund” below.

Goldman Sachs (including GSAM) may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to underlying securities or assets of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.

Goldman Sachs may make loans to, or enter into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that may (or may not) be secured by publicly or privately held securities or other assets, including a client’s Units in the Fund. Some of these borrowers may be public or private companies, or founders, officers or shareholders in companies in which the Fund (directly or indirectly) invests, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Fund. In connection with its rights as lender, Goldman Sachs may act to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. The borrower’s actions may in turn adversely affect the Fund (e.g., if the borrower liquidates a large position in an investment that is held (directly or indirectly) by the Fund, among other potential adverse consequences, the value of such investment may decline rapidly and the Fund may in turn decline in value or may be unable to liquidate its positions in such investment at an advantageous price or at all). In addition, Goldman Sachs may make loans to Unitholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a Unitholder’s Units, which would provide Goldman Sachs with the right to redeem such Units in the event that such Unitholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the Unitholders.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Fund may benefit the interests of Goldman Sachs and/or Accounts other than the Fund. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Fund

The Investment Adviser may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including as a result of applicable regulatory requirements, information held by GSAM or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it may give to such clients or commercial arrangements or transactions that may be undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Fund). The Investment Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Goldman Sachs’ activities outside the Fund and regulatory requirements, policies and reputational risk assessments.

In addition, the Investment Adviser may restrict, limit or reduce the amount of the Fund’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or have other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including GSAM, or on other Accounts, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that could have a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that would cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that may cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of GSAM or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce the Fund’s interest in, or restrict the Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. The Investment Adviser may determine not to engage in certain transactions or activities which may be beneficial to the Fund because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors. In circumstances in which the Fund and one or more registered investment funds make side-by-side investments, Goldman Sachs, acting on behalf of the Fund, may be limited in the terms of the transactions that it may negotiate under applicable law. This may have the effect of limiting the ability of the Fund to participate in certain transactions or result in terms to the Fund that are less favorable than would have otherwise been the case.

The Investment Adviser is not permitted to use material non-public information in effecting purchases and sales in public securities transactions for the Fund. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Fund, including as a result of information held by Goldman Sachs (including GSAM or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Fund. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company.

Furthermore, GSAM operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations that the Fund may be subject to). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. These economic and trade sanctions, and the application by GSAM of its compliance program in respect thereof, may restrict or limit the Fund’s investment activities.

The Investment Adviser may also limit transactions and activities on behalf of the Fund for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Fund, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction on behalf of or in respect of the Fund could affect Goldman Sachs, GSAM, an Account or their activities.

In order to engage in certain transactions on behalf of the Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, the Fund, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines, including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Fund rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing or other standpoint.

Pursuant to the BHCA, for so long as GSAM acts as investment adviser of the Fund or in certain other capacities, the periods during which certain investments may be held are limited. As a result, the Fund may be required to dispose of investments at an earlier date than would otherwise have been the case had the BHCA not been applicable. In addition, under the Volcker Rule, the size of Goldman Sachs’ and Goldman Sachs personnel’s ownership interest in certain types of funds is limited, and certain personnel will be prohibited from retaining interests in such funds. As a result, Goldman Sachs and Goldman Sachs personnel may be required to dispose of all or a portion of their investments in the Fund through redemptions, sales to third parties or affiliates, or otherwise, including at times that other investors in the Fund may not have the opportunity to dispose of their fund investments. Any such disposition of Fund interests by Goldman Sachs and personnel of Goldman Sachs could reduce the alignment of interest of Goldman Sachs with other investors in the Fund and otherwise adversely affect the Fund.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Fund’s activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Fund and not other Accounts, including Accounts sponsored, managed or advised by GSAM.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Fund, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. Subject to applicable law, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.

When the Investment Adviser uses client commissions to obtain brokerage and research services, the Investment Adviser receives a benefit because the Investment Adviser does not have to produce or pay for the brokerage and research services itself. As a result, the Investment Adviser will have an incentive to select or recommend a broker-dealer based on the Investment Adviser’s interest in receiving the brokerage and research services from that broker-dealer, rather than solely on its clients’ interest in receiving the best price. In addition, where the Investment Adviser uses client commissions to obtain proprietary research services from an affiliate, the Investment Adviser will have an incentive to allocate more “soft” or commission dollars to pay for those services. Subject to the Investment Adviser’s obligation to determine in good faith that the “commissions” (as broadly defined by the SEC to include a mark-up, mark-down, commission equivalent or other fee in certain circumstances) to be paid to broker-dealers, including affiliates of the Investment Adviser, are reasonable in relation to the value of the brokerage and research services they provide to the Investment Adviser, the Investment Adviser may cause the Fund to pay commissions higher than those charged by other broker-dealers as a result of the soft dollar benefits received by the Investment Adviser.

The Investment Adviser’s evaluation of the brokerage and research services provided by a broker-dealer may be a significant factor in selecting a broker-dealer to execute transactions. For this purpose, the Investment Adviser has established a voting process in which certain portfolio management teams participate pursuant to which the Investment Adviser’s personnel rate broker-dealers that supply them with brokerage and research services. Subject to the Investment Adviser’s duty to seek best execution and applicable laws and regulations, the Investment Adviser allocates trading among broker-dealers in accordance with the outcome of the voting process.

Subject to applicable law, brokerage and research services may be used to service the Fund and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Fund based on the relative amount of commissions paid by the Fund. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Conflicts may arise with respect to the Investment Adviser’s selection of broker-dealers to provide prime brokerage services to the Fund and the Accounts and its negotiation of the brokerage, margin and other fees payable to such parties. Prime brokerage firms may introduce prospective clients or afford the Investment Adviser the opportunity to make a presentation regarding its services to certain qualified investors at no additional cost or provide other services (e.g., clearance and settlement of securities transactions, placement agent and custody services, and extending margin credit) at favorable or below market rates. Such capital introduction opportunities and other services will create incentives for or provide benefits to the Investment Adviser (and not the Fund and the Accounts) from the selection of such prime brokerage firms. In addition, the Investment Adviser may be incentivized to select prime brokers that are clients of the Investment Adviser.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same investment for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally and may elect block trade treatment when available. In addition, under certain circumstances trades for the Fund may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or, if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Fund’s relative size. If the order at a particular broker-dealer or other counterparty is filled at several different prices, through multiple trades, generally all participating Accounts will receive the average price and pay the average commission, subject to odd lots, rounding, and market practice. There may be instances in which not all Accounts are charged the same commission or commission equivalent rates in a bunched or aggregated order.

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Accounts (including the Fund), elect block trade treatment or net buy and sell orders for the Fund, if portfolio management decisions relating to the orders are made by separate portfolio management teams, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Accounts that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular trades. Where transactions for the Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the trades been aggregated or netted. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including the Fund, due to the relative amount of market savings obtained by the Accounts.

DISTRIBUTIONS

Subject to the terms of any financing arrangements or other obligations or preferred Units, the Fund, in its sole discretion, generally will distribute available cash, net of reserves, that the Fund receives as distributions from, or proceeds from the disposition of interests in, the Master Fund’s Portfolio Funds, provided that to the extent the Fund receives cash that constitutes Recyclable Amounts (as defined below), the Fund may retain such cash for reinvestment or may distribute and recall such amount. In addition, a portion or all of any distribution of the Fund may consist of a return of capital. The amount and timing of distributions will be at the Fund’s sole discretion.

The timing of distributions from Portfolio Funds will be determined at the discretion of the Portfolio Managers of such Portfolio Funds and will vary due to the nature of the Portfolio Funds and, as a result, the Board will have no control over the timing and amount of distributions from such investments.

At the election of the Investment Adviser, the Master Fund may retain proceeds received by the Master Fund from the Portfolio Funds. After the Investment Period has terminated, proceeds retained by the Master Fund would primarily be used to pay the Master Fund’s expenses, reduce leverage, or pay other obligations; however, they may be used to make additional investments in existing Portfolio Funds.

Separate from and in addition to any amounts retained or recalled for reinvestment by the Master Fund, in the event that funds are distributed to the Master Fund by a Portfolio Fund or other investment, which are subject to reinvestment in such Portfolio Fund or other investment, the Master Fund may, in its discretion, hold such amounts or distribute such amounts. If such amounts are distributed to the Unitholders, each Unitholder’s Undrawn Commitment will be increased by the amount of funds so distributed.

“Underlying Commitments” shall mean the total capital commitments entered into by the Master Fund with respect to Portfolio Funds.

If the Master Fund retains and reinvests distributions from, or proceeds from the disposition of interests in, a portfolio investment, a Unitholder’s Undrawn Commitment will be reduced by the Unitholder’s allocable portion of the amount reinvested, except to the extent such reinvested amount constitutes Recyclable Amounts with respect to such Unitholder. For this purpose, “Recyclable Amounts” means (i) aggregate contributed capital used, retained or recontributed to pay Management Fees and any other Fund or Master Fund expenses including Distribution and Servicing Fees and repayment of debt plus (ii) the amount of distributions or proceeds attributable to a particular investment where such amounts are received within two years of the capital contribution relating to such investment, but not in excess of the contributed capital in respect of such investment. For these purposes, distributions or proceeds from Portfolio Assets include sales proceeds, proceeds attributable to hedging transactions, derivative instruments and leveraged recapitalizations, dividends, distributions, interest and principal payments, or other amounts realized from a Portfolio Fund. Any such recycling is subject to Regulation M of the Securities Exchange Act of 1934.

In addition to being able to retain and reinvest proceeds as described above, the Fund may at any time recall distributions made or deemed made to the Unitholders which, in the Fund’s sole discretion, (i) are Recyclable Amounts (to the extent not previously retained and reinvested), (ii) are subject to recall or reimbursement from or recontribution by the Master Fund to or in connection with any Portfolio Fund or other investment, (iii) are required to satisfy any indemnification, reimbursement, contribution or similar obligation of the Fund or the Master Fund (including any obligation resulting from applicable law) or any other expense or obligation of the Fund or the Master Fund, including repayment of indebtedness, (iv) are related to proceeds from hedging instruments, or (v) are returned to the Unitholders without having been invested in portfolio investments (the amounts described in clauses (i)-(v) above, the “Recallable Amounts”). A Unitholder’s Undrawn Commitment will not be impacted if the Fund retains and reinvests Recyclable Amounts, or distributes and subsequently recalls Recallable Amounts.

DISTRIBUTION AND SERVICING FEE

Under the terms of a placement agent agreement with the Placement Agent, the Fund will pay a distribution and servicing fee, a description of which is set forth in the Fund’s prospectus.

The Placement Agent will pay various sub-placement agents substantially all of the Distribution and Servicing Fee.

The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis for the five years following the Initial Issuance Date based on Commitments, and on the Fund’s net assets thereafter, and Unitholders will be subject to the Distribution and Servicing Fee as long as they hold their Units or have Undrawn Commitments. Each compensated sub-placement agent is paid by the Placement Agent either based on the aggregate NAV of outstanding Units or the value of Commitments by Unitholders that receive services from such sub-placement agent.

The Placement Agent, or its affiliate, may directly place Units in the Fund, and for such directly placed Units, will retain all or a portion of the Distribution and Servicing Fee.

The Distribution and Servicing Fee, to the extent calculated based on total Commitments of the Fund, will be payable to the Placement Agent notwithstanding the Fund’s exercise of any remedies in connection with a Defaulting Unitholder.

The Distribution and Servicing Fee is generally expected to be paid using available funds, in which case these payments will not reduce Unitholders’ Undrawn Commitments. However, the Fund may draw down Undrawn Commitments or borrow funds for the Distribution and Servicing Fee, in which case amounts contributed would reduce Unitholders’ Undrawn Commitments.

Notwithstanding the foregoing, the Distribution and Servicing Fee will not exceed, in the aggregate, the lesser of (i) 9.5% of the aggregate Commitments drawn down by the Fund, and (ii) the maximum amount permitted by applicable law, rule or regulation (including any aggregate limits established by self-regulatory organizations including the Financial Industry Regulatory Authority or any successor thereto).

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Adviser is responsible for decisions to buy and sell investments for the Fund and the Master Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of investments may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of the Fund or the Master Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund or the Master Fund may pay a broker which provides brokerage and research services to the Fund or the Master Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Board may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund and the Master Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund and the Master Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.

Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund and the Master Fund may be used in managing other investment accounts.

Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund and the Master Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Fund and the Master Fund. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations, even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business.

Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of the Fund or the Master Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund or the Master Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Managers. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in investor purchase and redemption activity, portfolio turnover rates and other factors.

Since the Fund and the Master Fund are newly-organized and have not yet commenced operations, they have not yet paid brokerage commissions.

Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for the Fund and/or the Master Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for the Fund or the Master Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Managers, including a majority of the Independent Managers, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

DETERMINATION OF NET ASSET VALUE

Each of the Fund and the Master Fund will compute its NAV as of the last business day of each quarter, each date a Unit is issued, and at such other times as deemed appropriate by the Board on the advice of the Investment Adviser. The Fund expects the Master Fund to estimate the fair value of its investments in Portfolio Funds using the NAV of the Portfolio Funds, which are expected to be calculated in a manner consistent with the principles of Financial Accounting Standards Board, Topic 946. To determine the NAV of the Fund, the Fund relies on information from the Master Fund, which, in turn, receives such information from the Portfolio Funds. The Fund and the Master Fund will consider whether an adjustment to the most recent NAV of the Master Fund’s investments in Portfolio Funds is necessary based on available information to estimate a NAV that is calculated in a manner consistent with Topic 946. In determining its NAV, the Master Fund will value its investments as of such quarter-end, each date a Unit is issued, and at such other times as deemed appropriate by the Board on the advice of the Investment Adviser. When calculating its NAV at a time other than a quarter end, the Master Fund will determine the value of its investments in Portfolio Funds by reference to the most recent valuations provided by the Portfolio Managers of the Portfolio Funds and will make adjustments, as necessary, based on additional information received from the Portfolio Managers of the Portfolio Funds, accrued expenses, and any other information that the Investment Adviser deems pertinent. The NAV of the Fund will equal the value of the total assets (including the value of indirect investments in Portfolio Funds through the Master Fund), less all of the liabilities, including accrued fees and expenses. The NAV of the Fund may be calculated on a unitized basis by dividing the NAV of the Fund by the number of outstanding Units. To the extent that the Fund invests in the Master Fund, the Fund’s NAV will be directly affected and related to the Master Fund’s NAV. To the extent that the Fund has assets and liabilities other than its investment in the Master Fund, such assets and liabilities will be valued as described herein.

The Board has approved procedures pursuant to which the Master Fund and the Fund will value their investments and ensure that valuations of Portfolio Fund interests meet the relevant criteria to rely on the practical expedient methodology. The Board has delegated to the Investment Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, the Fund’s assets will be valued at their fair market value as determined by the Investment Adviser in good faith, taking into consideration all available information and other factors that the Investment Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board. The Investment Adviser may rely upon any valuations provided to it by the Portfolio Managers, but is not obligated to do so. To the extent the Investment Adviser so relies, and the Portfolio Fund does not fully and completely accrue for any taxes expected to be borne by entities under its control, the Investment Adviser will not be able to reflect such taxes in the audited financial statements it provides to Unitholders. In addition, the Investment Adviser may or may not value the Portfolio Funds and the underlying investments therein consistently with how the same or similar investments are valued by Goldman Sachs. The value of an asset shall be the market value thereof if market quotations are readily available and are, in the judgment of the Investment Adviser, appropriate, taking into account the size, liquidity and nature of the asset and the rights and restrictions that pertain to the asset. With respect to assets that are not readily marketable or for which, in the judgment of the Investment Adviser, market quotations do not accurately reflect the value of the asset, the Investment Adviser may determine the value of such assets in its discretion or may hire a third party to appraise such assets. The Investment Adviser shall also have discretion to assess the Portfolio Funds and to assign values as it believes are reasonable, and to adjust valuations of the Portfolio Funds and the underlying investments therein based on hedging activities undertaken by the Fund and/or the Master Fund. The Investment Adviser shall also have the discretion to use other valuation methods that it determines, in its discretion, are fair and reasonable. Since there is no established market for Units or Portfolio Funds, the valuation of Units and Portfolio Funds is difficult and not without uncertainty and may not necessarily reflect the valuation of their respective underlying assets.

UNITS OF THE FUND

The Fund is a limited liability company organized under the laws of the State of Delaware on October 3, 2017 and is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund invests all or substantially all of its net assets in the Master Fund, a Delaware limited liability company that is also registered under the 1940 Act, as part of a “master/feeder” structure. The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund, as further described below. The Fund will offer and sell Units in minimum denominations of $20.00 (subject to the discretion of the Board to accept lesser amounts), and each prospective investor will be required to represent that it is (i) a person whose net worth, as determined under Rule 501(a)(5) of Regulation D under the Securities Act held either individually or jointly with a spouse, is over $1,000,000 (an “accredited investor”); and (ii) a “U.S. Person” as defined in Regulation S under the Securities Act and for U.S. federal income tax purposes.

The anticipated aggregate offering size for the Master Fund is approximately $350 million (or higher, in the discretion of the Board). The first date on which the Fund accepts commitments for common units of limited liability company interests (“Units”) in the Fund, other than from the initial unitholder (the “Initial Unitholder”), is referred to as the “Initial Closing Date” and the first date on which Units are issued other than to the Initial Unitholder is referred to as the “Initial Issuance Date.”

Another feeder fund that will invest in the Master Fund alongside the Fund has been established and other additional feeder funds may be established from time to time. Such additional feeder funds may be established for different investors with different terms and conditions. It is also expected that the Master Fund will accept direct investments. Managers, officers, partners, directors or employees (including retired employees and former partners) of Goldman Sachs, its affiliates, or the Fund, as well as certain individuals related to such investors may invest in the Master Fund, the Fund or another feeder fund. To the extent that these individuals invest directly in the Master Fund, they will bear expenses at a lower level than they would otherwise had they invested in the Fund or another feeder fund.

GSAM serves as the investment adviser to the Fund and the Master Fund. Prospective investors whose subscriptions to purchase Units are accepted by the Fund will become Unitholders by being admitted as members of the Fund.

Following the acceptance by the Fund of a subscription agreement executed by a prospective investor and the admission of such investor to the Fund, such investor shall become a Unitholder and shall be subject to the provisions of the subscription agreement and the Operating Agreement.

PROXY VOTING

The Fund and the Master Fund have each delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix A is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

GSAM conduct periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Portfolio Management Team based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund and the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund’s investor web portal, upon request by calling 312-655-4702 or by visiting the SEC’s website at www.sec.gov.

PAYMENTS TO INTERMEDIARIES

The Investment Adviser, Placement Agent (upon direction of the Fund) and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of interests of the Fund (each, an “Intermediary”). Certain payments (“Additional Payments”) are made out of the Investment Adviser’s, and/or its affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its investors, and do not change the price paid by investors for the purchase of the Fund’s interests or the amount the Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Placement Agent (upon direction of the Fund), and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the Intermediaries as described in the Fund’s prospectus and this SAI.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. The Investment Adviser, Placement Agent (upon direction of the Fund) and/or their affiliates may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to similar funds in general and/or for the provision of analytical or other data to GSAM or its affiliates relating to sales of Units. In addition, the Investment Adviser, Placement Agent (upon direction of the Fund) and/or their affiliates may make payments to Intermediaries that make Fund interests available to their clients or for otherwise promoting the Fund, including through provision of consultative services to GSAM or its affiliates relating to marketing of the Fund and/or sale of Units.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Fund through its distribution system.

The Investment Adviser and/or its affiliates may be motivated to make Additional Payments since they promote the sale of Fund interests to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more interests of the Fund or retain interests of the Fund in their clients’ accounts, the Investment Adviser benefits from the incremental management and other fees paid by the Fund with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser and/or its affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund over another. Similarly, if an Intermediary receives more distribution assistance for one class of interests versus another, that Intermediary may have an incentive to recommend that class of interests. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Units.

Your Intermediary may charge you additional fees or commissions other than those disclosed in the prospectus. Unitholders should contact their Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not described above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Placement Agent and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Units, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

CERTAIN TAX CONSIDERATIONS AND RISKS

GOLDMAN SACHS DOES NOT PROVIDE LEGAL, TAX OR ACCOUNTING ADVICE. EACH PROSPECTIVE INVESTOR SHOULD OBTAIN INDEPENDENT TAX ADVICE BASED ON ITS PARTICULAR SITUATION.

The following summary describes certain significant U.S. federal income tax consequences of, and certain other tax considerations relating to, the ownership and disposition of Units to a Unitholder that is a U.S. person (i.e., (i) an individual who for U.S. federal income tax purposes is a citizen or resident of the United States (generally meaning, an individual that has exceeded certain thresholds for being physically present in the United States or holds a U.S. green card), (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof (including the District of Columbia), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of the source of that income, or (iv) a trust, if, in general, a U.S. court is able to exercise primary supervision over such trust’s administration and one or more U.S. persons has the authority to control all of such trust’s substantial decisions). As an investment in the Fund is not generally available to investors that are not U.S. persons, and Unitholders who become non-U.S. persons (a “Non-U.S. Unitholder”) may be subject to certain termination provisions set forth in the Operating Agreement, this disclosure is generally limited to U.S. persons; however, if a Unitholder becomes a non-U.S. person and the Board does not exercise such termination rights or if a non-U.S. person indirectly invests in the Fund through a U.S. Unitholder, such non-U.S. person should expect to be subject to adverse tax consequences, including those briefly summarized in “—Special Considerations for Non-U.S. Unitholders.” Any Unitholder that ceases to be, or expects to cease to be, a U.S. person shall be required to notify the Board of such change in status.

This summary does not discuss all of the tax consequences and other considerations that may be relevant to a particular investor or to certain investors that are subject to special treatment under U.S. federal income tax laws, including but not limited to, insurance companies, banks, pension funds, charitable remainder trusts, and private foundations. Moreover, this summary assumes that each Unitholder holds its Units as a capital asset. This summary is necessarily general and does not constitute tax advice. Accordingly, each prospective investor should consult its own tax advisors with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences and/or filing obligations of an investment in the Fund.

This summary is based on the United States Internal Revenue Code of 1986, as amended (the “Code”), as in effect on the date of this SAI, the United States Treasury Regulations promulgated thereunder, rulings of the Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change. Subsequent developments and changes in the tax laws of the United States and any countries in which the Fund invests including changes in or differing interpretations of the foregoing authorities, which may be applied retroactively, could have a material effect on the tax consequences to the Unitholders, the Fund, and/or any intermediate vehicle through which the Fund invests. Neither the Fund nor the Board undertakes any obligation to supplement or update the discussion contained in this summary if any applicable laws change after the date hereof. The Fund has not sought a determination or ruling from the IRS or any other U.S. federal, state, local, or non-U.S. taxing authority with respect to any of the tax issues affecting the Fund or the Unitholders. There can be no assurances that the IRS or any other taxing authority will not take a different position concerning any of the tax consequences described in this summary.

General. The Fund and the Master Fund each has been or will be formed as a Delaware limited liability company (that, due to the imposition of certain transfer restrictions, is not expected to be a “publicly traded partnership” for U.S. federal income tax purposes). As a result, the Fund generally will not itself be subject to U.S. federal income tax, but each Unitholder generally will be required to take into account its allocable share of the Fund’s items of income, gain, loss, deduction, and/or credit for the taxable year of the Fund ending within or with the taxable year of the Unitholder, without regard to whether such Unitholder has received or will receive corresponding distributions from the Fund. Due to potential timing differences between income recognition for tax purposes and actual cash distributions, including as a result of some or all of the Portfolio Funds and their Portfolio Assets being treated as partnerships or other flow-through entities, it is possible that a Unitholder may incur income tax liabilities in excess of actual cash distributions. Accordingly, a Unitholder should expect to be subject to taxation by virtue of its investment in the Fund, including at ordinary income tax rates, without receiving cash distributions sufficient to pay the related taxes.

References herein to positions held or transactions effected by the Fund include the Fund’s allocable interest in positions held and transactions effected by the Portfolio Funds and any other entities through which the Fund directly or indirectly invests that are treated as partnerships or are disregarded for U.S. federal income tax purposes.

It is expected that certain types of investment opportunities will be in Portfolio Assets organized as corporations, but that other investment opportunities will be in Portfolio Assets organized as partnerships, joint ventures, or other so-called “pass-through” entities. The tax consequences to a Unitholder generally will vary depending on the type of Portfolio Asset, the classification of the Portfolio Asset for tax purposes, and the type of investment the Fund makes in such Portfolio Asset.

Medicare Surtax. Certain non-corporate Unitholders will be subject to a 3.8% tax, in addition to regular tax on income and gains, on some or all of their “net investment income,” which generally will include a non-corporate Unitholder’s share of the Fund’s interest income, dividends, rent, royalties, and gain from the sale of property producing such income. Non-corporate Unitholders should consult their tax advisors regarding the applicability of this tax in respect of an investment in the Fund.

Possible U.S. State and Local Taxes and Filing Requirements. In addition to U.S. federal income tax obligations, Unitholders should expect to be required to file tax returns and/or pay taxes in the U.S. state and local jurisdictions in which the Fund directly or indirectly invests or otherwise operates. Additionally, the Fund, the Master Fund and/or any investment vehicles through which the Fund invests may be directly or indirectly subject to state and local taxes and filing obligations in jurisdictions in which the Fund directly or indirectly invests or otherwise operates (including through pass-through entities and in other circumstances). In any event, the Unitholders should expect the Fund and/or the entities through which it invests to be subject to taxes in any such jurisdiction. The taxes described in this paragraph could be material and the impact of any taxes that may be imposed on the Fund or its investment vehicles may not be reflected in the valuation of a Unitholder’s Units in the Fund.

Although not subject to U.S. federal income tax, the Fund may, by reason of directly or indirectly engaging in a trade or business, become subject to state or local income or similar taxes imposed on the Fund or the Portfolio Funds themselves (e.g., the New York City Unincorporated Business Tax).

Tax Considerations Associated with Non-U.S. Investments. Due to the Fund’s structure, Unitholders are not expected to be required to file tax returns in the non-U.S. jurisdictions in which the Fund directly or indirectly invests or is otherwise considered to be doing business (including through pass-through entities and in other circumstances), although no assurances can be provided in this regard. The Unitholders should expect that the Fund, the Master Fund and/or the entities through which the Fund invests will be subject to taxes and tax filing obligations in any such non-U.S. jurisdiction. For example, certain jurisdictions in which the Fund directly or indirectly invests may impose taxes on capital gains realized by the Fund with respect to investments in entities operating or formed in such jurisdictions, and may impose withholding taxes on interest or dividends paid or deemed paid by such entities. In certain limited circumstances, U.S. withholding taxes may be incurred by non-U.S. entities in which the Fund has invested, which would reduce returns with respect to a Unitholder. The taxes described in this paragraph could be material, and the impact of any taxes that may be imposed on the Fund or its investment vehicles may not be reflected in the valuation of a Unitholder’s Units. As discussed below in “—Treaty Benefits, Tax Credits, Refunds, and Deductions,” in certain circumstances, Unitholders may be entitled to treaty benefits, credits, refunds, and/or deductions for taxes paid with respect to non-U.S. investments. Investments made outside the United States may also involve additional U.S. federal income tax issues, including issues with respect to “controlled foreign corporations” and “passive foreign investment companies” which may result in adverse tax consequences for a Unitholder, including adverse “timing” and “character” and an interest charge. The recently passed tax reform legislation expanded the applicability of the rules relating to “controlled foreign corporations” described in the previous sentence, and the breadth and impact of such changes remains uncertain, however, the potential consequences may be material. Moreover, if the Fund invests in entities treated as “passive foreign investment companies,” Unitholders may be subject to additional tax filing obligations, including a requirement to file IRS Form 8621. In addition, if a Portfolio Fund or a Portfolio Asset hedges the foreign currency risk associated with its investments or hedges the investments themselves, a Unitholder may be subject to special tax treatment, including special rules with respect to the timing and character of income from such transactions.

Withholding Taxes and Distributions. In certain cases, the Fund or the Portfolio Funds may be required to withhold a portion of any distributions with respect to taxes attributable to a Unitholder and/or certain entities affiliated with the Fund (including certain non-pass through “blocker” entities). The Fund, in its sole discretion, may withhold from any distribution to any Unitholder and pay any taxes attributable to such Unitholder.

Generally, all distributions to a Unitholder will be made net of any taxes payable (or withholding taxes borne) by the Fund, or by any entity through which the Fund invests, that are attributable to such Unitholder, as determined by the Fund in its sole discretion, and such Unitholder will be required to indemnify the Fund (and any Indemnified Person) from and against any liability (including any liability for taxes, penalties, additions to tax, interest or failure to withhold taxes) with respect to income attributable to or distributions or other payments to such Unitholder, including such Unitholder’s share, as determined by the Board in its discretion, of any liability incurred by subsidiary vehicles. For purposes of the Fund’s allocation and distribution provisions, the amount of any taxes payable (or withholding taxes borne) by the Fund, or by a lower-tier pass-through entity through which the Fund invests, generally will be allocated, and deemed distributed, to the relevant Unitholder and deemed paid by that Unitholder to the relevant taxing jurisdiction. In addition to such taxes, Unitholders may be deemed to receive distributions equal to taxes paid by, and withholding taxes imposed on, non-pass-through entities (e.g., from the use of “blocker” entities).

Taxes (including non-U.S. taxes) imposed on income attributable to some but not all of the Unitholders or to the Unitholders at different rates generally will be allocated to, and reduce distributions to, the Unitholders to which the taxes relate in accordance with any differing rates, as determined by the Board in its sole discretion.

The Fund may at its option require the relevant Unitholders to contribute capital to the Fund for the amount of any taxes described above, together with interest thereon. Any such contribution shall not be treated as a Capital Contribution by such Unitholder and the amount of taxes with respect to such contribution shall not be treated as deemed distributed to such Unitholder.

Due to the complexity of the application of withholding tax rules to tiered partnerships, Unitholders may be subject to under-withholding or over-withholding.

Treaty Benefits, Tax Credits, Refunds, and Deductions. In some circumstances, some or all of the Unitholders may be eligible to claim certain benefits under an applicable income tax treaty, if any, between the United States and the relevant country of investment. To claim treaty benefits, it may be necessary for a Unitholder to provide certain documentation to the Fund or the non-U.S. taxing authority of the relevant country of investment (as applicable). In addition, in some circumstances, a Unitholder may be eligible to claim a refund of amounts withheld from a U.S. source payment with respect to which such Unitholder is the beneficial owner. It is also possible that, in some circumstances, a Unitholder that directly or indirectly pays non-U.S. and/or certain U.S. state and local taxes, including withholding taxes, may be eligible to claim deductions from, or credits against, its U.S. income taxes, but this will depend on the nature of the taxes paid and the Unitholder’s individual circumstances. Additionally, under the recently passed tax reform legislation, a non-corporate Unitholder’s deduction for U.S. state and local income, or property, taxes will be limited to $10,000 for taxable years beginning before January 1, 2026 regardless of the amount of U.S. state and local taxes actually paid. Claiming treaty benefits, claiming refunds of amounts withheld, and/or utilizing tax credits or deductions for taxes paid are both complicated and administratively difficult. Furthermore, certain treaty benefits, credits, or deductions may be limited due to the structure of an investment including as a result of the fact that the Fund is organized as a limited liability company. Accordingly, Unitholders may not receive any or all of the treaty benefits, refunds, and/or credits or deductions for taxes paid to which they would otherwise have been entitled. In addition, the Fund does not expect to have the ability to control whether any of the Portfolio Assets makes a check-the-box election and, thus, any tax credits for non-U.S. taxes paid by any such Portfolio Asset may not flow through to the Unitholders.

Each Unitholder will be responsible for the preparation and filing of such Unitholder’s own income tax returns, as well as for claiming any treaty benefits, refunds, credits, and/or deductions that may be available to such Unitholder, and other than providing tax and financial information for use in preparing returns as described above, the Fund generally does not expect to assist any Unitholders in making any such claim.

Limited Ability to Control Tax Consequences to Unitholders. The tax consequences to the Unitholders will depend to a significant degree on the types of investments made by the Fund and the manner in which such investments are structured, as well as the investments and activities of the Portfolio Funds. Because it is expected that such activities and investments will not be controlled by the Fund, the ability of the Fund to influence the activities of such entities or the structuring of investments made by such entities may be limited or nonexistent.

For these and other reasons, the Fund may be limited in its ability to avoid adverse U.S. federal, state, local, and/or non-U.S. tax consequences with respect to the Unitholders. Each prospective investor is urged to consult its tax own advisors with respect to the specific U.S. federal, state, local, and non-U.S. tax and/or filing consequences of a direct investment in the Fund.

Possible Limitations on Use of Losses and Deductions. For U.S. federal income tax purposes, a Unitholder generally will not be allowed to currently deduct its share of any syndication expenses attributable to the acquisition of Units (whether paid by such Unitholder or the Fund), although any such amounts generally should be included in the Unitholder’s adjusted tax basis for its Units. A Unitholder’s ability to use its share of Fund losses to offset income or gain and to deduct its share of Fund expenses is limited to the amount of such Unitholder’s adjusted basis in its Unit. In addition, certain Unitholders are subject to other limitations including: (i) the limitation on the use of the Unitholder’s share of Fund loss allocable to a particular “activity” to offset income or gain to the amount that the Unitholder is considered to have “at risk” with respect to that “activity;” (ii) the limitation on the allowance of the Unitholder’s share of Fund losses from “passive activities” to offset income or gain to the extent of the Unitholder’s income from passive activities; (iii) for taxable years prior to 2018 and after 2025, the limitation on the Unitholder’s ability to deduct its allocable share of Management Fees and certain other Fund expenses because miscellaneous itemized expenses are deductible only to the extent they exceed 2% of the Unitholder’s adjusted gross income (these deductions may be further limited by the “phase out” rules) and not deductible at all for purposes of the alternative minimum tax; (iv) for taxable years beginning after 2017 and before 2026, the inability of the Unitholder to deduct its allocable share of Management Fees and certain other Fund expenses because of the disallowance of deductions for miscellaneous itemized expenses in such taxable years; (v) the limitation on a corporation’s ability to deduct capital losses only to the extent of capital gains, and on an individual’s ability to deduct capital losses only to the extent of capital gains plus $3,000; (vi) the limitation on the ability of certain Unitholders to deduct excess business losses (very generally, the excess of aggregate deductions attributable to a trade or business over the sum of the aggregate gross income from such trade or business plus a threshold amount); (vii) the limitation on the Unitholder’s ability to deduct its allocable share of the business interest of the Fund or a Portfolio Fund; and (viii) the limitation on the deduction of the Unitholder’s “investment interest” (including the Unitholder’s allocable share of interest on the Fund’s and/or a Portfolio Fund’s indebtedness) to the extent of the Unitholder’s “net investment income.” For purposes of the foregoing, “net investment income” includes net income from the Fund and other income from property held for investment, but does not include long-term capital gain or qualified dividend income unless the Unitholder makes a special election to treat such gain as ordinary income rather than long-term capital gain. Certain of the foregoing limitations may not apply if the Fund is treated as being engaged in a trade or business. In addition, some or all of the foregoing limitations may become more restrictive in the future and / or additional limitations may apply as a result of changes in applicable law.

The Portfolio Funds may also form one or more alternative investment vehicles, in which case, as appropriate, the Fund may directly or indirectly invest in any such alternative investment vehicles.

Sale or Disposition of Units. A Unitholder that sells or otherwise disposes of Units in the Fund in a taxable transaction generally will recognize gain or loss equal to the difference, if any, between the adjusted basis of the Units and the amount realized from the sale or disposition. The amount realized will generally include the Unitholder’s share of the Fund’s liabilities outstanding at the time of the sale or disposition. If the Unitholder holds Units as a capital asset, such gain or loss will generally be treated as capital gain or loss to the extent a sale of assets by the Fund would qualify for such treatment. Gain from the sale or other disposition of Units will be treated as ordinary income to the extent of the Unitholder’s distributive share of any “unrealized receivables” and “inventory items.” Gain or loss from the disposition of Units will generally be long-term capital gain or loss if the Unitholder had held Units for more than one year on the date of such sale or disposition, provided, that a capital contribution by the Unitholder within the one-year period ending on such date may cause part of such gain or loss to be short-term.

Special Considerations for Tax-Exempt Investors. A substantial portion of a tax-exempt Unitholder’s share of any income from the Fund (and possibly the gain on the sale of all or a portion of its Unit) should be expected to constitute UBTI. UBTI is generally subject to taxation at the same rates that are applicable to taxable investors. There are no restrictions on the Fund’s ability to recognize income that could be characterized as UBTI and each tax-exempt Unitholder should be prepared to recognize material amounts of UBTI.

In that regard, the Fund may recognize income that is characterized as UBTI from a Portfolio Fund that is treated as a partnership for U.S. federal income tax purposes. In addition, the Fund may meet capital calls of the Portfolio Funds or obtain bridge funding for other portfolio investments by borrowing amounts from third parties in advance of the receipt of capital from the Unitholders. Additionally, the Portfolio Funds may use leverage. Such practices may, under current law, result in certain income of the Fund being treated as unrelated debt-financed income, taxable as UBTI, even if income from the underlying investment would not otherwise produce UBTI.

Each tax-exempt Unitholder should expect to be subject to U.S. federal income taxes (at rates applicable to taxable investors) and tax filing obligations on any such UBTI and may also be subject to U.S. state and/or local taxes and tax filing obligations in the U.S. state and local jurisdictions in which the income giving rise to such UBTI is generated. In addition, under the recently passed tax reform legislation, each tax-exempt Unitholder is required to calculate UBTI income and losses separately with respect to each unrelated trade or business from which it derives UBTI, including with respect to net operating losses generated in taxable years starting after January 1, 2018.

Tax-exempt Unitholders should note that the non-U.S. tax and filing requirements described above under “—Tax Considerations Associated with Non-U.S. Investments,” generally will also apply to a tax-exempt Unitholder to the same extent that they would apply to a taxable Unitholder, although in certain situations special treaty provisions may apply.

The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax-exempt Unitholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to a 1.4% excise tax on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends, and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Special Considerations for Unitholders Treated as Partnerships. In the case of Unitholders that are treated as partnerships for U.S. federal income tax purposes, the tax consequences described above (including the potential for “phantom income,” UBTI, and the application of the “controlled foreign corporation” and “passive foreign investment company” rules), as well as the other tax considerations described herein, will also generally apply to U.S. investors who indirectly invest in the Fund through such Unitholders. Any Unitholder that is treated as a partnership for U.S. federal income tax purposes should consult its own tax advisors regarding the tax consequences of an investment in the Fund to it and its owners and, in particular, to any non-U.S. owners.

Defaults. In the event of a Unitholder’s default, the exercise of the remedies described in the prospectus in the section entitled “Principal Risks of the Fund— Risks Arising from the Fund’s Terms and the Terms of the Fund’s Investments— Forfeiture Due to Failure to Meet a Fund Capital Call” may have tax consequences for the Unitholder in default, as well as for the Fund and the other Unitholders.

Tax Elections and other Tax Matters. Under the Operating Agreement, the Investment Adviser (or such other person as the Investment Adviser shall determine) will be designated the “partnership representative” of the Fund (the “Tax Matters Representative”). The Board has agreed to delegate to the Tax Matters Representative to the maximum extent permitted by law, any duties it has with regards to taxes and as a result the Tax Matters Representative will have sole discretion with respect to all tax matters concerning the Fund, including making all tax elections required or permitted to be made by the Fund under applicable law, and taking any positions and entering into any agreements with respect to taxes. Each Unitholder will, upon request by the Tax Matters Representative, be required to provide to the Fund any information or documentation, execute any forms or documents (including a power of attorney or settlement or closing agreement) and take any further action requested by the Tax Matters Representative in connection with any tax matter (including in connection with a tax audit or proceeding) affecting the Fund.

If an election has been made pursuant to Section 754 of the Code (a “Section 754 Election”), the Code requires adjustments to the basis of partnership property upon certain distributions and upon the transfer of a partnership interest (including by reason of death). The Tax Matters Representative, in its sole discretion, may, but presently does not intend to, cause the Fund to make such an election. Any such election, once made cannot be revoked without the consent of the IRS. Generally, if the Fund has a substantial built-in loss on its assets, these basis adjustments are mandatory even if a Section 754 Election is not made and, in such circumstances, a transferee of Units may be subject to certain information delivery requirements. The Fund may incur additional expenses as a result of making any basis adjustments. The Fund may be eligible to elect to be excluded from such mandatory basis adjustments and, if the Tax Matters Representative so elects (in its sole discretion), the transferor of Units may be subject to certain information delivery requirements and the transferee may be subject to certain loss disallowance rules.

Moreover, the Fund generally will be unable to control whether a Portfolio Fund (treated as a partnership for U.S. federal income tax purposes) will make (or has made) a Section 754 Election to adjust the basis in the Portfolio Fund’s assets with respect to the Fund. A Section 754 Election would generally be beneficial for the Unitholders if the Fund purchases an interest in a Portfolio Fund at a premium to the Fund’s share of the Portfolio Fund’s aggregate basis of its assets; however, it is likely that some, and possibly many, Portfolio Funds have not made and would not agree to make a Section 754 Election under these circumstances. In this case, if an upward basis adjustment is not made with respect to the Fund, the Unitholders are likely to receive allocations of taxable income or gain from such Portfolio Fund that exceed the Fund’s share of the actual economic income or gain, and the corresponding loss generally would not be recognized until the liquidation or other disposition of the Fund’s interest in the Portfolio Fund. If an interest in a Portfolio Fund is acquired at a discount to the Fund’s share of the Portfolio Fund’s aggregate asset basis, downward basis adjustments are generally mandatory (regardless of whether a Section 754 Election has been made).

An individual capital account (a “Capital Account”) will be maintained by the Fund for each Unitholder, to which will be credited, or from which will be debited, such Unitholder’s capital contributions and share of the income, losses and distributions of the Fund.

Information Reporting; Tax Returns and Audits. The Fund will file an annual information return on IRS Form 1065 and will provide information on Schedule K-1 to each Unitholder following the close of the Fund’s taxable year. In the likely event that the Fund does not receive all of the underlying tax information necessary to prepare Forms 1065 and K-1 on a timely basis, the Fund will be unable to provide timely final tax information to the Unitholders.

Each Unitholder will be responsible for the preparation and filing of such Unitholder’s own income tax returns. Additionally, each Unitholder should anticipate and expect to file for extensions for the completion of its U.S. federal, state, local, non-U.S. and/or other income tax returns. The Fund will attempt to provide timely tax estimates of each Unitholder’s tax obligations, although these tax estimates may materially change.

Unitholders may be required to file information returns with the IRS with respect to any Portfolio Fund that is, or that invests in, a non-U.S. partnership or non-U.S. corporation. In general, such reporting requirements will be limited to investments in passive foreign investment companies or investments in other non-U.S. entities in which the Unitholder’s proportionate share of the investment exceeds certain size thresholds. Each prospective investor is urged to consult its own tax advisors with respect to these reporting requirements.

Except when the specific consent of the Tax Matters Representative is granted, each Unitholder must treat Fund items on that Unitholder’s tax returns, and must file such returns, in a manner that is consistent with the elections made by the Fund and the positions taken on the Fund’s tax returns. Failure to satisfy this requirement may cause the Unitholder to be subject to interest and penalties. An investment in the Fund carries with it the risk of a tax audit or other contest with regard to the items of income, gain, loss, and deduction, and the allocation thereof, and other tax items or positions of the Fund, the Portfolio Funds or one or more of their respective wholly or partly owned subsidiaries.

Any tax audit or contest regarding the treatment of Fund items generally will be conducted at the Fund level (or, in the case of the Portfolio Funds or any wholly or partly owned subsidiary, at the level of such Portfolio Fund or subsidiary) in a single proceeding, rather than in separate proceedings with each Unitholder. The tax treatment of income and deductions of the Fund generally will be determined at the Fund level in a single proceeding, which the Fund’s Tax Matters Representative will control, rather than by individual audits of the Unitholders. However, it is possible that Unitholders will directly be subject to audit of Fund items, or that a Fund level audit will result in an audit of the Unitholders’ own returns, which may give rise to additional taxation on a current or retroactive basis. The legal and accounting costs incurred in connection with any audit of the Fund’s tax returns will generally be borne by the Fund, but Unitholders may also bear expenses in the context of an audit of, or adjustment to, their own tax returns, and a Unitholder may pursue administrative and judicial proceedings with respect to Fund tax matters only with the consent of the Tax Matters Representative, which consent may be withheld in the Tax Matters Representative’s sole discretion. All Unitholders generally will be bound by the outcome of final Fund administrative adjustments by the IRS or other taxing authorities resulting from an audit, as well as by the outcome of judicial review of the adjustments. In the event of an unfavorable determination on a tax audit, Unitholders may be subject to additional taxation on a retroactive basis and may be allocated different amounts of taxable income, gain, loss, deductions, or credits than initially reported to such Unitholders.

With respect to U.S. federal income tax audits, under recently adopted rules effective for taxable years beginning on or after January 1, 2018, any audit adjustment that results in additional tax (including interest and penalties thereon) will be assessed and collected at the Fund level in the current taxable year unless the Fund makes an election under Section 6226 of the Code as amended by Section 1101 of the Bipartisan Budget Act of 2015 and provides adjusted tax information to those Unitholders that were Unitholders in the taxable year subject to audit. Therefore, unless the Fund elects otherwise, the Fund generally will be responsible for (and a Unitholder generally will indirectly bear) the costs related to an audit adjustment that is attributable to a prior taxable year, including cases in which a Unitholder may not have owned an interest in the Fund, or in which the Unitholder’s ownership percentage has since changed. The Fund will determine whether to make such an election in its sole discretion based on all the relevant considerations, including the costs of compliance, as well as potential differences in applicable tax rates and interest charges. The manner in which these new rules will be implemented has not yet been fully determined and Unitholders should consult their own tax advisors regarding the potential implications of this new audit regime.

Tax Return Disclosure and Investor List Requirements. U.S. Treasury Regulations directed at tax shelter activity require persons required to file U.S. federal income tax or information returns to disclose certain information on IRS Form 8886 if they participate in a “reportable transaction.” A transaction will be a reportable transaction if it is described in any of several categories of transactions, including transactions that result in the incurrence of a loss or losses (including foreign currency losses) exceeding certain thresholds or that, in certain circumstances, are offered under conditions of confidentiality. The IRS has issued Revenue Procedures that may exempt many of the Fund’s transactions from certain categories of reportable transactions. Nevertheless, there can be no assurance that the Fund will not directly or indirectly participate in reportable transactions and given the Fund’s inability to control the activities of the Portfolio Funds, Unitholders may be required to file IRS Form 8886. Each Unitholder required to file U.S. federal income tax or information returns may also have disclosure obligations with respect to its investment in the Fund. In addition, a Unitholder required to file a U.S. federal income tax or information return may have disclosure obligations with respect to its Units if the Unitholder directly or indirectly participates in a reportable transaction with respect to its Unit. Each Unitholder should consult its own tax advisors concerning these possible disclosure obligations. Moreover, Unitholders should be aware that if the Fund engages in any reportable transactions, the Fund itself will be obligated to disclose these transactions to the IRS, and the Fund’s advisors might also be required to disclose these transactions to the IRS and to provide a list of investors to the IRS if the IRS so requests. Significant penalties are imposed for failure to comply with these disclosure requirements.

Change in Tax Laws. Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and/or regulations may be changed with retroactive effect. Moreover, the interpretation and/or application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund, the Master Fund, and/or a Portfolio Fund, and/or Portfolio Assets to accrue potential tax liabilities even in situations in which the Fund and/or its Unitholders do not expect to be ultimately subject to such tax liabilities.

Significant tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on Unitholders, the Fund, the Master Fund and the entities through which the Master Fund invests is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund.

Unitholders should also consider the possibility of changes to tax laws and regulations which may adversely affect the Fund and/or the Fund’s non-U.S. investments, including as a result of the OECD’s Action Plan on Base Erosion and Profit Shifting.

Special Considerations for Non-U.S. Unitholders. An investment in the Fund is not generally available to investors that are not U.S. persons, and any Unitholder that ceases to be, or expects to cease to be, a U.S. person shall be required to notify the Board of such change in status. A Unitholder who ceases to be a U.S. person may be subject to certain termination provisions set forth in the Operating Agreement. Furthermore, if such termination provisions are not exercised, in addition to the other considerations disclosed herein, if a Unitholder becomes a Non-U.S. Unitholder, such Non-U.S. Unitholder is expected to be subject to significant adverse tax consequences (not all of which are discussed herein) as a result of an investment in the Fund. In this regard, each Non-U.S. Unitholder should expect (i) to be treated as engaged in a trade or business in the United States and directly subject to U.S. federal, state and local income taxes (including for corporate Non-U.S. Unitholders, the branch profits tax) and to be required to file associated U.S. federal, state, and local tax returns; (ii) to be subject to U.S. withholding taxes on effectively connected income and other U.S. source income (and, due to the complexity of such withholding tax rules, to be potentially subject to under-withholding or over-withholding of any such taxes); (iii) to be required to indemnify the Fund, the other Unitholders, and any Indemnified Person from and against (A) any liability (including any liability for taxes (including under-withholding of taxes), penalties, additions to tax, and/or interest) with respect to income attributable to or distributions or other payments to such Non-U.S. Unitholder and (B) any costs incurred by the Fund and/or the Board as a result of such Non-U.S. Unitholder’s status as a non-U.S. person; (iv) to be required to reimburse the Fund for, and/or that the Fund may retain all, or any portion, of amounts otherwise distributable to such Non-U.S. Unitholder as a reserve for, any obligation the Fund and/or the Board may have in respect of such Non-U.S. Unitholder, including any liability or costs described in (iii), above; and (v) that the annual information provided (as described above in “—Information Reporting; Tax Returns and Audits”) may not be timely or sufficient for such Non-U.S. Unitholder to comply with its tax filing obligations in its jurisdiction of tax residence or with other applicable tax filing requirements. In addition, the foregoing tax consequences will generally apply to a non-U.S. person who invests indirectly through a Unitholder that is treated as a partnership or other flow-through entity for U.S. federal income tax purposes. The foregoing does not describe all the tax consequences and other considerations applicable to a Non-U.S. Unitholder or an indirect investor that is not a U.S. person. Each prospective direct or indirect investor who would be, or could become, a Non-U.S. Unitholder is urged to consult its own tax advisors with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences of an investment in the Fund.

THE FOREGOING DISCUSSION OF U.S. FEDERAL INCOME TAX CONSEQUENCES AND CERTAIN OTHER TAX CONSIDERATIONS SHOULD NOT BE CONSTRUED AS LEGAL OR TAX ADVICE AND IS FOR GENERAL INFORMATION ONLY. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISORS FOR FURTHER INFORMATION ABOUT THE TAX CONSEQUENCES OF PURCHASING, HOLDING AND DISPOSING OF A UNIT. IN PARTICULAR, ANY ORGANIZATION (INCLUDING A PENSION FUND) EXEMPT FROM TAXATION, AND ANY OTHER PROSPECTIVE INVESTOR THAT IS SUBJECT TO SPECIAL TAX RULES (INCLUDING AN INVESTOR TREATED AS A PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES OR A NON-U.S. UNITHOLDER), SHOULD CONSULT ITS OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF PURCHASING, HOLDING AND DISPOSING OF A UNIT.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To provide the initial capitalization of the Fund, GSAM Holdings LLC, an affiliate of Goldman Sachs & Co. LLC, has purchased Units from the Fund in an amount sufficient to satisfy the Fund’s net worth requirements under Section 14(a) of the 1940 Act. Therefore, GSAM Holdings LLC currently owns 100% of the outstanding Units. GSAM Holdings LLC may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Units. However, it is anticipated that GSAM Holdings LLC will no longer be a control person once the offering is completed.

Before the commencement of the Fund’s operations, the Investment Adviser, 200 West Street, New York NY 10282 may be deemed to control the Fund. For purposes of this item, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

OTHER INFORMATION

Miscellaneous

The prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the prospectus. Certain portions of the Registration Statement have been omitted from the prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Unitholder of Goldman Sachs Private Markets Fund 2018 (A) LLC:

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Private Markets Fund 2018 (A) LLC (the “Fund”) as of January 25, 2018, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of January 25, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

February 5, 2018

We have served as the auditor of one or more investment companies in Goldman Sachs Fund Complex since 2000.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F:(617) 530 5001, www.pwc.com/us

FINANCIAL STATEMENT

A copy of the annual report of Fund (where available) may be obtained on the Fund’s investor web portal or by calling 312-655-4702. The annual report for the fiscal period ended March 31, 2019 will become available to investors in May 2019.

FINANCIAL STATEMENT

GOLDMAN SACHS PRIVATE MARKETS FUND 2018 (A) LLC

STATEMENT OF ASSETS AND LIABILITIES

January 25, 2018

ASSETS:
Cash	$100,000
Deferred Offering Costs	165,000

Total assets	265,000

LIABILITIES:
Accrued Offering Costs	165,000

NET ASSETS:	$100,000

Common Units	5,000

Net asset value per Unit outstanding	$20.00

NOTES TO FINANCIAL STATEMENT

1. Organization

Goldman Sachs Private Markets Fund 2018 (A) LLC (the “Fund”), is a limited liability company organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware limited liability company on October 3, 2017 and has not commenced operations.

The Fund is organized as part of a master/feeder structure. The Fund will pursue its investment objective by investing all or substantially all of its assets in Goldman Sachs Private Markets Fund 2018 LLC, a Delaware limited liability company that is registered under the 1940 act (the “Master Fund”), which in turn will make investments. The Master Fund has the same investment objective, investment policies and restrictions as the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“GS&Co.”), will serve as investment adviser to the Fund and the Master Fund pursuant to separate management agreements (the “Agreements”) with each of the Fund and Master Fund, respectively.

As a newly organized entity, the Fund has no operating history other than the sale to GSAM Holdings LLC, an affiliate of GS&Co, of an aggregate of 5,000 Units for $100,000 on January 25, 2018. GSAM Holdings LLC currently owns 100% of the outstanding Units and may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Units. However, it is anticipated that GSAM Holdings LLC will no longer be a control person (based on ownership of outstanding units) once the offering is completed.

2.	Significant Accounting Policies

The financial statement has been prepared in accordance with accounting principles generally accepted in the United States of America and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

Offering and Organization Costs

Prior to commencement of operations, offering costs in connection with the offering of the Fund are recognized as a deferred charge and will be amortized on a straight-line basis over 12 months from the date of commencement of operations. Organizational costs paid in connection with the organization of the Fund will be borne by GSAM. GSAM will not seek reimbursement for organizational costs paid on behalf of the Fund. Offering costs are estimated at $165,000.

3.	Agreements

A.	Management Agreement

The Investment Adviser has contractually agreed to waive any management fee payable by the Fund so long as the Fund invests all or substantially all of its net assets in the Master Fund. In consideration of the advisory services provided by the Investment Adviser, the Master Fund will pay the Investment Adviser a management fee (the “Management Fee”), based on commitments to the Master Fund and payable quarterly in arrears, at the following annual rates: 0.10% after the first date on which Units are issued (the “Initial Issuance Date”) until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Master Fund. The Management Fee for any partial quarter will be appropriately prorated. As of January 25, 2018, there were no management fees incurred. If, or to the extent, that the Fund were to no longer invest all (or substantially all) of its assets in the Master Fund, the Fund would pay the Investment Adviser a management based on commitments and payable quarterly in arrears, at the following annual rates: 0.10% after the Initial Issuance Date until the first anniversary of the Initial Issuance Date; 0.75% after the first anniversary of the Initial Issuance Date until the eighth anniversary of the Initial Issuance Date; and 0.20% thereafter for the remaining term of the Fund.

B.	Placement Agent Agreement

GS&Co. will serve as exclusive placement agent of the Fund pursuant to a Placement Agent Agreement with the Fund to facilitate the offering of the Units. Under the Placement Agent Agreement, as compensation for the personal account maintenance services, the Fund will pay a servicing fee (the “Servicing Fee”) payable quarterly in arrears, initially equal to 0.0625% (i.e., an annual rate of 0.25%) of the total commitments of the Fund at the end of the then-current quarter for the first five years of the Fund’s term. From and after the fifth anniversary of the Initial Issuance Date, the Servicing Fee, payable quarterly in arrears, will be equal to 0.0375% (i.e., an annual rate of 0.15%) of the Fund’s net assets calculated at the end of the then-current quarter. The Servicing Fee will be paid until the liquidation of the Fund or terminated earlier in accordance with the Placement Agent Agreement. As of January 25, 2018, there were no Servicing Fees incurred.

Also under the Placement Agent Agreement, as compensation for the sales and marketing support services, the Fund will pay a distribution fee (the “Distribution Fee”), payable quarterly in arrears, equal to 0.125% (i.e., an annual rate of 0.50%) of the total commitments of the Fund at the end of the then-current quarter for the first five years of the Fund’s term, terminating on the fifth anniversary of the Initial Issuance Date unless terminated earlier in accordance with the Placement Agent Agreement. As of January 25, 2018, there were no Distribution Fees incurred.

C.	Transfer Agency Agreement

GS&Co. will serve as Transfer Agent of the Fund pursuant to a Transfer Agency Agreement. Under the Transfer Agency Agreement, as compensation for services provided by GS&Co., the Fund shall pay an annual rate of 0.12% of the average net asset value of Units issued and outstanding at the end of the then-current quarter and the prior calendar quarter (and, in the case of a Fund’s first quarter, its net asset value as of such quarter-end). As of January 25, 2018, there were no Transfer Agency fees incurred.

4.	Income Taxes

The Fund expects that it will be treated as a partnership for U.S. federal income tax purposes.

Accordingly, the Fund generally will not itself be subject to U.S. federal income tax.

5.	Other Matters

Limitation on Liability

The Investment Adviser and its affiliates will have limited liability to the Fund and the Unitholder to the fullest extent permitted by applicable law.

APPENDIX A

GSAM PROXY VOTING GUIDELINES SUMMARY

EFFECTIVE MARCH 2016

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

U.S. Proxy Items

1.	Operational Items Auditor Ratification	A-2
2.	Board of Directors	A-2
3.	Executive Compensation	A-5
4.	Director Nominees and Proxy Access	A-7
5.	Shareholders Rights & Defenses	A-8
6.	Mergers and Corporate Restructurings	A-9
7.	State of Incorporation	A-9
8.	Capital Structure Common and Preferred Stock Authorization	A-9
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	A-9

Non-U.S. Proxy Items

10.	Operational Items	A-13
11.	Board of Directors	A-14
12.	Compensation	A-16
13.	Board Structure	A-17
14.	Capital Structure	A-17
15.	Mergers and Corporate Restructuring & Other	A-19
16.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	A-20

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50% of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees; and

•	The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and Inside Directors or Affiliated Outside Directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s);

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or

•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee (s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Likelihood that the Board will be productive as a result;

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

When evaluating companies that adopted proxy access either proactively or in response to a shareholder proposal, GSAM will take into account the factors listed above. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance. Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership.

When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on

1.	employee labor and safety policies;
2.	impact on the environment of the company’s production or manufacturing operations;
3.	societal impact of products manufactured;
4.	risks throughout the supply chain or operations including animal treatment practices within food production and conflict minerals; and
5.	board diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly-available disclosure, including if the company already discloses similar information through existing reports or policies;

•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

10.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

11.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	☐ Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	☐ Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

12.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

13.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

14.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

15.	Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

16.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page A-9 for our current approach to these important topics.